      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 8, 2002


                                                      REGISTRATION NO. 333-68114

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                            ------------------------


                       POST-EFFECTIVE AMENDMENT NO. 1 TO
                                    FORM S-6


                   FOR REGISTRATION UNDER THE SECURITIES ACT
                    OF 1933 OF SECURITIES OF UNIT INVESTMENT
                        TRUSTS REGISTERED ON FORM N-8B-2
                            ------------------------

                           SOUTHERN FARM BUREAU LIFE
                             VARIABLE LIFE ACCOUNT
                             (Exact name of trust)

                  SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY
                              (Name of depositor)
                            ------------------------

                              1401 LIVINGSTON LANE
                           JACKSON, MISSISSIPPI 39213
         (Complete address of depositor's principal executive offices)


                             JOSEPH A. PURVIS, ESQ.
                              1401 LIVINGSTON LANE
                           JACKSON, MISSISSIPPI 39213
                (Name and complete address of agent for service)

                            ------------------------

                                    COPY TO:

                             STEPHEN E. ROTH, ESQ.
                        SUTHERLAND ASBILL & BRENNAN LLP
                         1275 PENNSYLVANIA AVENUE, N.W.
                          WASHINGTON, D.C. 20004-2415


    IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE
BOX):



    /X/ IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (b) OF RULE 485.



    / / ON MAY 1, 2002 PURSUANT TO PARAGRAPH (b) OF RULE 485.



    / / 60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(1) OF RULE 485.



    / / ON (DATE) PURSUANT TO PARAGRAPH (a)(1) OF RULE 485.



    IF APPROPRIATE, CHECK THE FOLLOWING BOX:



    / / THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR A PREVIOUSLY FILED POST-EFFECTIVE
    AMENDMENT.



    TITLE OF SECURITIES BEING OFFERED: ADJUSTABLE PREMIUM VARIABLE LIFE INSURANCE POLICY


--------------------------------------------------------------------------------
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
--------------------------------------------------------------------------------
                SOUTHERN FARM BUREAU LIFE VARIABLE LIFE ACCOUNT
                                      AND
                  SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

               ADJUSTABLE PREMIUM VARIABLE LIFE INSURANCE POLICY
    ------------------------------------------------------------------------

                                   PROSPECTUS


                                  May 8, 2002



This prospectus describes an adjustable premium variable life insurance policy ("Policy") offered by Southern Farm Bureau Life Insurance Company (the "Company"). The Company designed the Policy to be long-term in nature in order to provide significant life insurance benefits for the Insured. This prospectus provides information that a prospective owner should know before investing in the Policy. Certain Policy provisions may vary based on the state where the Company issues the Policy. You should consider the Policy in conjunction with other insurance you own since it may not be advantageous to replace existing insurance with the Policy or use the proceeds from any existing insurance to purchase the Policy.


You can allocate your Policy's values to:

    - Southern Farm Bureau Life Variable Life Account (the "Separate Account"), which invests in the portfolios of the Funds listed on this page; or

    -  a Declared Interest Option, which credits a specified rate of interest.

A prospectus for each of the Funds available through the Separate Account must accompany this prospectus. Please read these documents before investing and save them for future reference.

The following portfolios of the Funds listed below are available:


T. ROWE PRICE EQUITY SERIES, INC.           FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS
  Equity Income Portfolio                   VIP Growth Portfolio (Initial Class)
  Mid-Cap Growth Portfolio                  VIP High Income Portfolio (Initial Class)
  Personal Strategy Balanced Portfolio      VIP Overseas Portfolio (Initial Class)
T. ROWE PRICE FIXED INCOME SERIES, INC.     VIP Contrafund Portfolio (Initial Class)
  Limited-Term Bond Portfolio               VIP Index 500 Portfolio (Initial Class)
  Prime Reserve Portfolio


THE POLICIES AND THE FUNDS' PORTFOLIOS:

    -  ARE NOT GUARANTEED TO ACHIEVE THEIR GOALS;

    -  ARE NOT FEDERALLY INSURED;

    -  ARE NOT ENDORSED BY ANY BANK OR GOVERNMENT AGENCY; AND

    -  ARE SUBJECT TO RISKS, INCLUDING LOSS OF THE AMOUNT INVESTED.


  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THIS
     POLICY OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                   Issued By:
                Southern Farm Bureau Life Variable Life Account
                                      and
                  Southern Farm Bureau Life Insurance Company
                              1401 Livingston Lane
                           Jackson, Mississippi 39213
                                 (601) 981-7422

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                PAGE
                                                              --------
GLOSSARY....................................................      1
POLICY SUMMARY..............................................      3
      The Policy............................................      3
      Premiums..............................................      3
      Investment Options....................................      4
        Declared Interest Option ...........................      4
        Separate Account ...................................      4
      Accumulated Value.....................................      4
      Charges and Deductions................................      4
      Surrenders and Partial Withdrawals....................      6
      Death Benefit.........................................      6
      Transfers.............................................      7
      Loans.................................................      7
      Illustrations.........................................      7
RISK SUMMARY................................................      7
THE COMPANY AND THE DECLARED INTEREST OPTION................      8
      Southern Farm Bureau Life Insurance Company...........      8
      The Declared Interest Option..........................      9
THE SEPARATE ACCOUNT AND THE PORTFOLIOS.....................      9
      The Separate Account..................................      9
      The Portfolios........................................     10
      Voting Portfolio Shares...............................     12
THE POLICY..................................................     12
      Purchasing a Policy...................................     12
      When Insurance Coverage Takes Effect..................     13
      Canceling a Policy (Free-Look Right)..................     13
      Ownership Rights......................................     14
PREMIUMS....................................................     15
      Premium Flexibility...................................     15
      Allocating Premiums...................................     15
POLICY VALUES...............................................     16
      Accumulated Value.....................................     16
      Net Surrender Value...................................     16
      Variable Accumulated Value............................     17
      Unit Value............................................     17
      Declared Interest Option Accumulated Value............     18
CHARGES AND DEDUCTIONS......................................     18
      Premium Expense Charge................................     19
      Monthly Deduction.....................................     19
      Mortality and Expense Risk Charge.....................     20
      Surrender and Withdrawal Charges......................     20
      Transfer Charge.......................................     20
      Portfolio Expenses....................................     21
DEATH BENEFIT...............................................     21
      Death Proceeds........................................     21
      Death Benefit.........................................     21
      Changing the Specified Amount.........................     22

                                                                PAGE
                                                              --------
SURRENDERS AND PARTIAL WITHDRAWALS..........................     22
      Surrenders............................................     22
      Withdrawals...........................................     23
TRANSFERS...................................................     23
      Dollar Cost Averaging.................................     24
      Asset Rebalancing Program.............................     25
LOANS.......................................................     25
      Loan Conditions.......................................     25
      Effect of Policy Loans................................     26
POLICY LAPSE AND REINSTATEMENT..............................     26
      Lapse.................................................     26
      Reinstatement.........................................     27
FEDERAL TAX CONSIDERATIONS..................................     27
OTHER POLICY INFORMATION....................................     29
      Payment of Policy Benefits............................     29
      Our Right to Contest the Policy.......................     30
      Suicide Exclusion.....................................     31
      Misstatement of Age or Sex............................     31
      Modifying the Policy..................................     31
      Reports to Owners.....................................     31
      Records...............................................     32
      Policy Termination....................................     32
      Supplemental Benefits and Riders......................     32
PERFORMANCE DATA............................................     33
ADDITIONAL INFORMATION......................................     33
      Sale of the Policies..................................     33
      Legal Matters.........................................     34
      Legal Proceedings.....................................     34
      Financial Statements..................................     34
      Experts...............................................     34
      Executive Officers and Directors......................     34
APPENDIX A ILLUSTRATIONS....................................    A-1
APPENDIX B TABLE OF DEATH BENEFIT FACTORS...................    B-1
FINANCIAL STATEMENTS........................................

--------------------------------------------------------------------------------

GLOSSARY
--------------------------------------------------------------------------------

ACCUMULATED VALUE: Accumulated Value is the sum of the values of the Policy in each Subaccount of the Separate Account, and the value of the Policy in the Declared Interest Option including amounts securing loans.

ATTAINED AGE: The Insured's age at issue plus the number of Policy Years since the Policy Date.

BASIC ANNUAL PREMIUM: The basic annual premium as shown on the Policy schedule page. We determine the amount of this premium based on the Insured's age, sex, and underwriting class, and certain assumptions allowed by law.

BENEFICIARY: The person or entity the Owner named in the application, or by later designation, to receive the death proceeds upon the Insured's death.

BUSINESS DAY: Each day that the New York Stock Exchange is open for trading, except: (1) any local or regional business holidays designated in this prospectus; (2) any period when the Securities and Exchange Commission ("SEC") determines that an emergency exists which makes it impracticable for a Fund to dispose of its securities or to fairly determine the value of its net assets; or
(3) such other periods as the SEC may permit for the protection of security holders of a Fund. Assets are valued at the close of the Business Day
(3:00 p.m. Central Time).

COMPANY, WE, US, OUR, HOME OFFICE: Southern Farm Bureau Life Insurance Company, 1401 Livingston Lane, Jackson, Mississippi 39213, telephone: 601-981-7422.

DECLARED INTEREST OPTION: An account in which the Accumulated Value accrues interest at no less than the guaranteed minimum interest rate. The Declared Interest Option is part of Our General Account.

DUE PROOF OF DEATH: Proof of the Insured's death that is satisfactory to us. Such proof may consist of:

    (a)  a certified copy of the death certificate;


    (b)  a certified copy of a court decree reciting a finding of death; or


    (c)  any other proof we find satisfactory.

FUND: An open-end, diversified management investment company in which the Separate Account invests.

GENERAL ACCOUNT: All our assets other than those allocated to the Separate Account or any other separate account. We have complete ownership and control of the assets of the General Account.

GRACE PERIOD: The 61-day period after which a Policy will lapse, if you do not make a sufficient payment.

INDEBTEDNESS: The sum of all outstanding Policy loans and any due and unpaid loan interest.

INSURED: The person upon whose life we issue a Policy.

MATURITY DATE: The Insured's age 100.

MONTHLY DEDUCTION DAY: The same date in each month as the Policy Date. The Company makes the monthly deduction on the Business Day coinciding with or immediately following the Monthly Deduction Day.

NET ACCUMULATED VALUE: The Accumulated Value minus any outstanding Indebtedness.

NET PREMIUM: The amount of premium remaining after we deduct the premium expense charge and any applicable premium taxes. The Company will allocate this amount, according to the Owner's instructions, among the Declared Interest Option and the Subaccounts of the Separate Account.

NET SURRENDER VALUE: The Surrender Value minus any Indebtedness.

OWNER, YOU, YOUR: The person named in the application who owns a Policy.

POLICY ANNIVERSARY: The same date as the Policy Date in each year following the first Policy Year.

POLICY DATE: The date printed on the Policy schedule page that we use to determine Policy Years, Policy Months and Policy Anniversaries. Your Policy will be effective as of this date if you and the Insured meet our requirements. If the Policy Date would otherwise fall on the 29th, 30th or 31st of the month, the Policy Date will be the 28th.

POLICY MONTH: A one-month period beginning on a Monthly Deduction Day and ending on the day immediately preceding the next Monthly Deduction Day.

POLICY YEAR: A 12-month period that starts on the Policy Date or on a Policy Anniversary.

PORTFOLIO: A separate investment portfolio of a Fund. Each Subaccount invests exclusively in one portfolio of a Fund.

SCHEDULED PREMIUM: This is the scheduled premium amount shown on the Policy schedule page for which we will provide premium notices or accept by bank draft or electronic funds transfer.

SEPARATE ACCOUNT: Southern Farm Bureau Life Variable Life Account, a separate investment account the Company established to receive and invest net premiums paid under the Policies.

SPECIFIED AMOUNT: The minimum death benefit under a Policy so long as the Policy remains in force. The schedule page sets forth the Specified Amount as of the Policy Date.

SUBACCOUNT: A subdivision of the Separate Account, which invests exclusively in shares of a designated portfolio of a Fund.

SURRENDER CHARGES: Charges we assess at the time of any surrender during the first 10 Policy Years and during the 10 years following an increase in Specified Amount.

SURRENDER VALUE: The Accumulated Value minus any surrender charges.

VALUATION PERIOD: The period between the close of business (3:00 p.m. central time) on a Business Day and the close of business on the next Business Day.

--------------------------------------------------------------------------------

POLICY SUMMARY
--------------------------------------------------------------------------------

    This summary describes the Policy's important features and corresponds to prospectus sections that discuss the topics in more detail. The Glossary defines certain words and phrases used in this prospectus.

THE POLICY

    - The Policy is an adjustable premium variable life insurance policy providing for:

         -   death proceeds payable to the Beneficiary upon the Insured's death,

         -   Accumulated Value,

         -   withdrawal and surrender options, and

         -   loan privileges.

    - We normally issue a Policy for a minimum Specified Amount of $100,000, or the Specified Amount purchased by a single premium payment of at least $5,000.


    - You have flexibility in determining the frequency and amount of premiums. (See "PREMIUMS")


    - Accumulated Value in the Separate Account may increase or decrease, depending upon the investment performance of the assets supporting the Policy. You bear the investment risk of any depreciation of, and reap the benefit of any appreciation in, the value of the underlying assets for amounts in the Separate Account.

    - If the Insured is alive and the Policy is in force on the Maturity Date, we will pay you the Accumulated Value as of the end of the Business Day coinciding with or immediately following the Maturity Date, reduced by any outstanding Indebtedness.

    - CANCELING A POLICY. You may examine and cancel the Policy by returning it to us before midnight of the 30th day after you receive it. We will refund you the greater of: (1) premiums paid minus withdrawals; or
        (2) the Accumulated Value on the Business Day we receive the Policy plus any charges we deducted. (See "THE POLICY--Canceling a Policy (Free Look Right)."

PREMIUMS


    - When you apply for the Policy, you can select a premium payment mode (schedule) to pay planned periodic premiums monthly, semi-annually, or annually. You are not required to pay premiums according to the payment mode. However, you may increase your risk of lapse if you do not regularly pay premiums. Before the Policy takes effect, you must pay an initial premium at least equal to the full first premium for the payment mode you selected. The full first premium for annual payment modes is the basic annual premium. The first full premium for monthly payment modes is the basic annual premium divided by 12; and the first full premium for semi-annual payment modes is the basic annual premium divided by 2.


    - After you pay the initial premium, you can pay subsequent premiums at any time before the maturity date, and in any amount of at least $15. We may refuse to accept any premiums in excess of the basic annual premium in any Policy Year. You may also choose to have premiums automatically deducted monthly from your bank account or other source under our automatic payment plan. For monthly premium payments, you must participate in our automatic payment plan.

    - PAYING YOUR SCHEDULED PREMIUM WILL NOT NECESSARILY KEEP YOUR POLICY IN FORCE. Even if you make your scheduled premium payments, your Policy will lapse (terminate without value) if the Net Accumulated Value (during the first three Policy Years) or the Net Surrender Value (after the first three Policy Years) is not enough to pay the monthly deduction due, and a 61-day grace period expires without a sufficient payment. You may reinstate a lapsed Policy if you meet certain requirements.

INVESTMENT OPTIONS

DECLARED INTEREST OPTION

    - You may direct money in your Policy to the Declared Interest Option where it earns at least 4% annual interest. We may declare higher rates of interest, at our discretion.

SEPARATE ACCOUNT

    - You may direct money in your Policy to any Subaccounts of the Separate Account. WE DO NOT GUARANTEE ANY MONEY YOU PLACE IN THE SUBACCOUNTS. THE VALUE IN EACH SUBACCOUNT WILL INCREASE OR DECREASE, DEPENDING ON THE INVESTMENT PERFORMANCE OF THE CORRESPONDING PORTFOLIO. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

    -   Each Subaccount invests exclusively in one of the following portfolios:


           -  T. ROWE PRICE EQUITY SERIES, INC.        -  FIDELITY VARIABLE INSURANCE PRODUCTS
                Equity Income Portfolio                   FUNDS
                Mid-Cap Growth Portfolio                    VIP Growth Portfolio (Initial Class)
                Personal Strategy Balanced Portfolio        VIP High Income Portfolio (Initial
           -  T. ROWE PRICE FIXED INCOME SERIES, INC.         Class)
                Limited-Term Bond Portfolio                 VIP Overseas Portfolio (Initial
                Prime Reserve Portfolio                Class)
                                                            VIP Contrafund Portfolio (Initial
                                                       Class)
                                                            VIP Index 500 Portfolio (Initial
                                                       Class)


ACCUMULATED VALUE

    - Accumulated Value is the sum of your amounts in the Subaccounts and the Declared Interest Option. Accumulated Value is the starting point for calculating important values under the Policy, such as the Net Surrender Value and the death proceeds.

    - Accumulated Value varies from day to day, depending on the investment performance of the Subaccounts you choose, interest we credit to the Declared Interest Option, charges we deduct, and any other transactions (e.g., transfers, partial withdrawals, and loans). WE DO NOT GUARANTEE A MINIMUM ACCUMULATED VALUE IN THE SEPARATE ACCOUNT.


    - We place any money we receive from you in a non-interest bearing suspense account until the date when all administrative and underwriting requirements for the Policy have been satisfied and we have received sufficient initial premium. Once those requirements have been met, we then transfer the net premium to the Money Market Subaccount (I.E., the Prime Reserve Portfolio). On the Business Day on or next following the 35th day after we print the Policy to be mailed to your registered representative, we will transfer the amounts in the Money Market Subaccount among the Subaccounts and the Declared Interest Option in accordance with your allocation instructions. Thereafter, we will allocate all net premiums in accordance with your most recent allocation instructions. See "PREMIUMS--Allocating Premiums."


CHARGES AND DEDUCTIONS


We assess the following charges under the Policy to compensate us for services and benefits we provide, costs and expenses we incur, and risks we assume relating to the Policy. See "ADDITIONAL INFORMATION--Sale of the Policies" for information on compensation received by persons selling the Policy.


    - PREMIUM EXPENSE CHARGE: For each Policy Year, we currently deduct a premium expense charge equal to 10% of the premium paid in that Policy Year up to the basic annual premium, and 3% of such premium paid in that Policy Year in excess of the basic annual premium. After we deduct this charge, we credit the remaining amount (the net premium) according to your allocation instructions. This charge may increase or decrease, but will not exceed 12% of all premiums paid.

    - MONTHLY DEDUCTION: On the Policy Date and on each Monthly Deduction Day thereafter (as applicable), we deduct from the Accumulated Value:

         -   the cost of insurance charge;

         - the $6 monthly Policy expense charge (We may increase this charge to a maximum of $10 per month.)

         -   charges for any riders

    -   SURRENDER CHARGES:

         - SURRENDER CHARGES: During the first 10 Policy Years, and for the first 10 Policy Years following an increase in Specified Amount, we deduct a surrender charge if you surrender the Policy or it lapses. We calculate the surrender charges as a percentage of an amount equal to one basic annual premium for the period in which the surrender occurs as follows:

             SURRENDER CHARGES AS A PERCENTAGE OF
POLICY YEAR          BASIC ANNUAL PREMIUM
1                             50%
2                             45%
3                             40%
4                             35%
5                             30%
6                             25%
7                             20%
8                             15%
9                             10%
10                             5%
11+                            0%

    - PARTIAL WITHDRAWAL CHARGES: For each partial withdrawal, we deduct the lesser of $25 or 2% of the amount withdrawn from the remaining Accumulated Value.

    - MORTALITY AND EXPENSE RISK CHARGE: We deduct a daily charge equal to an annual rate of 1.05% of the average daily net assets of the Separate Account.

    - TRANSFER CHARGE: We may currently deduct a $25 charge (from the amount transferred) for the 13th and each additional transfer in a Policy Year. We guarantee that this charge will not exceed $40.


    - PORTFOLIO EXPENSES: The portfolios deduct management fees and other expenses from their assets. These total annual expenses (shown in the following table) vary by portfolio and, for the fiscal year ended December 31, 2001, ranged from 0.35% to 0.92% per year of average portfolio assets.



The following table shows the management fees, other expenses and total annual expenses charged by the portfolios for the fiscal year ended December 31, 2001. The purpose of the table is to assist you in understanding the various costs and expenses that you will bear directly and indirectly. Expenses of the portfolios may be higher or lower in the future. Please refer to the portfolios' prospectuses for more information.


   ANNUAL PORTFOLIO OPERATING EXPENSES (as a percentage of average portfolio assets)


                                                          MANAGEMENT                    TOTAL ANNUAL
PORTFOLIO NAME                                               FEES      OTHER EXPENSES     EXPENSES
T. Rowe Price Equity Series, Inc.
  Equity Income Portfolio                                    0.85%          0.00%       0.85%(1)
  Mid-Cap Growth Portfolio                                   0.85%          0.00%       0.85%(1)
  Personal Strategy Balanced Portfolio                       0.90%          0.00%       0.90%(1)
T. Rowe Price Fixed Income Series, Inc.
  Limited-Term Bond Portfolio                                0.70%          0.00%       0.70%(1)
  Prime Reserve Portfolio                                    0.55%          0.00%       0.55%(1)
Fidelity Variable Insurance Products Funds
  VIP Growth Portfolio (Initial Class)                       0.58%          0.10%       0.68%(2)
  VIP High Income Portfolio (Initial Class)                  0.58%          0.13%       0.71%(2)
  VIP Overseas Portfolio (Initial Class)                     0.73%          0.19%       0.92%(2)
  VIP Contrafund Portfolio (Initial Class)                   0.58%          0.10%       0.68%(2)
  VIP Index 500 Portfolio (Initial Class)                    0.24%          0.11%       0.35%(3)



(1) Management fees include the ordinary, recurring operating expenses of the portfolios.



(2) A portion of the brokerage commissions that certain portfolios pay is used to reduce Fund expenses. In addition, certain portfolios have entered into arrangements with their custodian whereby, credits realized as a result of uninvested cash balances are used to reduce custodian expenses. The amounts shown in the table do not include these reductions. Including these reductions, the total portfolio operating expenses presented in the preceding table would have been: Growth Portfolio--0.65%, High Income Portfolio--0.70%, Overseas Portfolio--0.87% and Contrafund Portfolio--0.64%.



(3) The Funds' manager has voluntarily agreed to reimburse the expenses of the portfolio if they exceed 0.28%. The Funds' manager may discontinue this arrangement at any time in its sole discretion. Including this reimbursement, the management fee, other expenses and total annual expenses in 2001 were 0.24%, 0.04% and 0.28%, respectively.


SURRENDERS AND PARTIAL WITHDRAWALS


    - SURRENDER: At any time while the Policy is in force, you may make a request to surrender your Policy and receive the Net Surrender Value. You cannot reinstate a surrendered Policy. A SURRENDER MAY HAVE TAX CONSEQUENCES. See "FEDERAL TAX CONSIDERATIONS."



    - PARTIAL WITHDRAWALS: You may make a written request to withdraw at least $500 of the Net Surrender Value. Your Net Surrender Value after a partial withdrawal must be at least $5,000. PARTIAL WITHDRAWALS MAY HAVE TAX CONSEQUENCES. See "FEDERAL TAX CONSIDERATIONS."


DEATH BENEFIT

    - DEATH PROCEEDS: We pay death proceeds to the beneficiary upon receiving due proof of the Insured's death and after any necessary claims requirements or investigations are completed. The death proceeds equal the death benefit less any Indebtedness and unpaid monthly deductions. The death benefit is the greater of

         -   the Specified Amount; OR

         - the Accumulated Value multiplied by the death benefit factor for the Insured's Attained Age. See the Table of Death Benefit Factors.

TRANSFERS

    - You may make transfers among the Subaccounts and the Declared Interest Option.

    - We may currently charge $25 (maximum $40) for the 13th and each additional transfer during a Policy Year.

    - The minimum amount you may transfer from a Subaccount or the Declared Interest Option is the lesser of $100 or the total Accumulated Value in the Subaccount or the Declared Interest Option.

LOANS


    - You may take a loan from your Policy at any time. The maximum loan amount you may take is the Surrender Value. You may increase your risk of lapse if you take a loan. LOANS MAY HAVE TAX CONSEQUENCES. See "FEDERAL TAX CONSIDERATIONS."


    - We charge you an annual interest rate of 8% on your loan. Charged interest is due and payable at the end of each Policy Year. Unpaid interest becomes part of the outstanding loan and accrues additional interest at the same rate if it is not paid by the end of the Policy Year.

    - As collateral for the loan, we segregate an amount equal to the loan in the Declared Interest Option. These amounts may earn less interest than other amounts in the Declared Interest Option.

    - You may repay all or part of your Indebtedness at any time while the Insured is alive and the Policy is in force.

    - We deduct any Indebtedness from the Accumulated Value upon surrender, and from the death proceeds payable on the Insured's death.

ILLUSTRATIONS


The illustrations provided in Appendix A at the end of this prospectus illustrate death benefits, Accumulated Values, and Surrender Values. These illustrations are based on hypothetical rates of return that are not guaranteed. The illustrations also assume costs of insurance for a hypothetical Insured. Your rates of return and insurance charges may be higher or lower than these illustrations. YOU SHOULD OBTAIN A PERSONALIZED ILLUSTRATION BEFORE PURCHASING A POLICY.


--------------------------------------------------------------------------------

RISK SUMMARY
--------------------------------------------------------------------------------

    The following are some of the risks associated with the Policy.

INVESTMENT RISK

    If you invest your Accumulated Value in one or more Subaccounts, then you will be subject to the risk that investment performance will be unfavorable and that the Accumulated Value will decrease. You COULD lose everything you invest. If you allocate net premiums to the Declared Interest Option, we will credit your Accumulated Value (in the Declared Interest Option) with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4%.

--------------------------------------------------------------------------------

RISK OF LAPSE

    PAYING YOUR SCHEDULED PREMIUM WILL NOT NECESSARILY KEEP YOUR POLICY IN FORCE. Even if you make your scheduled premium payments, your Policy will lapse (terminate without value) if the Net Accumulated Value (during the first three Policy Years) or the Net Surrender Value (after the first three Policy Years) is not enough to pay the monthly deduction due, and a 61-day grace period expires without a sufficient payment.
--------------------------------------------------------------------------------

TAX RISKS

    We anticipate that the Policy should generally be deemed a life insurance contract under Federal tax law, so that the death proceeds paid to the beneficiary will not be subject to Federal income tax. However, due to limited guidance under the Federal tax law, there is some uncertainty about the application of the Federal tax law to Policies issued on a substandard basis.

    Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract ("MEC") under Federal tax laws. If a Policy is treated as a MEC, then surrenders, partial withdrawals, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals, and loans taken before you reach age
    59 1/2. If the Policy is not a MEC, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans generally will not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.


    SEE "FEDERAL TAX CONSIDERATIONS." YOU SHOULD CONSULT A QUALIFIED TAX ADVISER FOR ASSISTANCE IN ALL POLICY-RELATED TAX MATTERS.

--------------------------------------------------------------------------------

SURRENDER RISKS

    The surrender charges under this Policy apply for 10 Policy Years after the Policy Date. Additional surrender charges will apply for 10 years from the date of any increase in Specified Amount.

    Even if you do not ask to surrender your Policy, surrender charges may play a role in determining whether your Policy will lapse, because surrender charges affect the Net Surrender Value which (after the first three Policy Years) is a measure we use to determine whether your Policy will enter a grace period (and possibly lapse). SEE "Risk of Lapse," above.
--------------------------------------------------------------------------------

LOAN RISKS

    A Policy loan, whether or not repaid, will affect Accumulated Value over time because we segregate the amount of the loan in the Declared Interest Option as collateral. The loan collateral does not participate in the investment performance of the Subaccounts. The loan collateral also may earn a lower interest rate than unloaned amounts in the Declared Interest Option.

    We reduce the amount we pay on the Insured's death by the amount of any Indebtedness. Your Policy may lapse if your Indebtedness reduces the Net Surrender Value to zero.

--------------------------------------------------------------------------------

THE COMPANY AND THE DECLARED INTEREST OPTION
--------------------------------------------------------------------------------

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

    Southern Farm Bureau Life Insurance Company was incorporated on October 30, 1946, as a stock life insurance company in the State of Mississippi and is principally engaged in the offering of life insurance policies and annuity contracts. We are admitted to do business in 13 jurisdictions: the states of Alabama, Arkansas, Florida, Georgia, Kentucky, Louisiana, Mississippi, North Carolina, South Carolina, Tennessee, Texas, and Virginia; and the Commonwealth of Puerto Rico.
--------------------------------------------------------------------------------

THE DECLARED INTEREST OPTION

    The Declared Interest Option is part of our general account. We own the assets in the general account and we use these assets to support our insurance and annuity obligations other than those funded by our separate accounts. Subject to applicable law, the Company has sole discretion over investment of the Declared Interest Option's assets. The Company bears the full investment risk for all amounts allocated or transferred to the Declared Interest Option. We guarantee that the amounts allocated to the Declared Interest Option will accrue interest daily at a net effective annual interest rate of at least 4%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion. Accumulated Value in the Declared Interest Option will not share in the investment performance of our general account.

    The Company, in its sole discretion, may establish a current interest rate that will accrue daily on amounts held in the Declared Interest Option. For each amount allocated or transferred to the Declared Interest Option, we apply the current interest rate. We reserve the right to declare a new current interest rate on this amount and accrued interest thereon, in our sole discretion. You assume the risk that interest credited to amounts in the Declared Interest Option may not exceed the minimum 4% guaranteed rate.

    WE HAVE NOT REGISTERED THE DECLARED INTEREST OPTION WITH THE SECURITIES AND EXCHANGE COMMISSION AND THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE DECLARED INTEREST OPTION.

--------------------------------------------------------------------------------

THE SEPARATE ACCOUNT AND THE PORTFOLIOS
--------------------------------------------------------------------------------

THE SEPARATE ACCOUNT

    We established Southern Farm Bureau Life Variable Life Account as a separate investment account under Mississippi law on October 16, 2000. We own the assets in the Separate Account and we are obligated to pay all benefits under the Policies. We may use the Separate Account to support other variable life insurance policies we issue. The Separate Account is registered with the Securities and Exchange Commission as an unit investment trust under the Investment Company Act of 1940 and qualifies as a "separate account" within the meaning of the Federal securities laws.

    We have divided the Separate Account into Subaccounts, each of which invests in shares of one portfolio among the following mutual funds:

    - T. Rowe Price Equity Series, Inc. (managed by T. Rowe Price Associates, Inc.)

    - T. Rowe Price Fixed Income Series, Inc. (managed by T. Rowe Price Associates, Inc.)

    - Fidelity Variable Insurance Products Funds (managed by Fidelity Management & Research Company)

    The Subaccounts buy and sell portfolio shares at net asset value. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

    Income, gains, and losses credited to, or charged against, a Subaccount of the Separate Account reflect the Subaccount's own investment performance and not the investment performance of our other assets. We may not use the Separate Account's assets to pay any of our liabilities other than those arising from the Policies. If the Separate Account's assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

    The Separate Account may include other Subaccounts that are not available under the Policies and are not discussed in this prospectus. Where permitted by applicable law, we reserve the right to:

        1. Deregister the Separate Account under the Investment Company Act of 1940 if such registration is no longer required, or operate the Separate Account as a management investment company under the Investment Company Act of 1940, or as any other form permitted by law;

        2. Restrict or eliminate any voting rights of owners, or other persons who have voting rights as to the Separate Account;

        3.  Combine the Separate Account with other separate accounts; or

        4. Make any changes required by the Investment Company Act of 1940 or any other law.

    We may substitute another Subaccount, portfolio, or insurance company separate account under the Policy if, in our judgment, investment in a Subaccount or portfolio would no longer be possible or becomes inappropriate to the purpose of the Policy, or if investment in another Subaccount or insurance company separate account is in the best interest of Owners. We will not make any such substitution or other changes without receiving any necessary prior approval of the Securities and Exchange Commission and applicable state insurance departments. We will notify you of any changes.
--------------------------------------------------------------------------------

THE PORTFOLIOS

    Each Subaccount of the Separate Account invests exclusively in shares of one portfolio. Each portfolio is part of a mutual fund that is registered with the Securities and Exchange Commission as an open-end management investment company. Such registration does not involve supervision of the management or investment practices or policies of the portfolios by the Securities and Exchange Commission.

    Each portfolio's assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or losses of one portfolio generally have no effect on the investment performance of any other portfolio. Pending any prior approval by a state insurance regulatory authority, certain Subaccounts and corresponding portfolios may not be available to residents of some states.

    The following table summarizes each portfolio's investment objective(s) and policies. THERE IS NO ASSURANCE THAT ANY OF THE PORTFOLIOS WILL ACHIEVE ITS STATED OBJECTIVE(S). You can find more detailed information about the portfolios, including a description of risks, in the prospectuses for the portfolios. You should read these prospectuses carefully.


       PORTFOLIO                             INVESTMENT OBJECTIVE
T. Rowe Price Equity     -  This Portfolio seeks to provide substantial dividend
Income Portfolio           income as well as long- term growth of capital through
                            investments in the common stocks of established
                            companies.
T. Rowe Price            -  This Portfolio seeks to provide long-term capital
Mid-Cap Growth             appreciation by investing primarily in mid-cap stocks with
Portfolio                   the potential for above-average earnings growth.
T. Rowe Price Personal   -  This Portfolio seeks the highest total return over time
Strategy Balanced          consistent with an emphasis on both capital appreciation
Portfolio                   and income. The Portfolio consists of approximately 60%
                            stocks, 30% bonds, and 10% money market securities.
T. Rowe Price Limited-   -  This Portfolio seeks a high level of income consistent
Term Bond Portfolio        with moderate fluctuations in principal value.

       PORTFOLIO                             INVESTMENT OBJECTIVE
T. Rowe Price Prime      -  This Portfolio seeks preservation of capital and
Reserve Portfolio          liquidity and, consistent with these, the highest possible current income. This Portfolio invests in high-quality
                            U.S. dollar-denominated money market securities. An
                            investment in the T. Rowe Price Prime Reserve Portfolio
                            is neither insured nor guaranteed by the Federal Deposit
                            Insurance Corporation or any government agency. There can
                            be no assurance that the Portfolio will be able to
                            maintain a stable net asset value of $1.00 per share.
                            During extended periods of low interest rates, the yield
                            of a money market subaccount may also become extremely
                            low and possibly negative.
Fidelity VIP Growth      -  This Portfolio seeks capital appreciation by investing
Portfolio (Initial         primarily in common stocks.
Class)
Fidelity VIP High        -  This Portfolio seeks a high level of current income and
Income Portfolio           growth of capital by investing primarily in
(Initial Class)             income-producing bonds, preferred stocks and convertible
                            securities, with an emphasis on lower-quality debt
                            securities.
Fidelity VIP Overseas    -  This Portfolio seeks long-term growth of capital by
Portfolio (Initial         investing primarily in foreign securities. The Portfolio
Class)                      defines foreign securities as securities of issuers whose
                            principal activities are located outside the United
                            States.
Fidelity VIP Contrafund  -  This Portfolio seeks long-term capital appreciation by
Portfolio (Initial         investing in securities of companies whose value the
Class)                      adviser believes are not fully recognized by the public.
                            The Portfolio normally invests primarily in common stocks
                            and securities convertible into common stock, but it has
                            the flexibility to invest in other types of securities.
Fidelity VIP Index 500   -  This Portfolio seeks to provide investment results that
Portfolio (Initial         correspond to the total return of a broad range of common
Class)                      stocks publicly traded in the United States. To achieve
                            this objective, the Portfolio attempts to duplicate the
                            composition and total return of the S&P 500.


    In addition to the Separate Account, the Funds may sell portfolio shares to other separate accounts established by other insurance companies (which may or may not be affiliated with the Company), and to separate accounts to serve as the underlying investment for variable annuity contracts and variable life insurance policies or qualified retirement plans. It is possible that, in the future, a material conflict may arise between the interests of Owners of the Policies, and of owners of other policies whose values are allocated to other separate accounts investing in any of the portfolios. It also may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the portfolios simultaneously. Although neither the Company nor the Funds currently foresee any such disadvantages, each Fund's Board of Directors will monitor events in order to identify any material conflicts and will determine what action, if any, it should take. Such action could include the sale of portfolio shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in Federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance policy owners and those given by variable annuity contract owners.

    If a Fund's Board of Directors were to conclude that separate portfolios should be established, we will bear the attendant expenses, but you would no longer have the economies of scale resulting from a larger combined portfolio.

    THESE PORTFOLIOS ARE NOT AVAILABLE FOR PURCHASE DIRECTLY BY THE GENERAL PUBLIC, AND ARE NOT THE SAME AS OTHER MUTUAL FUND PORTFOLIOS WITH VERY SIMILAR OR NEARLY IDENTICAL NAMES THAT ARE SOLD DIRECTLY TO THE PUBLIC. However, the investment objectives and policies of certain portfolios available under the Policy are very similar to the investment objectives and policies of other portfolios that are or may be managed by the same investment adviser or manager. Nevertheless, the investment performance and results of the portfolios available under the Policy may be lower or higher than the investment results of such other (publicly available) portfolios. THERE CAN BE NO ASSURANCE, AND WE MAKE NO REPRESENTATION, THAT THE INVESTMENT RESULTS OF ANY OF THE PORTFOLIOS AVAILABLE UNDER THE POLICY WILL BE COMPARABLE TO THE INVESTMENT RESULTS OF ANY OTHER PORTFOLIO, EVEN IF THE OTHER PORTFOLIO HAS THE SAME INVESTMENT ADVISER OR MANAGER, THE SAME INVESTMENT OBJECTIVES AND POLICIES, AND A VERY SIMILAR NAME.


    We may receive different amounts of compensation from an investment adviser, distributor and/or affiliate(s) of one or more of the Funds based upon an annual percentage of the average assets we hold in the portfolios. These amounts, which may vary by adviser, distributor and/or Fund affiliate(s), are intended to compensate us for administrative and other services we provide to the Funds and/or affiliate(s) and may be significant.


    PLEASE READ THE PORTFOLIO PROSPECTUSES TO OBTAIN MORE COMPLETE INFORMATION REGARDING THE PORTFOLIOS. KEEP THESE PROSPECTUSES FOR FUTURE REFERENCE.
--------------------------------------------------------------------------------

VOTING PORTFOLIO SHARES

    Even though we are the legal owner of the portfolio shares held in the Subaccounts, and have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as Owners instruct, so long as such action is required by law.

    Before a vote of a portfolio's shareholders occurs, you will receive voting materials. We will ask you to instruct us on how to vote and to return your instructions to us in a timely manner. You will have the right to instruct us on the number of portfolio shares that correspond to the amount of Accumulated Value you have in that portfolio (as of a date set by the portfolio).

    If we do not receive voting instructions on time from some Owners, we will vote those shares in the same proportion as the timely voting instructions we receive from Owners. Should Federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under Federal regulation, we may disregard certain Owner voting instructions. If we ever disregard voting instructions, we will send you a summary in the next annual report to Owners advising you of the action and the reasons we took such action.

--------------------------------------------------------------------------------

THE POLICY
--------------------------------------------------------------------------------

PURCHASING A POLICY

    To purchase a Policy, you must submit a completed application to your agent who, in turn, will forward the completed application to us at our Home Office. Your agent is a licensed insurance agent and a registered representative of a broker-dealer authorized to sell the Policy.

    We determine the minimum Specified Amount benefit for a Policy based on the Insured's Attained Age when we issue the Policy. The minimum Specified Amount is $100,000, or the Specified Amount purchased by a single premium payment of at least $5,000.

    Generally, the Policy is available for Insureds between Attained Ages 0-75 for standard non-tobacco and standard tobacco underwriting classes, 18-75 for preferred non-tobacco and tobacco underwriting classes. Starting at Specified Amounts of $250,000, we add a better underwriting class (super-preferred) for non-tobacco users only. We can provide you with details as to these underwriting standards when you apply for a Policy. We reserve the right to modify our underwriting requirements at any time. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We reserve the right to reject an application for any reason permitted by law.

--------------------------------------------------------------------------------

WHEN INSURANCE COVERAGE TAKES EFFECT

    Any insurance we issue as a result of your application will not be effective until: (a) we deliver a Policy while the proposed Insureds are alive and insurable; and (b) you pay the full first premium for that Policy. An earlier effective date will apply only as specified in the conditional receipt that accompanied your application, the terms of which provide as follows:

        1. No insurance will become effective prior to delivery of the Policy unless and until each and every one of the following conditions have been fulfilled exactly:

             (a) If the proposed Insured is a tobacco user, the amount of payment taken with the application must be at least equal to the amount of the full first premium at preferred tobacco premium rate for the mode of payment selected in the application and for the amount of insurance which may become effective prior to delivery of the Policy;

             (b) If the proposed Insured is not a tobacco user, the amount of payment taken with the application must be at least equal to the amount of the full first premium at preferred or super preferred non-tobacco premium rate for the mode of payment selected in the application and for the amount of insurance which may become effective prior to delivery of the Policy;

             (c) All medical examinations, tests, x-rays, and electrocardiograms we require must be completed and received at the Home Office within 60 days from the date the application is completed;

             (d) On the Effective Date, as defined below, the Company at our Home Office must be satisfied that each proposed Insured in the application is a risk insurable by the Company at no greater than standard tobacco or standard non-tobacco premium rate under our rules, limits, and standards for the plan and the amount applied for without any modification either as to plan, amount, riders, or supplemental agreements; and

             (e) On the Effective Date the state of health and all factors, including tobacco usage, affecting the insurability of each proposed Insured must be as stated in the application.

        2. Subject to the conditions of paragraph 1, insurance, as provided by the terms and conditions of the Policy applied for and in use on the Effective Date, but for an amount not exceeding that specified in paragraph 3, will become effective as of the Effective Date. "Effective Date," as used herein, is the latest of: (a) the date of completion of the application questions, or (b) the date of completion of all medical examinations, tests, x-rays, and electrocardiograms required by the Company, or (c) the date of issue, if any, requested in the application.

        3. The total amount of insurance that may become effective on any proposed Insured shall not exceed $250,000 of life insurance.

        4. If one or more of the conditions of paragraph 1 have not been fulfilled exactly, the Company shall have no liability except to return the applicable payment in exchange for the conditional receipt.
--------------------------------------------------------------------------------

CANCELING A POLICY (FREE-LOOK RIGHT)

    You may cancel a Policy during the free-look period by returning it to the Company, or to the agent who sold it. The free-look period generally expires 30 days after you receive the Policy, but this period will be longer if required by state law. If you decide to cancel the Policy during the free-look period, we will treat the Policy as if we never issued it. Within seven calendar days after we receive the returned Policy, we will refund the greater of: (1) the premiums paid less withdrawals; or (2) the

    Accumulated Value on the Business Day we receive the returned Policy plus any charges we deducted.
--------------------------------------------------------------------------------

OWNERSHIP RIGHTS

    The Policy belongs to the Owner named in the application. The Owner may exercise all of the rights and options described in the Policy, subject to the rights of any assignee of record and any irrevocably designated beneficiary. The Owner is the Insured unless the application specifies a different person as the Owner. If the Owner dies before the Insured and no contingent Owner is named, then Ownership of the Policy will pass to the Owner's estate. The Owner may exercise certain rights described below.

    SELECTING AND CHANGING THE BENEFICIARY

        - You designate the beneficiary (the person to receive the death proceeds when the Insured dies) in the application.

        - If you designate more than one beneficiary, then each beneficiary shares equally in any death proceeds unless the beneficiary designation states otherwise.

        - If the beneficiary dies before the Insured, then any contingent beneficiary becomes the beneficiary.

        - If both the beneficiary and contingent beneficiary die before the Insured, then we will pay the death proceeds to the Owner or the Owner's estate once the Insured dies.

        - Unless there is an irrevocable beneficiary, you can change the beneficiary by providing us with a written request while the Insured is living.

        - The change in beneficiary is effective as of the date you sign the written request.

        - We are not liable for any actions we take before we received the written request.

    CHANGING THE OWNER

        - You may change the Owner by providing a written request to us at any time while the Insured is alive.

        -  The change takes effect on the date you sign the written request.

        - We are not liable for any actions we take before we received the written request.

        - Changing the Owner does not automatically change the beneficiary and does not change the Insured.


        - Changing the Owner may have tax consequences. See "FEDERAL TAX CONSIDERATIONS." You should consult a tax adviser before changing the Owner.


    ASSIGNING THE POLICY

        - You may assign Policy rights while the Insured is alive by submitting a written request to our Home Office.

        -  The Owner retains any ownership rights that are not assigned.

        - The assignee may not change the Owner or the beneficiary, and may not elect or change an optional method of payment. We will pay any amount payable to the assignee in a lump sum.

        -  We are not:

             -  bound by any assignment unless we receive a written notice;

             -  responsible for the validity of any assignment; or

             - liable for any payment we make before we received written notice of the assignment and recorded it at the Home Office.


        - Assigning the Policy may have tax consequences. See "FEDERAL TAX CONSIDERATIONS--Tax Treatment of Policy Benefits."


--------------------------------------------------------------------------------

PREMIUMS
--------------------------------------------------------------------------------

PREMIUM FLEXIBILITY

    When you apply for a Policy, you may indicate your intention to pay certain scheduled premiums. However, you have flexibility to determine the frequency and the amount of the premiums you pay. You must send all premium payments to our Home Office or such other office as we may designate from time to time. You may not pay any premiums after the Policy's Maturity Date.

    We have the right to limit or refund any premium if (1) the premium would disqualify the Policy as a life insurance contract under the Internal Revenue Code; (2) you make a payment less than $15; or (3) the premium exceeds the basic annual premium and results in an increase in the death benefit.

    You can stop paying premiums at any time and your Policy will continue in force until the earlier of the Maturity Date, or the date when either
    (1) the Insured dies, or (2) the grace period ends without a sufficient payment (see "Lapse," below), or (3) we receive your written notice requesting a surrender of the Policy.


    If mandated under applicable law, we may be required to reject a premium payment.


    LAPSE. Under certain conditions, your Policy will enter into a 61-day grace period and possibly lapse:

        - During the first three Policy Years, the Policy will enter a grace period if on any Monthly Deduction Day the Net Accumulated Value is not enough to pay the next monthly deduction due.

        - After the first three Policy Years, your Policy will enter a 61-day grace period if the Net Surrender Value on any Monthly Deduction Day is not enough to pay the next monthly deduction due.


    We will notify you when your Policy is in a grace period. If you do not make a sufficient payment before the end of the grace period, then your Policy will lapse. You may reinstate a lapsed Policy if you meet certain requirements. See "POLICY LAPSE AND REINSTATEMENT."


    TAX-FREE EXCHANGES (1035 EXCHANGES). We may accept as all or part of your initial premium, money from another life insurance contract insuring the same Insured that qualified for a tax-free exchange under Section 1035 of the Internal Revenue Code, contingent upon receipt of the cash from that contract. If you contemplate such an exchange, you should consult a tax adviser to discuss the potential tax effects of such a transaction.
--------------------------------------------------------------------------------

ALLOCATING PREMIUMS

    When you apply for a Policy, you must instruct us to allocate your net premium to one or more Subaccounts and to the Declared Interest Option according to the following rules:

        - You must allocate at least 10% of each net premium to any Subaccount or the Declared Interest Option you select.

        - Allocation percentages must be in whole numbers and the sum of the percentages must equal 100%.

        - As long as your Policy is in force and has a positive Net Accumulated Value, you can change the allocation instructions for additional net premiums without charge by providing us with a signed, written notification on a form we deem acceptable. Any change in allocation instructions will be effective on the Business Day on or next following the date we receive the signed form at our Home Office.

    Investment returns from amounts allocated to the Subaccounts will vary with the investment performance of these Subaccounts and will be reduced by Policy charges. YOU BEAR THE ENTIRE INVESTMENT RISK FOR AMOUNTS YOU ALLOCATE TO THE SUBACCOUNTS.


    This paragraph and the next one following describe how we handle money you send us. For purposes of this description, the "POLICY SETTLE DATE" is the date when all administrative and underwriting requirements have been satisified and we have received sufficient initial premium; and "POLICY ALLOCATION DATE" is the 35th day after the date we print the Policy for processing and mailing to your agent/registered representative, for delivery to you. The Policy settle date usually occurs before the Policy allocation date.



    We will place any amounts we receive before the Policy settle date in a non-interest bearing suspense account until the Business Day on or next following the Policy settle date, at which time we will transfer net premiums from the suspense account to the Money Market Subaccount (i.e., the Subaccount investing in the Prime Reserve Portfolio). However, if the Policy settle date occurs on or after the Policy allocation date, we will allocate net premiums from the suspense account to the Subaccounts and the Declared Interest Option in accordance with the net premium allocation percentages shown in the application. We will also place any net premiums we receive on or after the Policy settle date but before the Policy allocation date in the Money Market Subaccount. On the Business Day on or next following the Policy allocation date, we will transfer all of the Accumulated Value in the Money Market Subaccount to the Subaccounts and the Declared Interest Option in accordance with your net premium allocation percentages shown on the application. We will allocate any net premiums received on or after the later of the Policy settle date and the Policy allocation date on the Business Day we receive such premiums, in accordance with your net premium allocation percentages shown on the application or any more recent written instructions. We will not count the transfers described above for purposes of calculating any transfer charge.



    Although we do not anticipate delays in our receipt and processing of applications, premium payments or transaction requests, we may experience such delays to the extent agents fail to forward applications, premium payments and transaction requests to our Home Office on a timely basis.


--------------------------------------------------------------------------------

POLICY VALUES
--------------------------------------------------------------------------------

ACCUMULATED VALUE

        -  serves as the starting point for calculating values under a Policy;

        - equals the sum of all values in the Declared Interest Option and in each Subaccount;

        -  is determined as of the Policy Date and on each Business Day; and

        - has no guaranteed minimum amount and may be more or less than premiums paid.

        - NET ACCUMULATED VALUE equals the Accumulated Value minus any Indebtedness.
--------------------------------------------------------------------------------

NET SURRENDER VALUE

    The Net Surrender Value is the amount we pay to you when you surrender your Policy. We determine the Net Surrender Value at the end of the Valuation Period when we receive your written surrender request.

    NET SURRENDER VALUE ON ANY BUSINESS DAY EQUALS:

        -  the Accumulated Value as of such date; MINUS

        -  any surrender charges as of such date; MINUS

        -  any outstanding Indebtedness.
--------------------------------------------------------------------------------

VARIABLE ACCUMULATED VALUE

    The Variable Accumulated Value is equal to the sum of the Accumulated Value in each Subaccount. At the end of any Valuation Period, a Subaccount's Accumulated Value is equal to the number of units that the Policy has in the Subaccount, multiplied by the unit value of that Subaccount.

    THE NUMBER OF UNITS IN ANY SUBACCOUNT ON ANY BUSINESS DAY EQUALS:


        - the initial units purchased at the unit value on the Business Day on or next following the Policy allocation date (see
           "PREMIUMS--Allocating Premiums" above); PLUS


        -  units purchased with additional net premiums; PLUS

        - units purchased via transfers from another Subaccount or the Declared Interest Option; MINUS

        -  units redeemed to pay for monthly deductions; MINUS

        -  units redeemed to pay for partial withdrawals; MINUS

        - units redeemed as part of a transfer to another Subaccount or the Declared Interest Option including transfers to secure Policy loans.

    Every time you allocate or transfer money to or from a Subaccount, we convert that dollar amount into units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the transaction by the unit value for that Subaccount at the end of the Valuation Period.
--------------------------------------------------------------------------------

UNIT VALUE

    We determine a unit value for each Subaccount to reflect how investment performance affects the Policy values. Unit values will vary among Subaccounts. The unit value of each Subaccount was originally established at $10 per unit on the Business Day when the Subaccount first purchased portfolio shares. The unit value may increase or decrease from one Valuation Period to the next.

    THE UNIT VALUE OF ANY SUBACCOUNT AT THE END OF A VALUATION PERIOD IS CALCULATED BY DIVIDING (A) BY (B) WHERE:

        a)  is:

             1) the value of the net assets of the Subaccount at the end of the preceding Valuation Period; PLUS

             2) the investment income and capital gains, realized or unrealized, credited to the net assets of that Subaccount during the Valuation Period for which the unit value is being determined; MINUS

             3) the capital losses, realized or unrealized, charged against those net assets during the Valuation Period; MINUS

             4) any amount charged against the Subaccount for taxes, or any amount set aside during the Valuation Period by the Company as a provision for taxes attributable to the operation or maintenance of that Subaccount; MINUS

             5)  the daily equivalent of the mortality and expense risk charge.

        b) is the number of units outstanding at the end of the preceding Valuation Period.

--------------------------------------------------------------------------------

DECLARED INTEREST OPTION ACCUMULATED VALUE


    On the Business Day on or next following the date premiums are allocated (see "PREMIUMS--Allocating Premiums" above), the Declared Interest Option Accumulated Value is equal to the amount allocated to the Declared Interest Option, less the portion of the first monthly deduction taken from the Declared Interest Option.


    THE DECLARED INTEREST OPTION ACCUMULATED VALUE AT THE END OF ANY VALUATION PERIOD EQUALS:

        - the Declared Interest Option Accumulated Value at the end of the preceding Valuation Period; PLUS

        - the total net premiums allocated to the Declared Interest Option since the end of the preceding Valuation Period; PLUS

        -  any amounts transferred to the Declared Interest Option; PLUS

        -  interest credited to the Declared Interest Option; MINUS

        -  amounts charged to pay for monthly deductions; MINUS

        -  amounts withdrawn or transferred from the Declared Interest Option.

--------------------------------------------------------------------------------

CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------

    We make certain charges and deductions under the Policy. These charges and deductions compensate us for: (1) services and benefits we provide;
    (2) costs and expenses we incur; and (3) risks we assume.

    SERVICES AND BENEFITS WE PROVIDE:

        -  the death benefit, cash and loan benefits under the Policy

        -  investment options, including premium allocations

        -  administering any elective options

        -  distributing reports to Owners

    COSTS AND EXPENSES WE INCUR:

        - costs associated with processing and underwriting applications, issuing and administering the Policy (including any riders)

        -  overhead and other expenses for providing services and benefits

        -  sales and marketing expenses

        - other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying Federal, state and local premium and other taxes and fees

    RISKS WE ASSUME:

        - that the cost of insurance charges we may deduct are insufficient to meet our actual claims because Insureds die sooner than we estimate

        - that the costs of providing the services and benefits under the Policies exceed the charges we deduct

        -  investment risk associated with the Declared Interest Option

--------------------------------------------------------------------------------

PREMIUM EXPENSE CHARGE

    We deduct a premium expense charge from each premium payment to compensate us for Policy-related distribution expenses. We credit the remaining amount (the net premium) to your Accumulated Value according to your allocation instructions. For each Policy Year, we currently deduct a premium expense charge equal to 10% of the premium paid in that Policy Year up to the basic annual premium, and 3% of such premium paid in that Policy Year in excess of the basic annual premium. We may change the premium expense charge, but we guarantee that it will not exceed 12% of all premiums paid.
--------------------------------------------------------------------------------

MONTHLY DEDUCTION

    We deduct a monthly deduction from the Accumulated Value on the Policy Date and on each Monthly Deduction Day. We will make deductions from each Subaccount and the Declared Interest Option on a pro-rata basis (i.e., in the same proportion that the value in each Subaccount and the Declared Interest Option (excluding amounts securing loans) bears to the total Accumulated Value (excluding amounts securing loans) on the Monthly Deduction Day). Because portions of the monthly deduction (such as the cost of insurance) can vary from month-to-month, the monthly deduction will also vary.

    The monthly deduction has three components:

        -  a cost of insurance charge;

        -  a monthly Policy expense; and

        -  charges for any riders.

    COST OF INSURANCE. We assess a monthly cost of insurance charge to compensate us for underwriting the death benefit. The charge depends on a number of variables (age, sex, underwriting class, and Specified Amount) that would cause it to vary from Policy to Policy and from Monthly Deduction Day to Monthly Deduction Day.

    We calculate the cost of insurance charge separately for the initial Specified Amount and for any increase in Specified Amount. If we approve an increase in your Policy's Specified Amount, then a different underwriting class (and a different cost of insurance charge) may apply to the increase, based on the Insured's circumstances at the time of the increase.

    COST OF INSURANCE CHARGE IS COMPUTED AS (A) MULTIPLIED BY (B) DIVIDED BY
    (C), PLUS (D), WHERE:

        (a)   is the monthly cost of insurance rate;

        (b) is the death benefit, divided by 1.0032737, less the Accumulated Value;

        (c)   is 1,000; and

        (d) is the cost of any flat extra premium shown on the Policy schedule page for any Specified Amount, times that Specified Amount divided by 1,000.

    We base the cost of insurance rates on the Insured's Attained Age, sex, underwriting class, Specified Amount, and the duration of the Policy from issue or from Specified Amount increase. The actual monthly cost of insurance rates are based on our expectations as to future mortality experience. The rates will never be greater than the guaranteed amount stated in your Policy. These guaranteed rates are based on the 1980 Commissioners' Standard Ordinary (C.S.O.) Smoker and Nonsmoker Mortality Tables and the Insured's age and underwriting class. For standard underwriting classes, these guaranteed rates will never be greater than the rates in the 1980 C.S.O. tables.

    MONTHLY POLICY EXPENSE CHARGE. Each month we deduct a $6 monthly Policy expense charge to compensate us for expenses such as record keeping, processing death benefit claims and Policy changes, and overhead costs. We may increase this charge to a maximum of $10 per month.

    CHARGES FOR RIDERS. The monthly deduction includes charges for any supplemental insurance benefits you add to your Policy by rider. See "OTHER POLICY INFORMATION--Supplemental Benefits and Riders."

--------------------------------------------------------------------------------

MORTALITY AND EXPENSE RISK CHARGE

    We deduct a daily charge from each Subaccount (not the Declared Interest Option) to compensate us for certain mortality and expense risks we assume. The mortality risk is that an Insured will live for a shorter time than we project. The expense risk is that the expenses that we incur will exceed the administrative charge limits we set in the Policy. This charge is equal to:

        -  the assets in each Subaccount, MULTIPLIED BY

        - 0.0028618%, which is the daily portion of the annual mortality and expense risk charge rate of 1.05% during all Policy Years.

    We will not increase this charge. If this charge does not cover our actual costs, we absorb the loss. Conversely, if the charge more than covers actual costs, the excess is added to our surplus. We expect to profit from this charge and may use such profits for any lawful purpose including covering distribution expenses.
--------------------------------------------------------------------------------

SURRENDER AND WITHDRAWAL CHARGES

    SURRENDER CHARGES. If you fully surrender your Policy (or it lapses) during the first 10 Policy Years, we deduct surrender charges from your Accumulated Value and pay the remaining amount (less any outstanding Indebtedness) to you. The payment you receive is called the Net Surrender Value. Additional 10-year surrender charges are associated with each Specified Amount increase. We calculate the surrender charges as a percentage of an amount equal to one basic annual premium for the period in which the surrender occurs as follows:

               SURRENDER CHARGE AS A PERCENTAGE OF
POLICY YEAR           BASIC ANNUAL PREMIUM
-----------    -----------------------------------
     1                          50%
     2                          45%
     3                          40%
     4                          35%
     5                          30%
     6                          25%
     7                          20%
     8                          15%
     9                          10%
    10                           5%
    11+                          0%

    WITHDRAWAL CHARGE. You may request a partial withdrawal from your Accumulated Value. For each withdrawal, we will deduct from the amount withdrawn a fee equal to the lesser of $25 or 2% of the amount withdrawn.
--------------------------------------------------------------------------------

TRANSFER CHARGE

        - We currently allow you to make 12 transfers each Policy Year free of charge.

        - We may currently charge $25 for the 13th and each additional transfer among the Subaccounts and Declared Interest Option during a Policy Year. We will not increase this charge above $40.

        - For purposes of assessing the transfer charge, each written or telephone request is considered to be one transfer, regardless of the number of Subaccounts (or Declared Interest Option) affected by the transfer.

        -  We deduct the transfer charge from the amount being transferred.


        - Transfers we effect to reallocate amounts on and prior to the Policy allocation date (see "PREMIUMS--Allocating Premiums"), and transfers due to dollar cost averaging, asset rebalancing, or loans, do NOT count as transfers for the purpose of assessing this charge.

--------------------------------------------------------------------------------

PORTFOLIO EXPENSES

    The value of the net assets of each Subaccount reflects the investment advisory (management) fees and other expenses incurred by the corresponding portfolio in which the Subaccount invests. For further information, see the portfolios' prospectuses and the Annual Portfolio Operating Expenses table included in the Summary of this prospectus.

--------------------------------------------------------------------------------

DEATH BENEFIT
--------------------------------------------------------------------------------

DEATH PROCEEDS


    As long as the Policy is in force, we will pay the death proceeds to the primary beneficiary or a contingent beneficiary once we receive satisfactory proof of the Insured's death at our Home Office and after any necessary claims requirements or investigations are completed. We may require you to return the Policy. If the beneficiary dies before the Insured and there is no contingent beneficiary, we will pay the death proceeds to the Owner or the Owner's estate. We will pay the death proceeds in a lump sum or under a payment option. See "OTHER POLICY INFORMATION--Payment Options."


    DEATH PROCEEDS EQUAL:

        -  the death benefit (described below); PLUS

        -  premiums paid after the date of death; MINUS

        -  any past due monthly deductions; MINUS

        -  any outstanding Indebtedness on the date of death.

    If all or part of the death proceeds are paid in one sum, we will pay interest on this sum as required by applicable state law from the date we receive due proof of the Insured's death to the date we make payment.

    An increase in the Specified Amount will increase the death benefit and a decrease in the Specified Amount will decrease the death benefit.


    We may further adjust the amount of the death proceeds under certain circumstances. See "OTHER POLICY INFORMATION--Our Right to Contest the Policy," and "Misstatement of Age or Sex."

--------------------------------------------------------------------------------

DEATH BENEFIT

    THE DEATH BENEFIT IS THE GREATER OF:

        -  the Specified Amount on the Insured's date of death; OR

        - the Accumulated Value on the Insured's date of death multiplied by the applicable death benefit factor for the Insured's Attained Age, gender, and underwriting classification from the Table of Death Benefit Factors in Appendix B.

    Your death benefit does not change unless the death benefit factor multiplied by the Accumulated Value is greater than the Specified Amount. Then the death benefit will vary as the Accumulated Value varies.
--------------------------------------------------------------------------------

CHANGING THE SPECIFIED AMOUNT


    You select the Specified Amount when you apply for the Policy. You may change the Specified Amount at any time after the end of the first Policy Year, subject to the conditions described below. We will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Internal Revenue Code. Changing the Specified Amount may have tax consequences and you should consult a tax advisor before doing so. See "FEDERAL TAX CONSIDERATIONS."


    INCREASING THE SPECIFIED AMOUNT


        - You may increase the Specified Amount before the Insured reaches age 75 by submitting a written request and providing evidence of insurability satisfactory to us at our Home Office. The increase will be effective on the next Monthly Deduction Day after we approve the increase request.


        -  The minimum increase is $100,000.

        - Increasing the Specified Amount will result in additional surrender charges that last for 10 years.

        - A different cost of insurance charge may apply to the increase in Specified Amount, based on the Insured's circumstances at the time of the increase.

        - You must pay premium sufficient for the first month's cost of insurance after deduction of all applicable expense charges, or the Policy must have enough Accumulated Value to deduct such cost of insurance.

    DECREASING THE SPECIFIED AMOUNT


        - You must submit a written request to decrease the Specified Amount to us at our Home Office.


        - You may not decrease the Specified Amount below the minimum Specified Amount shown on the Policy schedule page.

        - Any decrease will be effective on the next Monthly Deduction Day after we process your written request.

        - For purposes of determining the cost of insurance charge, any decrease will first be used to reduce the most recent increase, then the next most recent increases in succession, and then the initial Specified Amount.

        - Decreasing the Specified Amount will not affect the surrender charges.

--------------------------------------------------------------------------------

SURRENDERS AND PARTIAL WITHDRAWALS
--------------------------------------------------------------------------------

SURRENDERS


        - You may make a written request to surrender your Policy for its Net Surrender Value as calculated at the end of the Business Day when we receive your request at our Home Office. A surrender may have tax consequences. See "FEDERAL TAX CONSIDERTIONS--Tax Treatment of Policy Benefits."

        - The Insured must be alive and the Policy must be in force when you make your written request. A surrender is effective as of the date when we receive your written request. We may require that you return the Policy.


        - If you surrender your Policy during the first 10 Policy Years (or during the first 10 years after an increase in the Specified Amount), you will incur surrender charges. See "CHARGES AND
           DEDUCTIONS--Surrender and Withdrawal Charges."


        - Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated.


        - We will usually pay you the Net Surrender Value in a lump sum within seven days unless you request other arrangements. See "OTHER POLICY INFORMATION--Payment of Policy Benefits."

--------------------------------------------------------------------------------

WITHDRAWALS

    Prior to the maturity date while the Insured is alive, you may request to withdraw a portion of your Net Surrender Value subject to certain conditions.


        - You must: (1) make your request in writing to us at our Home Office, and (2) request at least $500.


        - You may not withdraw an amount that would leave a Net Surrender Value of less than $5,000.


        - For each withdrawal, we deduct (from the amount withdrawn) a fee equal to the lesser of $25 or 2% of the amount withdrawn. See "CHARGES AND DEDUCTIONS--Surrender and Withdrawal Charges."


        - You can specify the Subaccount(s) and Declared Interest Option from which to make the withdrawal; otherwise we will deduct the amount (including any fee) from the Subaccounts and the Declared Interest Option on a pro-rata basis (that is, according to the percentage of Accumulated Value contained in each Subaccount and the Declared Interest Option).

        - We will process the withdrawal at the unit values next determined after we receive your request.

        - We generally will pay a withdrawal request from the Subaccounts within seven days after the Business Day when we receive the request. We reserve the right to defer any withdrawals from the Declared Interest Option for up to six months (or any shorter period required by law).


        - Withdrawals may have tax consequences. See "FEDERAL TAX CONSIDERATIONS--Tax Treatment of Policy Benefits."


--------------------------------------------------------------------------------

TRANSFERS
--------------------------------------------------------------------------------

    You may make an unlimited number of transfers in any Policy Year from the Subaccounts or from the Declared Interest Option. We determine the amount you have available for transfer at the end of the Valuation Period when we receive your transfer request. The following features apply to transfers under the Policy:


        - You may request transfers in writing to us at our Home Office (in a form we accept), or by telephone.


        - You must transfer at least $100, or, if less, the total Accumulated Value in the Subaccount or Declared Interest Option (less amounts securing Policy loans).

        - You may not transfer more than 50% of the Net Accumulated Value in the Declared Interest Option on any day unless the balance following the transfer would be less than $1,000, in which case you may transfer the full Net Accumulated Value in the Declared Interest Option (less amounts securing Policy loans).

        - We may currently deduct a $25 charge from the amount transferred for the 13th and each additional transfer in a Policy Year. We may increase this charge up to $40. Transfers we effect from the Declared Interest Option, and transfers resulting from loans, dollar cost averaging, and asset rebalancing are NOT treated as transfers for purposes of the transfer charge.

        - We consider each written or telephone request to be a single transfer, regardless of the number of Subaccounts (or Declared Interest Option) involved. We will treat all transfer requests received during the same Valuation Period as a single request.

    You may request telephone transfer privileges in your Policy application. The telephone transfer privileges allow you to give authority to any person to make telephone transfers. To make a telephone transfer, you may call 1-866-288-2172.

    Please note the following regarding telephone transfers:

        - We are not liable for any claim, loss, damage, liability, cost or expense from complying with telephone instructions we reasonably believe to be authentic. You bear the risk of any such loss.

        - We will employ reasonable procedures to confirm that telephone instructions are genuine, including requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to you, and/or tape recording telephone instructions received from you. If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent instructions.


    CAUTION: Telephone transfer privileges may not always be available. Telephone systems, whether yours, your service provider's or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make a written request to the Home Office.


    The corresponding portfolio of any Subaccount determines its net asset value per share once daily, as of the close of the regular business session of the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern time), which coincides with the end of each Valuation Period. Therefore, we will process any transfer request we receive after the close of the regular business session of the NYSE, using the net asset value for each share of the applicable portfolio determined as of the close of the next regular business session of the NYSE.
--------------------------------------------------------------------------------

DOLLAR COST AVERAGING

    You may elect to participate in a dollar cost averaging program whereby you periodically transfer a specified amount among the Subaccounts or the Declared Interest Option. Dollar cost averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your premium into the Subaccounts or Declared Interest Option over a period of time, allowing you to potentially reduce the risk of investing most of your premium into the Subaccounts at a time when prices are high. We do not assure the success of this strategy and the success depends on market trends. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high.

    To participate in dollar cost averaging, you must place at least $1,000 in the Money Market Subaccount (I.E., the "source account"). Each month, we will automatically transfer equal amounts (minimum $100) from the source account to your designated "target accounts." You may have multiple target accounts.

    There is no charge for dollar cost averaging. A transfer under this program is NOT considered a transfer for purposes of assessing the transfer charge. The following rules apply to the dollar cost averaging program:

        -   The minimum amount of each transfer is $100.

        - The maximum number of Subaccounts you may select at any one time is 10, plus the Declared Interest Option.

        - You select the date to begin this program and it will occur on the same date each month, or on the next Business Day.

        - We will terminate this option upon your request, or if the money in the source account is inadequate, or if you elect to participate in the asset rebalancing program.

    We may modify, suspend, or discontinue the dollar cost averaging program at any time.
--------------------------------------------------------------------------------

ASSET REBALANCING PROGRAM

    We also offer an asset rebalancing program under which we will automatically reallocate your Accumulated Value among the Subaccounts and the Declared Interest Option each year to return your Accumulated Value to your most recent premium allocation percentages. Over time, this method of investing may help you buy low and sell high. The asset rebalancing program does not guarantee gains, nor does it assure that any Subaccount will not have losses.

    The following rules apply to the asset rebalancing program:

        - The maximum number of Subaccounts you may select at any one time is 10, plus the Declared Interest Option.

        - Rebalancing will occur on the fifth Business Day of the month following your Policy anniversary.

        - You cannot use asset rebalancing in combination with dollar cost averaging.

        - There is no charge for the asset rebalancing program. Any reallocation which occurs under the asset rebalancing program will NOT be counted towards the 12 free transfers allowed during each Policy Year.

    We may modify, suspend, or discontinue the asset rebalancing program at any time.

--------------------------------------------------------------------------------

LOANS
--------------------------------------------------------------------------------

    While the Policy is in force, you may borrow money from us using the Policy as the only collateral for the loan. A loan that is taken from, or secured by, a Policy may have tax consequences.
--------------------------------------------------------------------------------

LOAN CONDITIONS


        - You must request a loan in writing (in a form that is acceptable to us). You should forward your request to us at our Home Office.


        -   The MAXIMUM LOAN you may take is the Surrender Value.

        - When you take out a loan, an amount equal to the loan will be segregated within the Declared Interest Option as security for the loan. Unless you instruct us otherwise, amounts segregated as security for the loan will be allocated from the Declared Interest Option and transferred from the Subaccounts on a proportional basis. Amounts that secure a loan may earn less interest than other amounts in the Declared Interest Option, but in no event less than the guaranteed rate of 4%. We will determine any interest credited in excess of the guaranteed rate at our sole discretion.

        - We normally pay the amount of the loan within seven days after we receive a proper loan request. We may postpone payment of loans under certain conditions.

        - We charge you an annual interest rate of 8.00% on your loan. Interest is due and payable on each Policy anniversary. Unpaid interest becomes part of the outstanding loan and accrues additional interest if it is not paid when due.

        - You may repay all or part of your Indebtedness at any time. The payment must be clearly marked as "loan repayments" or they will be credited as premiums if they meet minimum premium requirements.

        - Upon each loan repayment, the portion of the Accumulated Value in the Declared Interest Option securing the repaid portion of the loan will no longer be segregated within the Declared Interest Option as security for the loan, and unless you instruct us otherwise, it will remain in the Declared Interest Option and/or be transferred to the Subaccounts in accordance with your current net premium allocation instructions. At that time, interest earned on such amount will be credited against interest accrued on the loan.

        - We deduct any Indebtedness from the Accumulated Value upon surrender, and from the death proceeds payable on the Insured's death.


        - If your Indebtedness equals or exceeds the Accumulated Value less any applicable surrender charge (thereby reducing the Net Surrender Value to zero), then your Policy will enter a grace period. See "POLICY LAPSE AND REINSTATEMENT."

--------------------------------------------------------------------------------

EFFECT OF POLICY LOANS

    A loan affects the Policy, because the death proceeds and Net Surrender Value include reductions for the amount of any Indebtedness. Repaying a loan causes the death benefit and Net Surrender Value to increase by the amount of the repayment. As long as a loan is outstanding, we segregate an amount equal to the loan in the Declared Interest Option. This amount is not affected by the Subaccounts' investment performance and may not be credited with the same interest rates accruing on the Declared Interest Option.


    There are risks involved in taking a loan, including the potential for a Policy to lapse if projected earnings, taking into account outstanding loans, are not achieved. If the Policy is a "modified endowment contract" (see "FEDERAL TAX CONSIDERATIONS"), then a loan will be treated as a withdrawal for Federal income tax purposes. A loan may also have possible adverse tax consequences that could occur if a Policy lapses with loans outstanding.



    We will notify you if the sum of your Indebtedness is more than the Accumulated Value less any applicable surrender charges. If you do not submit a sufficient payment within 61 days from the date of the notice, your Policy may lapse. See "POLICY LAPSE AND REINSTATEMENT."


--------------------------------------------------------------------------------

POLICY LAPSE AND REINSTATEMENT
--------------------------------------------------------------------------------

LAPSE

    If your Policy enters into a grace period, we will mail a notice to your last known address. The 61-day grace period begins on the date of the notice. The notice will specify the minimum payment required and the final date by which we must receive the payment to keep the Policy from lapsing. If we do not receive the specified minimum payment by the end of the grace period, all coverage under the Policy will terminate and you will receive no benefits.

--------------------------------------------------------------------------------

REINSTATEMENT

    Unless you have surrendered your Policy for its Net Surrender Value, you may reinstate a lapsed Policy at any time within 5 years after the end of the grace period (and prior to the Maturity Date) by submitting all of the following items to us at our Home Office:

        1.  a written notice requesting reinstatement;

        2.  evidence of insurability we deem satisfactory;

        3.  payment or reinstatement of any Indebtedness;

        4. payment of enough premium to keep the Policy in force for at least 3 months; and

        5. payment of the cost of insurance for the 61-day grace period that was in effect prior to termination of the Policy.

    The effective date of reinstatement will be the first Monthly Deduction Day on or next following the date we approve your application for reinstatement. We reserve the right to decline a reinstatement request.

--------------------------------------------------------------------------------

FEDERAL TAX CONSIDERATIONS
--------------------------------------------------------------------------------

    The following summarizes some of the basic Federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. THIS DISCUSSION IS NOT INTENDED AS TAX ADVICE. Please consult counsel or other qualified tax advisors for more complete information. We base this discussion on our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). Federal income tax laws and the current interpretations by the IRS may change.

    TAX STATUS OF THE POLICY. A Policy must satisfy certain requirements set forth in the Internal Revenue Code ("Code") in order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts. The manner in which these requirements are to be applied to certain innovative features of the Policy are not directly addressed by the Code, and/or there is limited guidance as to how these requirements are to be applied. Nevertheless, we believe that a Policy should generally satisfy the applicable Code requirements. Because of the absence of pertinent interpretations of the Code requirements, there is, however, some uncertainty about the application of such requirements to the Policy. There is more uncertainty with respect to Policies issued on a substandard premium class basis. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

    In certain circumstances, owners of variable life insurance contracts have been considered for Federal income tax purposes to be the owners of the assets of the Separate Account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the Separate Account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility to allocate premiums and Accumulated Values, have not been explicitly addressed in published rulings. While we believe that the Policy does not give you investment control over Separate Account assets, we reserve the right to modify the Policy as necessary to prevent you from being treated as the owner of the Separate Account assets supporting the Policy.

    In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order to treat the Policy as a life insurance contract for Federal income tax purposes. We intend that the Separate Account, through the Portfolios, will satisfy these diversification requirements.

    The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

    TAX TREATMENT OF POLICY BENEFITS

    IN GENERAL. We believe that the death benefit under a Policy should be excludible from the beneficiary's gross income. However, federal, state and local estate, inheritance, transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary's circumstances. You should consult a tax advisor on these consequences.

    Generally, you will not be deemed to be in constructive receipt of the Accumulated Value until there is a distribution. Please consult a tax advisor on these consequences. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy (E.G., by assignment), then the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract." Moreover, if a loan from a Policy that is not a MEC is outstanding when the Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly.

    MODIFIED ENDOWMENT CONTRACTS. Under the Code, certain life insurance contracts are classified as "Modified Endowment Contracts" ("MECs") and receive less favorable tax treatment than other life insurance contracts. The rules are too complex to be summarized here, but generally depend on the amount of premiums paid during the first seven contract years. Certain changes in a contract after it is issued could also cause it to be classified as a MEC. Due to the Policy's flexibility, each Policy's circumstances will determine whether the Policy is classified as a MEC. If you do not want your Policy to be classified as a MEC, you should consult a tax advisor to determine the circumstances, if any, under which your Policy would or would not be classified as a MEC.

    DISTRIBUTIONS FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as MECs are subject to the following tax rules:

        - All distributions other than death benefits from a MEC, including distributions upon surrender and withdrawals, are taxable to the extent of income in the Policy. Such distributions are deemed to be on a last-in, first-out basis, which means the taxable income is distributed first.

        - Loans taken from such a Policy (or secured by such a Policy, E.G., by assignment) are treated as distributions and taxed accordingly.

        - A 10% additional income tax penalty is imposed on the amount included in income except where the distribution or loan is made when you have attained age 59 1/2 or are disabled (within the meaning of Section 72(m)(7) of the Code), or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the beneficiary.

        - If a Policy becomes a MEC, distributions that occur during the Policy Year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time when the distribution is made could later become taxable as a distribution from a MEC.

    DISTRIBUTIONS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT
    CONTRACTS. Distributions from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.

    Loans from or secured by a Policy that is not a MEC are generally not treated as distributions.

    Finally, neither distributions from nor loans from (or secured by) a Policy that is not a MEC are subject to the 10% additional tax.

    DEDUCTIBILITY OF POLICY LOAN INTEREST. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences.

    MULTIPLE POLICIES. All MECs that we issue (or that our affiliates issue) to the same Owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the Owner's income when a taxable distribution occurs.


    ACCELERATED DEATH BENEFIT RIDER. We believe that payments received under the accelerated death benefit rider should be fully excludable from gross income (except in certain business contexts). However, you should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.


    BUSINESS USES OF THE POLICY. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax advisor as to tax attributes of the arrangement.

    POSSIBLE TAX LAW CHANGES. While the likelihood of legislative or other changes is uncertain, there is always a possibility that the tax treatment of the Policy could change by legislation or otherwise. It is even possible that any legislative change could be retroactive (effective prior to the date of the change). Consult a tax advisor with respect to legislative developments and their effect on the Policy.

    POSSIBLE CHARGES FOR OUR TAXES. At the present time, we make no charge for any Federal, state or local taxes that may be attributable to the Subaccounts or to the Policy. We reserve the right to impose charges for any future taxes or economic burden we may incur.

--------------------------------------------------------------------------------

OTHER POLICY INFORMATION
--------------------------------------------------------------------------------

PAYMENT OF POLICY BENEFITS

    If the Insured is alive on the maturity date, we will pay you the Accumulated Value less any Indebtedness and unpaid monthly deductions. We will generally make payment within seven days of the maturity date. Insurance coverage under the Policy will then end.

    We usually pay the amounts of any surrender, withdrawal, death benefit, or payment options within seven days after we receive all applicable written notices and/or due proofs of death, and any other information we deem necessary. However, we can postpone such payments if:

        - the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the Securities and Exchange Commission (SEC); OR

        - the SEC permits, by an order or less formal interpretation (E.G., no-action letter), the postponement of any payment for the protection of Owners; OR

        - the SEC determines that an emergency exists that would make the disposal of securities held in the Separate Account or the determination of their value not reasonably practicable.

    We have the right to defer payment of amounts from the Declared Interest Option (other than death proceeds) for up to six months.

    If you have submitted a recent check or draft, then we have the right to defer payment of surrenders, withdrawals, death benefit proceeds, or payments under a payment option derived from such check or draft until the check or draft has been honored.


    If mandated under applicable law, the Company may be required to block an Owner's account and thereby refuse to pay any request for transfer, surrender, withdrawal, loan or death proceeds, until instructions are received from the appropriate regulator.


    PAYMENT OPTIONS. You may choose to have the proceeds of this Policy paid under a payment option described below, or in any other manner we agree to. None of these payment options vary with the investment performance of a separate account because they are all forms of fixed-benefit annuities. After the Insured's death, the beneficiary may choose an option if you had not done so before the Insured's death. If no payment option is chosen, we will pay the proceeds in ONE sum. We may also pay the proceeds in one sum if: (1) the proceeds are less than $2,000; (2) periodic payments are less than $20; or (3) the payee is an assignee, estate, trustee, partnership, corporation, or association.

    We currently offer the following payment option choices:


Interest Income                 The proceeds are left with us and we will pay interest on the proceeds every 1, 3, 6, or 12 months as the payee chooses. We determine the rate of interest. The payee may withdraw all or part of the proceeds at any time.
Income for a Fixed Term         We will pay the proceeds in equal installments for a fixed term of years.
Life Income with Term Certain   We will pay the proceeds in equal installments for as long as the payee lives, but for not less than a term certain. You or the payee may choose one of the terms certain shown in the payment option tables in your Policy.
Income for Fixed Amount         We will pay the proceeds in equal installments of a specified amount. We will continue such payments until we have paid out all proceeds plus interest.
Joint and Two-Thirds to         We will pay the proceeds in equal monthly installments for as long
Survivor Monthly Life Income    as two joint payees live. When one payee dies, we will pay installments of two-thirds of the first installment to the surviving payee. Payments will end when the surviving payee dies.

--------------------------------------------------------------------------------

OUR RIGHT TO CONTEST THE POLICY

    In issuing this Policy, we rely on all statements made by or for you and/or the Insured in the application or in a supplemental application or application for reinstatement. Therefore, if you make any material misrepresentation of a fact in the application (or any supplemental application), then we may contest the Policy's validity or may resist a claim under the Policy.

    We cannot contest the validity of the Policy after the Policy has been in force during the Insured's lifetime for two years after:

        (a)   the Policy Date;

        (b) the effective date of any increase in the Specified Amount (and then only for the increased amount); or

        (c)   the effective date of any reinstatement.

--------------------------------------------------------------------------------

SUICIDE EXCLUSION

    If the Insured commits suicide, while sane or insane, within two years of the Policy Date or within two years after the effective date of a reinstatement of a Policy, the Policy will terminate and our liability is limited to the Net Accumulated Value.

    If the Insured commits suicide, while sane or insane, within two years from the effective date of any increase in the Specified Amount, then the Policy will terminate and our liability for the amount of increase will be limited to the cost of insurance for the increase.

    Certain states may require suicide exclusion provisions that differ from those stated here.
--------------------------------------------------------------------------------

MISSTATEMENT OF AGE OR SEX

    If the Insured's age or sex was stated incorrectly in the application, we will adjust the death proceeds to the amount that would have been payable at the correct age and sex based on the most recent deduction for cost of insurance.
--------------------------------------------------------------------------------

MODIFYING THE POLICY

    Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by our president, a vice president, our secretary, or one of our officers. No agent may bind us by making any promise not contained in the Policy.

    Upon notice to you, we may modify the Policy:

        - to conform the Policy, our operations, or the Separate Account's operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, our Company or the Separate Account is subject; or

        - to assure continued qualification of the Policy as a life insurance contract under the Federal tax laws; or

        -   to reflect a change in the Separate Account's operation.

    If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, we reserve the right to amend the provision to conform with such laws.
--------------------------------------------------------------------------------

REPORTS TO OWNERS

    At least once each year, or more often as required by law, we will mail to Owners at their last known address a report showing the following information as of the end of the report period:

        -   the current Accumulated Value

        -   the current Net Surrender Value

        -   the current death benefit

        -   the current amount of Indebtedness

        - any activity since the last report (E.G., premiums paid, withdrawals, deductions, loans or loan repayments, and other transactions)

        -   any other information required by law

--------------------------------------------------------------------------------

RECORDS

    We will maintain all records relating to the Separate Account and the Declared Interest Option at our Home Office.
--------------------------------------------------------------------------------

POLICY TERMINATION

    Your Policy will terminate on the earliest of:

        -   the Maturity Date;

        -   the end of the grace period without a sufficient payment;

        -   the date the Insured dies;

        -   the date you surrender the Policy; or

        -   the date you request that the Policy be canceled.
--------------------------------------------------------------------------------

SUPPLEMENTAL BENEFITS AND RIDERS

    The following supplemental benefits and riders currently are available under the Policy. We deduct any charges for these benefits and riders from Accumulated Value as part of the monthly deduction. The benefits and riders available provide fixed benefits that do not vary with the investment performance of the Separate Account. You may elect to add one or more of the riders listed below at any time, subject to certain limitations. We may require underwriting for certain riders. Your agent can help you determine whether certain of the riders are suitable for you. Please contact us for further details on these supplemental benefits and riders.

    CHILDREN'S TERM RIDER--Provides term insurance on each of the Insured's children (biological, legally adopted, or stepchild) who has not reached age 19 by the effective date of the rider. Coverage is provided until the earlier of the child attaining age 25 or the Insured attaining age 65. The rider proceeds are the Children's Term Rider Specified Amount in force on the date of the child's death (shown on Policy schedule page), less any cost of insurance due and unpaid at the child's death. We pay the rider proceeds in a lump sum (or other arrangement we agree to) to the Owner, or if the Owner is not surviving, to the child's estate. Your Policy schedule page will show the cost of insurance for this rider and we will include such cost of insurance in the monthly deduction.

    WAIVER OF MONTHLY DEDUCTIONS AGREEMENT--We will waive the monthly deduction once we receive due proof of the Insured's total disability. A total disability must: result from bodily injury or disease; begin while the agreement is in force; exist continuously for at least six consecutive months; and prevent the Insured from engaging in any occupation for which he or she is reasonably qualified by education, training, or experience. Your Policy schedule page will show the cost of insurance rate for this agreement and we will include such cost of insurance in the monthly deduction.


    ACCELERATED DEATH BENEFIT RIDER--Allows the Owner to acquire a portion of the death benefit in the event of the Insured's terminal illness. A "terminal illness" is a non-correctable medical condition that is expected to result in the Insured's death within 12 months. The accelerated death benefit is payable in a lump sum or over a 12-month period. There is an administrative fee for the accelerated payout. An Accelerated Death Benefit Rider may have tax consequences. See "FEDERAL TAX CONSIDERATIONS."

--------------------------------------------------------------------------------

PERFORMANCE DATA
--------------------------------------------------------------------------------

    In order to demonstrate how the actual investment performance of the portfolios could have affected the death benefit, Accumulated Value and Net Surrender Value of the Policy, we may provide hypothetical illustrations using the actual investment performance of each portfolio since its inception. THESE HYPOTHETICAL ILLUSTRATIONS ARE DESIGNED TO SHOW THE PERFORMANCE THAT COULD HAVE RESULTED IF THE POLICY HAD BEEN IN EXISTENCE DURING THE PERIOD ILLUSTRATED AND ARE NOT INDICATIVE OF FUTURE PERFORMANCE.

    The values we illustrate for death benefit, Accumulated Value and Net Surrender Value take into account all applicable charges and deductions from the Policy (current and guaranteed), the Separate Account and the portfolios. We have not deducted premium taxes or charges for any riders. These charges would lower the performance figures significantly if reflected.

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

SALE OF THE POLICIES

    The Company will offer the Policy to the public on a continuous basis. We do not anticipate discontinuing the offering of the Policy, but reserve the right to do so. Applications for the Policy are solicited by agents, who in addition to being licensed by applicable state insurance authorities to sell variable life insurance policies for the Company, are also registered representatives of Southern Farm Bureau Fund Distributor, Inc. ("SFB Fund Distributor") the principal underwriter for the Policies, or registered representatives of a broker-dealer having a selling agreement with SFB Fund Distributor, or registered representatives of a broker-dealer having a selling agreement with these broker-dealers. SFB Fund Distributor is located at 1401 Livingston Lane, Jackson, Mississippi 39213, is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer, and is a member of the National Association of Securities Dealers, Inc. Although the Company decides the insurance underwriting, the determination of underwriting class, and whether to accept or reject an application, SFB Fund Distributor also may reject an application if the Policy applied for is unsuitable.


    During the first 10 Policy Years, the Company may pay broker-dealers with selling agreements a maximum sales commission equal to 10% of premiums paid up to the basic annual premium, and 3% of premiums paid in excess of that amount. During subsequent Policy Years, the maximum sales commission will be 8% of premiums paid up to the basic annual premium, and 3% of premiums paid in excess of that amount. The Company also may pay production incentive bonuses of up to 10% of premiums paid up to the basic annual premium, agent's insurance and pension benefits, and agency expense allowances. These distribution expenses do not result in any additional charges under the Policy that are not described under "CHARGES AND DEDUCTIONS."


    Under the Public Disclosure Program, NASD Regulation ("NASDR") provides certain information regarding the disciplinary history of NASD member broker-dealers and their associated persons in response to written, electronic or telephonic inquiries. NASDR's toll-free Public Disclosure Program Hotline telephone number is 1-800-289-9999 and their Website address is www.nasdr.com. An investor brochure that includes information describing the Public Disclosure Program is available from NASDR.

--------------------------------------------------------------------------------

LEGAL MATTERS

    Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to the Policy under the Federal securities laws. Joseph A. Purvis, Vice President and General Counsel and Secretary of Southern Farm Bureau Life Insurance Company, has provided advice on certain matters relating to the laws of Mississippi regarding the Policy and our issuance of the Policy.
--------------------------------------------------------------------------------

LEGAL PROCEEDINGS

    The Company, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on the Company or the Separate Account.
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS


    This prospectus does not include financial statements of the Separate Account because, as of the date of this prospectus, the Separate Account had not yet commenced operations, had no assets, and had incurred no liabilities. The Company's financial statements appear at the end of this prospectus. The audited statutory statements of admitted assets, liabilities and stockholders' equity of the Company as of December 31, 2001 and 2000, and the related statutory statements of earnings, changes in stockholders' equity and cash flows for each of the years in the three-year period ended December 31, 2001, as well as the related financial statement schedules as of December 31, 2001 for each of the three years in the period then ended have been audited by KPMG LLP, independent accountants, whose reports thereon is set forth elsewhere herein. Such financial statements and schedules are included in this prospectus in reliance upon such report given upon the authority of KPMG LLP as experts in accounting and auditing. You should distinguish the Company's financial statements from the Separate Account's financial statements (when available), and you should consider our financial statements only as bearing upon our ability to meet our obligations under the Policies.

--------------------------------------------------------------------------------

EXPERTS


    The financial statements have been included in this prospectus in reliance on the reports of KPMG LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing. The audit report of KPMG LLP covering the December 31, 2001 financial statements refers to a change in the basis of accounting, as a consequence of adopting the National Association of Insurance Commissioners' statutory accounting practices, as of January 1, 2001. Actuarial matters included in the prospectus have been examined by Kenneth P. Johnston, FSA, Vice President--Product Development of the Company, as stated in his opinion filed as an exhibit to the Registration Statement.

--------------------------------------------------------------------------------

EXECUTIVE OFFICERS AND DIRECTORS

    The Company is governed by a board of directors. The following tables set forth the name, address, and principal occupation during the past 5 years of each of our executive officers and directors. Unless noted otherwise, each person's address is Southern Farm Bureau Life Insurance Company, 1401 Livingston Lane, Jackson, Mississippi 39213.

                       BOARD OF DIRECTORS AND SENIOR OFFICERS

                                POSITION WITH SOUTHERN FARM               PRINCIPAL OCCUPATION DURING
             NAME               BUREAU                                    PAST 5 YEARS
Bobby P. Waters                 Executive Vice President, Chief           Insurance Company Executive
                                  Executive Officer [Principal Executive
                                  Officer]
Laurence E. Favreau             Senior Vice President, Chief Financial    Insurance Company Executive
                                  Officer [Principal Financial Officer]
                                  [Principal Accounting Officer]
Gino Gianfrancesco              Senior Vice President, Marketing          Insurance Company Executive
J. Joseph Stroble               Senior Vice President, Policy             Insurance Company Executive
                                  Administration and Assistant Secretary
Joseph A. Purvis                Vice President, General Counsel and       Insurance Company Executive
                                  Secretary
Carl B. Loop, Jr.               President and Chairman of the Board       Farmer
Wayne Dollar                    First Vice President and Director         Farmer
Ronald R. Anderson              Director                                  Farmer
Donald Childs                   Director                                  Farmer
Marshall Coyle                  Director                                  Farmer
Kenneth Dierschke               Director                                  Farmer
Ben M. Gramling, II             Director                                  Farmer
Bruce L. Hiatt                  Director                                  Farmer
David Hillman                   Director                                  Farmer
Kenneth M. Middleton, II        Director                                  Farmer
Bryan Mitchell                  Director                                  Farmer
Sam Moore                       Director                                  Farmer
Donald Patman                   Director                                  Farmer
Wayne F. Pryor                  Director                                  Farmer
Stanley E. Reed                 Director                                  Farmer
Rick Roth                       Director                                  Farmer
David Waide                     Director                                  Farmer
David M. Winkles, Jr.           Director                                  Farmer
Larry B. Wooten                 Director                                  Farmer
J. M. Wright, Jr.               Director                                  Farmer

    We hold the Separate Account's assets physically segregated and apart from the general account. We maintain records of all purchases and sales of portfolio shares by each of the Subaccounts. Federal Insurance Company has issued a fidelity bond in the amount of $5 million covering our officers and employees.

--------------------------------------------------------------------------------

APPENDIX A
--------------------------------------------------------------------------------

ILLUSTRATIONS

    The following illustrations show how certain values under a sample Policy would change with different rates of fictional investment performance over an extended period of time. In particular, the illustrations show how the death benefit, Accumulated Value, and Surrender Value under a Policy covering a male or female Insured of age 35 on the Policy Date in standard tobacco or standard non-tobacco underwriting classes, would change over time if the scheduled premiums were paid and the return on the assets in the Subaccounts were a uniform gross annual rate (before any expenses) of 0%, 5% or 10%. The tables also show how the Policy would operate if premiums accumulated at 5% interest. The tables illustrate Policy values that would result based on assumptions that the premiums indicated are paid, there is no increase in the Specified Amount, and there are no withdrawals or Policy loans. The values under the Policy will be different from those shown even if the returns averaged 0%, 5% or 10%, but fluctuated over and under those averages throughout the years shown.

    THE HYPOTHETICAL INVESTMENT RETURNS ARE PROVIDED ONLY TO ILLUSTRATE THE MECHANICS OF A HYPOTHETICAL POLICY AND DO NOT REPRESENT PAST OR FUTURE INVESTMENT RATES OF RETURN. Actual rates of return for a particular Policy may be more or less than the hypothetical investment rates of return. The actual return on your Policy Value will depend on factors such as the amounts you allocate to particular portfolios, the amounts deducted for the Policy's monthly charges, the portfolios' expense ratios, and your Policy loan and withdrawal history.


    The illustrations assume that the assets in the portfolios are subject to an annual expense ratio of 0.70% of the average daily net assets. This annual expense ratio is based on the average of the expense ratios of each of the portfolios for the last fiscal year and takes into account current expense reimbursement arrangements. For information on the portfolios' management fees and expenses see the Annual Portfolio Operating Expenses table in the "POLICY SUMMARY--Charges and Deductions" section of this prospectus, and see the portfolios' prospectuses.


    Separate illustrations on each of the following pages reflect our current premium expense charge and cost of insurance charge and the higher guaranteed maximum premium expense charge and cost of insurance charge that we have the contractual right to charge. The illustrations assume no charges for Federal or state taxes or charges for supplemental benefits.

    After deducting portfolio expenses and mortality and expense risk charges, the illustrated gross annual investment rates of return of 0%, 5% and 10% would correspond to approximate net annual rates for the Separate Account of -1.75%, 3.25% and 8.25%, respectively.

    The illustrations are based on our sex distinct premium rates for tobacco and non-tobacco underwriting classes. Upon request, we will furnish a comparable illustration based upon the proposed Insured's individual circumstances. Such illustrations may assume different hypothetical rates of return than those shown in the following illustration.

               ADJUSTABLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                          MALE AGE 35 AT LAST BIRTHDAY
             INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM $540
                           NON-TOBACCO PREMIUM CLASS

                                           0% ASSUMED HYPOTHETICAL GROSS RETURN    5% ASSUMED HYPOTHETICAL GROSS RETURN
                                                    CURRENT ASSUMPTIONS                     CURRENT ASSUMPTIONS
       END OF              PREMIUMS        -------------------------------------   -------------------------------------
       POLICY          ACCUMULATED AT 5%   ACCUMULATED   *SURRENDER     DEATH      ACCUMULATED   *SURRENDER     DEATH
        YEAR               PER YEAR           VALUE        VALUE       BENEFIT        VALUE        VALUE       BENEFIT
---------------------  -----------------   -----------   ----------   ----------   -----------   ----------   ----------
      1..............     $   567.00          $  282       $   48      $100,000       $  301       $   67      $100,000
      2..............       1,162.35             560          349       100,000          613          402       100,000
      3..............       1,787.47             833          645       100,000          935          747       100,000
      4..............       2,443.84           1,102          938       100,000        1,268        1,104       100,000
      5..............       3,133.03           1,366        1,225       100,000        1,612        1,472       100,000
      6..............       3,856.68           1,626        1,509       100,000        1,968        1,851       100,000
      7..............       4,616.52           1,882        1,788       100,000        2,336        2,242       100,000
      8..............       5,414.34           2,134        2,063       100,000        2,717        2,646       100,000
      9..............       6,252.06           2,381        2,335       100,000        3,110        3,063       100,000
     10..............       7,131.67           2,625        2,602       100,000        3,516        3,493       100,000
     15..............      12,235.05           3,018        3,018       100,000        4,918        4,918       100,000
     20..............      18,748.40           2,677        2,677       100,000        5,817        5,817       100,000
     25..............      27,061.27           1,092        1,092       100,000        5,527        5,527       100,000
     30..............      37,670.83              **           **            **        2,830        2,830       100,000
     35..............      51,211.61              **           **            **           **           **            **
 Age 65..............      37,670.83              **           **            **        2,830        2,830       100,000

                         10% ASSUMED HYPOTHETICAL GROSS
                           RETURN CURRENT ASSUMPTIONS
       END OF          -----------------------------------
       POLICY          ACCUMULATED   *SURRENDER    DEATH
        YEAR              VALUE        VALUE      BENEFIT
---------------------  -----------   ----------   --------
      1..............    $   321       $    86    $100,000
      2..............        668           457     100,000
      3..............      1,045           857     100,000
      4..............      1,453         1,289     100,000
      5..............      1,895         1,754     100,000
      6..............      2,375         2,257     100,000
      7..............      2,894         2,801     100,000
      8..............      3,458         3,388     100,000
      9..............      4,069         4,022     100,000
     10..............      4,731         4,707     100,000
     15..............      8,045         8,045     100,000
     20..............     12,223        12,223     100,000
     25..............     17,181        17,181     100,000
     30..............     22,617        22,617     100,000
     35..............     27,630        27,630     100,000
 Age 65..............     22,617        22,617     100,000


                                           0% ASSUMED HYPOTHETICAL GROSS RETURN    5% ASSUMED HYPOTHETICAL GROSS RETURN
                                                  GUARANTEED ASSUMPTIONS                  GUARANTEED ASSUMPTIONS
       END OF              PREMIUMS        -------------------------------------   -------------------------------------
       POLICY          ACCUMULATED AT 5%   ACCUMULATED   *SURRENDER     DEATH      ACCUMULATED   *SURRENDER     DEATH
        YEAR               PER YEAR           VALUE        VALUE       BENEFIT        VALUE        VALUE       BENEFIT
---------------------  -----------------   -----------   ----------   ----------   -----------   ----------   ----------
      1..............     $   567.00          $  178       $    0      $100,000       $  194       $    0      $100,000
      2..............       1,162.35             344          133       100,000          385          174       100,000
      3..............       1,787.47             496          308       100,000          571          383       100,000
      4..............       2,443.84             632          468       100,000          750          585       100,000
      5..............       3,133.03             753          612       100,000          921          780       100,000
      6..............       3,856.68             855          738       100,000        1,081          964       100,000
      7..............       4,616.52             938          845       100,000        1,228        1,135       100,000
      8..............       5,414.34           1,002          931       100,000        1,362        1,292       100,000
      9..............       6,252.06           1,044          997       100,000        1,480        1,433       100,000
     10..............       7,131.67           1,062        1,039       100,000        1,579        1,555       100,000
     15..............      12,235.05             736          736       100,000        1,676        1,676       100,000
     20..............      18,748.40              **           **            **          638          638       100,000
     25..............      27,061.27              **           **            **           **           **            **
     30..............      37,670.83              **           **            **           **           **            **
     35..............      51,211.61              **           **            **           **           **            **
 Age 65..............      37,670.83              **           **            **           **           **            **

                         10% ASSUMED HYPOTHETICAL GROSS
                          RETURN GUARANTEED ASSUMPTIONS
       END OF          -----------------------------------
       POLICY          ACCUMULATED   *SURRENDER    DEATH
        YEAR              VALUE        VALUE      BENEFIT
---------------------  -----------   ----------   --------
      1..............     $  210       $    0     $100,000
      2..............        428          217      100,000
      3..............        652          464      100,000
      4..............        881          717      100,000
      5..............      1,116          975      100,000
      6..............      1,353        1,236      100,000
      7..............      1,592        1,498      100,000
      8..............      1,832        1,761      100,000
      9..............      2,071        2,024      100,000
     10..............      2,306        2,283      100,000
     15..............      3,339        3,339      100,000
     20..............      3,642        3,642      100,000
     25..............      1,829        1,829      100,000
     30..............         **           **           **
     35..............         **           **           **
 Age 65..............         **           **           **


------------------------------

* The Surrender Value equals the Accumulated Value less any surrender charge. We calculate the surrender charge as a percent of one basic annual premium. The basic annual premium for the hypothetical insured in this illustration is $469.00. The sections of the prospectus entitled "Charges and Deductions" and "Surrender and Withdrawal Charges" provide a table of the percentages that we use in calculating the amount of any surrender charge under the Policy.
** The Policy would lapse unless additional premiums are paid.


The hypothetical investment rates of return shown above are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the allocations made by an Owner and the actual investment experience of the portfolios. The death benefit, Accumulated Value, and Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 5%, or 10% over a period of years, but also fluctuated above and below those averages for individual Policy Years. They would also be different if any Policy loans or withdrawals were made. Neither the Company, the Separate Account, nor the portfolios make any representations that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


The actual investment rates of return may also be both positive and negative. Depending on the timing and degree of fluctuation, the actual values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Policy unless the owner pays more than the stated premium.

               ADJUSTABLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                          MALE AGE 35 AT LAST BIRTHDAY
             INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM $790
                             TOBACCO PREMIUM CLASS

                                           0% ASSUMED HYPOTHETICAL GROSS RETURN    5% ASSUMED HYPOTHETICAL GROSS RETURN
                                                    CURRENT ASSUMPTIONS                     CURRENT ASSUMPTIONS
       END OF              PREMIUMS        -------------------------------------   -------------------------------------
       POLICY          ACCUMULATED AT 5%   ACCUMULATED   *SURRENDER     DEATH      ACCUMULATED   *SURRENDER     DEATH
        YEAR               PER YEAR           VALUE        VALUE       BENEFIT        VALUE        VALUE       BENEFIT
---------------------  -----------------   -----------   ----------   ----------   -----------   ----------   ----------
      1..............     $   829.50          $  410       $   66      $100,000       $  438       $   94      $100,000
      2..............       1,700.48             815          504       100,000          892          582       100,000
      3..............       2,615.00           1,212          937       100,000        1,361        1,086       100,000
      4..............       3,575.25           1,604        1,363       100,000        1,847        1,606       100,000
      5..............       4,583.51           1,990        1,784       100,000        2,350        2,143       100,000
      6..............       5,642.19           2,370        2,198       100,000        2,870        2,697       100,000
      7..............       6,753.80           2,745        2,607       100,000        3,408        3,270       100,000
      8..............       7,920.99           3,113        3,010       100,000        3,965        3,862       100,000
      9..............       9,146.54           3,476        3,407       100,000        4,541        4,473       100,000
     10..............      10,433.36           3,833        3,799       100,000        5,138        5,104       100,000
     15..............      17,899.42           3,527        3,527       100,000        6,228        6,228       100,000
     20..............      27,428.21           1,748        1,748       100,000        5,948        5,948       100,000
     25..............      39,589.63              **           **            **        2,681        2,681       100,000
     30..............      55,111.02              **           **            **           **           **            **
     35..............      74,920.69              **           **            **           **           **            **
 Age 65..............      55,111.02              **           **            **           **           **            **

                         10% ASSUMED HYPOTHETICAL GROSS
                           RETURN CURRENT ASSUMPTIONS
       END OF          -----------------------------------
       POLICY          ACCUMULATED   *SURRENDER    DEATH
        YEAR              VALUE        VALUE      BENEFIT
---------------------  -----------   ----------   --------
      1..............    $   466       $   122    $100,000
      2..............        972           662     100,000
      3..............      1,521         1,245     100,000
      4..............      2,117         1,875     100,000
      5..............      2,763         2,556     100,000
      6..............      3,464         3,291     100,000
      7..............      4,224         4,087     100,000
      8..............      5,050         4,946     100,000
      9..............      5,945         5,876     100,000
     10..............      6,916         6,882     100,000
     15..............     10,743        10,743     100,000
     20..............     14,963        14,963     100,000
     25..............     18,687        18,687     100,000
     30..............     19,863        19,863     100,000
     35..............     14,223        14,223     100,000
 Age 65..............     19,863        19,863     100,000


                                           0% ASSUMED HYPOTHETICAL GROSS RETURN    5% ASSUMED HYPOTHETICAL GROSS RETURN
                                                  GUARANTEED ASSUMPTIONS                  GUARANTEED ASSUMPTIONS
       END OF              PREMIUMS        -------------------------------------   -------------------------------------
       POLICY          ACCUMULATED AT 5%   ACCUMULATED   *SURRENDER     DEATH      ACCUMULATED   *SURRENDER     DEATH
        YEAR               PER YEAR           VALUE        VALUE       BENEFIT        VALUE        VALUE       BENEFIT
---------------------  -----------------   -----------   ----------   ----------   -----------   ----------   ----------
      1..............     $   829.50          $  297       $    0      $100,000       $  321       $    0      $100,000
      2..............       1,700.48             570          260       100,000          634          324       100,000
      3..............       2,615.00             814          539       100,000          932          656       100,000
      4..............       3,575.25           1,028          787       100,000        1,213          972       100,000
      5..............       4,583.51           1,207        1,001       100,000        1,472        1,265       100,000
      6..............       5,642.19           1,348        1,176       100,000        1,704        1,532       100,000
      7..............       6,753.80           1,448        1,310       100,000        1,904        1,766       100,000
      8..............       7,920.99           1,504        1,401       100,000        2,068        1,965       100,000
      9..............       9,146.54           1,513        1,444       100,000        2,191        2,122       100,000
     10..............      10,433.36           1,470        1,436       100,000        2,266        2,232       100,000
     15..............      17,899.42             384          384       100,000        1,736        1,736       100,000
     20..............      27,428.21              **           **            **           **           **            **
     25..............      39,589.63              **           **            **           **           **            **
     30..............      55,111.02              **           **            **           **           **            **
     35..............      74,920.69              **           **            **           **           **            **
 Age 65..............      55,111.02              **           **            **           **           **            **

                         10% ASSUMED HYPOTHETICAL GROSS
                          RETURN GUARANTEED ASSUMPTIONS
       END OF          -----------------------------------
       POLICY          ACCUMULATED   *SURRENDER    DEATH
        YEAR              VALUE        VALUE      BENEFIT
---------------------  -----------   ----------   --------
      1..............     $  346       $    1     $100,000
      2..............        700          390      100,000
      3..............      1,059          784      100,000
      4..............      1,420        1,179      100,000
      5..............      1,780        1,573      100,000
      6..............      2,133        1,961      100,000
      7..............      2,476        2,339      100,000
      8..............      2,805        2,702      100,000
      9..............      3,114        3,045      100,000
     10..............      3,397        3,363      100,000
     15..............      4,218        4,218      100,000
     20..............      2,948        2,948      100,000
     25..............         **           **           **
     30..............         **           **           **
     35..............         **           **           **
 Age 65..............         **           **           **


------------------------------

* The Surrender Value equals the Accumulated Value less any surrender charge. We calculate the surrender charge as a percent of one basic annual premium. The basic annual premium for the hypothetical insured in this illustration is $689.00. The sections of the prospectus entitled "Charges and Deductions" and "Surrender and Withdrawal Charges" provide a table of the percentages that we use in calculating the amount of any surrender charge under the Policy.
** The Policy would lapse unless additional premiums are paid.


The hypothetical investment rates of return shown above are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the allocations made by an Owner and the actual investment experience of the portfolios. The death benefit, Accumulated Value, and Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 5%, or 10% over a period of years, but also fluctuated above and below those averages for individual Policy Years. They would also be different if any Policy loans or withdrawals were made. Neither the Company, the Separate Account, nor the portfolios make any representations that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


The actual investment rates of return may also be both positive and negative. Depending on the timing and degree of fluctuation, the actual values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Policy unless the owner pays more than the stated premium.

               ADJUSTABLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                         FEMALE AGE 35 AT LAST BIRTHDAY
             INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM $470
                           NON-TOBACCO PREMIUM CLASS

                                           0% ASSUMED HYPOTHETICAL GROSS RETURN    5% ASSUMED HYPOTHETICAL GROSS RETURN
                                                    CURRENT ASSUMPTIONS                     CURRENT ASSUMPTIONS
       END OF              PREMIUMS        -------------------------------------   -------------------------------------
       POLICY          ACCUMULATED AT 5%   ACCUMULATED   *SURRENDER     DEATH      ACCUMULATED   *SURRENDER     DEATH
        YEAR               PER YEAR           VALUE        VALUE       BENEFIT        VALUE        VALUE       BENEFIT
---------------------  -----------------   -----------   ----------   ----------   -----------   ----------   ----------
      1..............     $   493.50          $  237       $   41      $100,000       $  254       $   58      $100,000
      2..............       1,011.68             471          295       100,000          516          340       100,000
      3..............       1,555.76             701          544       100,000          788          631       100,000
      4..............       2,127.05             927          790       100,000        1,068          931       100,000
      5..............       2,726.90           1,149        1,032       100,000        1,358        1,240       100,000
      6..............       3,356.74           1,368        1,270       100,000        1,658        1,560       100,000
      7..............       4,018.08           1,583        1,504       100,000        1,967        1,889       100,000
      8..............       4,712.49           1,794        1,736       100,000        2,287        2,229       100,000
      9..............       5,441.61           2,002        1,963       100,000        2,618        2,579       100,000
     10..............       6,207.19           2,207        2,188       100,000        2,961        2,941       100,000
     15..............      10,649.02           2,648        2,648       100,000        4,261        4,261       100,000
     20..............      16,318.05           2,553        2,553       100,000        5,252        5,252       100,000
     25..............      23,553.32           1,640        1,640       100,000        5,538        5,538       100,000
     30..............      32,787.57              **           **            **        4,585        4,585       100,000
     35..............      44,573.07              **           **            **        1,114        1,114       100,000
 Age 65..............      32,787.57              **           **            **        4,585        4,585       100,000

                         10% ASSUMED HYPOTHETICAL GROSS
                           RETURN CURRENT ASSUMPTIONS
       END OF          -----------------------------------
       POLICY          ACCUMULATED   *SURRENDER    DEATH
        YEAR              VALUE        VALUE      BENEFIT
---------------------  -----------   ----------   --------
      1..............    $   270       $    74    $100,000
      2..............        563           387     100,000
      3..............        881           724     100,000
      4..............      1,225         1,088     100,000
      5..............      1,598         1,481     100,000
      6..............      2,002         1,904     100,000
      7..............      2,440         2,362     100,000
      8..............      2,915         2,856     100,000
      9..............      3,430         3,391     100,000
     10..............      3,987         3,968     100,000
     15..............      6,908         6,908     100,000
     20..............     10,708        10,708     100,000
     25..............     15,522        15,522     100,000
     30..............     21,610        21,610     100,000
     35..............     29,002        29,002     100,000
 Age 65..............     21,610        21,610     100,000


                                           0% ASSUMED HYPOTHETICAL GROSS RETURN    5% ASSUMED HYPOTHETICAL GROSS RETURN
                                                  GUARANTEED ASSUMPTIONS                  GUARANTEED ASSUMPTIONS
       END OF              PREMIUMS        -------------------------------------   -------------------------------------
       POLICY          ACCUMULATED AT 5%   ACCUMULATED   *SURRENDER     DEATH      ACCUMULATED   *SURRENDER     DEATH
        YEAR               PER YEAR           VALUE        VALUE       BENEFIT        VALUE        VALUE       BENEFIT
---------------------  -----------------   -----------   ----------   ----------   -----------   ----------   ----------
      1..............     $   493.50          $  139       $    0      $100,000       $  152       $    0      $100,000
      2..............       1,011.68             266           89       100,000          300          123       100,000
      3..............       1,555.76             379          222       100,000          440          283       100,000
      4..............       2,127.05             477          340       100,000          572          434       100,000
      5..............       2,726.90             560          442       100,000          694          576       100,000
      6..............       3,356.74             625          527       100,000          804          706       100,000
      7..............       4,018.08             672          593       100,000          899          820       100,000
      8..............       4,712.49             700          641       100,000          979          920       100,000
      9..............       5,441.61             710          671       100,000        1,044        1,005       100,000
     10..............       6,207.19             702          683       100,000        1,094        1,074       100,000
     15..............      10,649.02             350          350       100,000        1,025        1,025       100,000
     20..............      16,318.05              **           **            **          114          114       100,000
     25..............      23,553.32              **           **            **           **           **            **
     30..............      32,787.57              **           **            **           **           **            **
     35..............      44,573.07              **           **            **           **           **            **
 Age 65..............      32,787.57              **           **            **           **           **            **

                         10% ASSUMED HYPOTHETICAL GROSS
                          RETURN GUARANTEED ASSUMPTIONS
       END OF          -----------------------------------
       POLICY          ACCUMULATED   *SURRENDER    DEATH
        YEAR              VALUE        VALUE      BENEFIT
---------------------  -----------   ----------   --------
      1..............     $  166       $    0     $100,000
      2..............        335          159      100,000
      3..............        506          349      100,000
      4..............        678          541      100,000
      5..............        850          733      100,000
      6..............      1,020          922      100,000
      7..............      1,185        1,107      100,000
      8..............      1,346        1,287      100,000
      9..............      1,502        1,462      100,000
     10..............      1,652        1,633      100,000
     15..............      2,251        2,251      100,000
     20..............      2,241        2,241      100,000
     25..............        894          894      100,000
     30..............         **           **           **
     35..............         **           **           **
 Age 65..............         **           **           **


------------------------------

* The Surrender Value equals the Accumulated Value less any surrender charge. We calculate the surrender charge as a percent of one basic annual premium. The basic annual premium for the hypothetical insured in this illustration is $392.00. The sections of the prospectus entitled "Charges and Deductions" and "Surrender and Withdrawal Charges" provide a table of the percentages that we use in calculating the amount of any surrender charge under the Policy.
** The Policy would lapse unless additional premiums are paid.


The hypothetical investment rates of return shown above are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the allocations made by an Owner and the actual investment experience of the portfolios. The death benefit, Accumulated Value, and Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 5%, or 10% over a period of years, but also fluctuated above and below those averages for individual Policy Years. They would also be different if any Policy loans or withdrawals were made. Neither the Company, the Separate Account, nor the portfolios make any representations that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


The actual investment rates of return may also be both positive and negative. Depending on the timing and degree of fluctuation, the actual values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Policy unless the owner pays more than the stated premium.

               ADJUSTABLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                         FEMALE AGE 35 AT LAST BIRTHDAY
             INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM $660
                             TOBACCO PREMIUM CLASS

                                           0% ASSUMED HYPOTHETICAL GROSS RETURN    5% ASSUMED HYPOTHETICAL GROSS RETURN
                                                    CURRENT ASSUMPTIONS                     CURRENT ASSUMPTIONS
       END OF              PREMIUMS        -------------------------------------   -------------------------------------
       POLICY          ACCUMULATED AT 5%   ACCUMULATED   *SURRENDER     DEATH      ACCUMULATED   *SURRENDER     DEATH
        YEAR               PER YEAR           VALUE        VALUE       BENEFIT        VALUE        VALUE       BENEFIT
---------------------  -----------------   -----------   ----------   ----------   -----------   ----------   ----------
      1..............     $   693.00          $  326       $   47      $100,000       $  349       $   70      $100,000
      2..............       1,420.65             646          395       100,000          709          458       100,000
      3..............       2,184.68             962          739       100,000        1,082          859       100,000
      4..............       2,986.92           1,273        1,077       100,000        1,468        1,273       100,000
      5..............       3,829.26           1,579        1,411       100,000        1,868        1,700       100,000
      6..............       4,713.73           1,880        1,740       100,000        2,281        2,141       100,000
      7..............       5,642.41           2,176        2,065       100,000        2,708        2,596       100,000
      8..............       6,617.53           2,468        2,385       100,000        3,150        3,066       100,000
      9..............       7,641.41           2,756        2,700       100,000        3,607        3,552       100,000
     10..............       8,716.48           3,038        3,010       100,000        4,081        4,053       100,000
     15..............      14,953.94           2,941        2,941       100,000        5,105        5,105       100,000
     20..............      22,914.71           1,735        1,735       100,000        5,123        5,123       100,000
     25..............      33,074.88              **           **            **        3,377        3,377       100,000
     30..............      46,042.12              **           **            **           **           **            **
     35..............      62,591.97              **           **            **           **           **            **
 Age 65..............      46,042.12              **           **            **           **           **            **

                         10% ASSUMED HYPOTHETICAL GROSS
                           RETURN CURRENT ASSUMPTIONS
       END OF          -----------------------------------
       POLICY          ACCUMULATED   *SURRENDER    DEATH
        YEAR              VALUE        VALUE      BENEFIT
---------------------  -----------   ----------   --------
      1..............    $   372       $    93    $100,000
      2..............        775           523     100,000
      3..............      1,212           988     100,000
      4..............      1,686         1,490     100,000
      5..............      2,200         2,033     100,000
      6..............      2,758         2,618     100,000
      7..............      3,363         3,251     100,000
      8..............      4,019         3,935     100,000
      9..............      4,731         4,675     100,000
     10..............      5,502         5,475     100,000
     15..............      8,712         8,712     100,000
     20..............     12,319        12,319     100,000
     25..............     16,083        16,083     100,000
     30..............     19,740        19,740     100,000
     35..............     21,610        21,610     100,000
 Age 65..............     19,740        19,740     100,000


                                           0% ASSUMED HYPOTHETICAL GROSS RETURN    5% ASSUMED HYPOTHETICAL GROSS RETURN
                                                  GUARANTEED ASSUMPTIONS                  GUARANTEED ASSUMPTIONS
       END OF              PREMIUMS        -------------------------------------   -------------------------------------
       POLICY          ACCUMULATED AT 5%   ACCUMULATED   *SURRENDER     DEATH      ACCUMULATED   *SURRENDER     DEATH
        YEAR               PER YEAR           VALUE        VALUE       BENEFIT        VALUE        VALUE       BENEFIT
---------------------  -----------------   -----------   ----------   ----------   -----------   ----------   ----------
      1..............     $   693.00          $  254       $    0      $100,000       $  275       $    0      $100,000
      2..............       1,420.65             488          237       100,000          541          290       100,000
      3..............       2,184.68             698          475       100,000          798          574       100,000
      4..............       2,986.92             883          687       100,000        1,040          844       100,000
      5..............       3,829.26           1,040          873       100,000        1,265        1,098       100,000
      6..............       4,713.73           1,166        1,027       100,000        1,468        1,329       100,000
      7..............       5,642.41           1,259        1,147       100,000        1,647        1,536       100,000
      8..............       6,617.53           1,319        1,236       100,000        1,801        1,717       100,000
      9..............       7,641.41           1,348        1,292       100,000        1,928        1,872       100,000
     10..............       8,716.48           1,345        1,317       100,000        2,028        2,000       100,000
     15..............      14,953.94             813          813       100,000        2,025        2,025       100,000
     20..............      22,914.71              **           **            **          760          760       100,000
     25..............      33,074.88              **           **            **           **           **            **
     30..............      46,042.12              **           **            **           **           **            **
     35..............      62,591.97              **           **            **           **           **            **
 Age 65..............      46,042.12              **           **            **           **           **            **

                         10% ASSUMED HYPOTHETICAL GROSS
                          RETURN GUARANTEED ASSUMPTIONS
       END OF          -----------------------------------
       POLICY          ACCUMULATED   *SURRENDER    DEATH
        YEAR              VALUE        VALUE      BENEFIT
---------------------  -----------   ----------   --------
      1..............     $  295       $    16    $100,000
      2..............        598           347     100,000
      3..............        905           682     100,000
      4..............      1,215         1,020     100,000
      5..............      1,526         1,359     100,000
      6..............      1,833         1,694     100,000
      7..............      2,134         2,022     100,000
      8..............      2,428         2,344     100,000
      9..............      2,715         2,659     100,000
     10..............      2,995         2,967     100,000
     15..............      4,201         4,201     100,000
     20..............      4,667         4,667     100,000
     25..............      3,544         3,544     100,000
     30..............         **            **          **
     35..............         **            **          **
 Age 65..............         **            **          **


------------------------------

* The Surrender Value equals the Accumulated Value less any surrender charge. We calculate the surrender charge as a percent of one basic annual premium. The basic annual premium for the hypothetical insured in this illustration is $558.00. The sections of the prospectus entitled "Charges and Deductions" and "Surrender and Withdrawal Charges" provide a table of the percentages that we use in calculating the amount of any surrender charge under the Policy.
** The Policy would lapse unless additional premiums are paid.


The hypothetical investment rates of return shown above are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the allocations made by an Owner and the actual investment experience of the portfolios. The death benefit, Accumulated Value, and Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 5%, or 10% over a period of years, but also fluctuated above and below those averages for individual Policy Years. They would also be different if any Policy loans or withdrawals were made. Neither the Company, the Separate Account, nor the portfolios make any representations that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


The actual investment rates of return may also be both positive and negative. Depending on the timing and degree of fluctuation, the actual values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Policy unless the owner pays more than the stated premium.

--------------------------------------------------------------------------------

APPENDIX B
--------------------------------------------------------------------------------

TABLE OF DEATH BENEFIT FACTORS

       TOBACCO--STANDARD & PREFERRED
ATTAINED AGE            MALE       FEMALE
0                       10.52       13.14
1                       10.37       12.92
2                       10.06       12.54
3                        9.76       12.17
4                        9.46       11.80
5                        9.16       11.44
6                        8.87       11.08
7                        8.59       10.73
8                        8.30       10.39
9                        8.03       10.05
10                       7.76        9.72
11                       7.49        9.40
12                       7.24        9.09
13                       7.00        8.79
14                       6.77        8.50
15                       6.56        8.22
16                       6.37        7.96
17                       6.18        7.71
18                       6.01        7.46
19                       5.84        7.22
20                       5.67        6.99
21                       5.51        6.77
22                       5.35        6.55
23                       5.20        6.34
24                       5.04        6.14
25                       4.89        5.94
26                       4.74        5.75
27                       4.59        5.56
28                       4.45        5.38
29                       4.30        5.20
30                       4.17        5.03
31                       4.03        4.87
32                       3.90        4.71
33                       3.78        4.56
34                       3.65        4.41
35                       3.54        4.27
36                       3.42        4.13

 NON-TOBACCO--STANDARD, PREFERRED & SUPER PREFERRED
ATTAINED AGE                 MALE          FEMALE
0                           12.63          14.69
1                           12.51          14.48
2                           12.17          14.08
3                           11.83          13.68
4                           11.49          13.28
5                           11.15          12.88
6                           10.81          12.49
7                           10.48          12.11
8                           10.15          11.73
9                            9.82          11.36
10                           9.50          11.00
11                           9.20          10.65
12                           8.90          10.31
13                           8.62           9.98
14                           8.35           9.66
15                           8.10           9.35
16                           7.86           9.05
17                           7.63           8.76
18                           7.41           8.49
19                           7.20           8.22
20                           6.99           7.96
21                           6.79           7.70
22                           6.59           7.45
23                           6.39           7.21
24                           6.20           6.98
25                           6.00           6.75
26                           5.82           6.53
27                           5.63           6.32
28                           5.45           6.11
29                           5.27           5.91
30                           5.10           5.72
31                           4.93           5.53
32                           4.77           5.35
33                           4.61           5.17
34                           4.46           5.00
35                           4.31           4.83
36                           4.17           4.67

       TOBACCO--STANDARD & PREFERRED
ATTAINED AGE            MALE       FEMALE
37                       3.31        3.99
38                       3.21        3.87
39                       3.11        3.75
40                       3.01        3.63
41                       2.92        3.52
42                       2.83        3.41
43                       2.74        3.31
44                       2.66        3.21
45                       2.58        3.12
46                       2.51        3.02
47                       2.44        2.94
48                       2.37        2.85
49                       2.30        2.77
50                       2.24        2.69
51                       2.18        2.62
52                       2.12        2.55
53                       2.07        2.48
54                       2.01        2.41
55                       1.96        2.35
56                       1.91        2.28
57                       1.87        2.22
58                       1.82        2.17
59                       1.78        2.11
60                       1.74        2.05
61                       1.70        2.00
62                       1.67        1.95
63                       1.63        1.90
64                       1.60        1.85
65                       1.57        1.81
66                       1.54        1.76
67                       1.51        1.72
68                       1.48        1.68
69                       1.46        1.64
70                       1.43        1.61
71                       1.41        1.57
72                       1.39        1.53
73                       1.36        1.50
74                       1.34        1.47
75                       1.33        1.44
76                       1.31        1.41
77                       1.29        1.39
78                       1.28        1.36
79                       1.26        1.34

 NON-TOBACCO--STANDARD, PREFERRED & SUPER PREFERRED
ATTAINED AGE                 MALE          FEMALE
37                           4.03           4.52
38                           3.89           4.37
39                           3.77           4.23
40                           3.64           4.09
41                           3.52           3.96
42                           3.41           3.83
43                           3.30           3.71
44                           3.19           3.59
45                           3.09           3.48
46                           2.99           3.37
47                           2.90           3.26
48                           2.81           3.16
49                           2.72           3.06
50                           2.63           2.97
51                           2.55           2.88
52                           2.48           2.79
53                           2.40           2.71
54                           2.33           2.63
55                           2.26           2.55
56                           2.20           2.47
57                           2.13           2.40
58                           2.07           2.33
59                           2.01           2.26
60                           1.96           2.20
61                           1.91           2.14
62                           1.86           2.07
63                           1.81           2.02
64                           1.76           1.96
65                           1.72           1.91
66                           1.68           1.86
67                           1.64           1.81
68                           1.60           1.76
69                           1.57           1.71
70                           1.53           1.67
71                           1.50           1.63
72                           1.47           1.59
73                           1.44           1.55
74                           1.41           1.52
75                           1.39           1.48
76                           1.37           1.45
77                           1.34           1.42
78                           1.32           1.39
79                           1.30           1.36

       TOBACCO--STANDARD & PREFERRED
ATTAINED AGE            MALE       FEMALE
80                       1.25        1.32
81                       1.24        1.30
82                       1.22        1.28
83                       1.21        1.26
84                       1.20        1.24
85                       1.19        1.23
86                       1.18        1.21
87                       1.17        1.20
88                       1.16        1.18
89                       1.16        1.17
90                       1.15        1.16
91                       1.14        1.15
92                       1.13        1.14
93                       1.12        1.12
94                       1.11        1.11
95                       1.10        1.10
96                       1.08        1.08
97                       1.07        1.07
98                       1.06        1.06
99                       1.05        1.05

 NON-TOBACCO--STANDARD, PREFERRED & SUPER PREFERRED
ATTAINED AGE                 MALE          FEMALE
80                           1.28           1.34
81                           1.27           1.32
82                           1.25           1.29
83                           1.23           1.27
84                           1.22           1.25
85                           1.21           1.23
86                           1.19           1.22
87                           1.18           1.20
88                           1.17           1.19
89                           1.16           1.17
90                           1.15           1.16
91                           1.14           1.15
92                           1.13           1.14
93                           1.12           1.12
94                           1.11           1.11
95                           1.10           1.10
96                           1.08           1.08
97                           1.07           1.07
98                           1.06           1.06
99                           1.05           1.05

                  SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY


                         Statutory Financial Statements
                           December 31, 2001 and 2000
                  (With Independent Auditors' Report Thereon)

                          INDEPENDENT AUDITORS' REPORT



The Board of Directors
Southern Farm Bureau Life Insurance Company:



We have audited the accompanying statutory statements of admitted assets, liabilities and stockholders' equity of Southern Farm Bureau Life Insurance Company as of December 31, 2001 and 2000, and the related statutory statements of earnings, changes in stockholders' equity and cash flows for each of the years in the three-year period ended December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.



We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



As described more fully in note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of Mississippi, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.



In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of Southern Farm Bureau Life Insurance Company as of December 31, 2001 and 2000, or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2001.



Also, in our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and stockholders' equity of Southern Farm Bureau Life Insurance Company at December 31, 2001 and 2000, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2001, on the basis of accounting described in note 1.



As described more fully in note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of Mississippi. As of January 1, 2001, the Insurance Department of the State of Mississippi adopted the National Association of Insurance Commissioners' statutory accounting practices, except as described in note 1. Consequently, the Company changed its basis of accounting in 2001, as described in note 1.



As described in note 1 to the financial statements, the Company received permission from the Insurance Department of the State of Mississippi to record the value of certain restricted stock at cost. Under prescribed statutory practices, the restricted stock would be carried at fair value. That permitted practice decreased statutory surplus by $67,431,789 and $130,759,638 as of December 31, 2001 and 2000, respectively, as compared to what it would have been had prescribed accounting practice been followed.



Our audits were made for the purpose of forming an opinion on the basic statutory financial statements taken as a whole. The supplementary information included in Schedules 1-6 is presented for purposes of additional analysis and is not a required part of the basic 2001 statutory financial statements. Such information has been subjected to the auditing procedures applied in the audit of the statutory financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.


                                                                    /s/ KPMG LLP


Jackson, Mississippi
April 26, 2002

                  SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY
                    STATUTORY STATEMENTS OF ADMITTED ASSETS,
                      LIABILITIES AND STOCKHOLDERS' EQUITY
                           DECEMBER 31, 2001 AND 2000



                                                         2001             2000
                                                    -------------------------------
ADMITTED ASSETS
Investments:
  Bonds, at amortized cost (approximate fair value
    of $4,356,798,457 in 2001 and $4,013,896,873
    in 2000)                                        $4,285,334,682   $4,043,541,986
  Stocks:
    Preferred stocks, at cost (approximate fair
      value of $61,536,379 in 2001 and $58,693,375
      in 2000)                                          59,089,277       52,413,863
    Common stocks, generally at fair value (cost
      of $270,832,957 in 2001 and $227,045,952 in
      2000)                                            330,491,436      237,086,215
                                                    -------------------------------
        Total stocks                                   389,580,713      289,500,078
                                                    -------------------------------
  Mortgage and other loans                           1,023,549,429      961,028,413
  Real estate:
    Home office property, at cost, less
      accumulated depreciation of $16,582,065 in
      2001 and $15,753,448 in 2000                      16,430,953       17,345,781
    Real estate held for investment, at cost, less
      accumulated depreciation of $22,063,860 in
      2001 and $24,480,091 in 2000                      58,034,790       60,700,549
                                                    -------------------------------
        Total real estate                               74,465,743       78,046,330
                                                    -------------------------------
  Investment in subsidiaries                             5,443,806        5,250,607
  Partnership interests, at approximate equity in
    net assets                                         278,214,148      257,460,128
  Cash and short-term investments, at cost which
    approximates fair value                             98,020,876      117,140,900
  Policy loans                                         333,588,250      326,418,934
                                                    -------------------------------
        Total investments                            6,488,197,647    6,078,387,376
                                                    -------------------------------
Deferred taxes and other assets                         26,191,131               --
Premiums deferred and uncollected                       81,549,817       74,885,916
Accrued investment income                               82,019,958       79,498,679
Due from subsidiaries and other affiliates                      --          747,992
Other receivables                                        6,871,436       12,524,766
Separate account assets                                 27,249,732       18,325,544
                                                    -------------------------------
                                                    $6,712,079,721   $6,264,370,273
                                                    ===============================

                  SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY
                    STATUTORY STATEMENTS OF ADMITTED ASSETS,
                      LIABILITIES AND STOCKHOLDERS' EQUITY
                           DECEMBER 31, 2001 AND 2000



                                                         2001             2000
                                                    -------------------------------
LIABILITIES AND STOCKHOLDERS' EQUITY
Aggregate reserves for all policies:
  Life and annuity policies and contracts           $4,980,371,072   $4,684,642,585
  Accident and health contracts                         27,800,964       23,892,046
  Supplementary contracts                               24,213,867       15,933,453
                                                    -------------------------------
      Total policy reserves                          5,032,385,903    4,724,468,084
                                                    -------------------------------
Policy and contract claims                              22,857,638       19,046,748
Policyholders' funds:
  Premiums received in advance                           1,422,895        1,591,182
  Funds on deposit                                       4,237,335        4,367,552
  Accrued policy dividends                              59,019,751       57,045,324
  Dividends left on deposit                            304,259,956      299,348,192
                                                    -------------------------------
      Total policyholders' funds                       368,939,937      362,352,250
                                                    -------------------------------
Pension plan administration funds                      301,728,634      252,571,290
General liabilities:
  Taxes, other than federal income taxes                 2,094,852        1,721,630
  Federal income taxes                                   3,035,610        7,833,416
  Due to subsidiaries and other affiliates               3,253,752               --
  Commissions                                            6,490,317        5,212,783
  Notes payable                                         38,558,597       34,120,815
  Accounts payable and other liabilities                39,928,303       55,830,403
                                                    -------------------------------
      Total general liabilities                         93,361,431      104,719,047
                                                    -------------------------------
Interest maintenance reserve                                    --       12,123,690
Asset valuation reserve                                138,314,358      110,286,735
Separate account liabilities                            27,249,732       18,325,544
                                                    -------------------------------
      Total liabilities                              5,984,837,633    5,603,893,388
                                                    -------------------------------
Stockholders' equity:
  Common stock of $100 par value. Authorized
    20,000 shares; issued and outstanding 15,000
    shares                                               1,500,000        1,500,000
  Additional paid-in capital                               400,000          400,000
  Unassigned surplus                                   725,342,088      658,576,885
                                                    -------------------------------
      Total stockholders' equity                       727,242,088      660,476,885
                                                    -------------------------------
                                                    $6,712,079,721   $6,264,370,273
                                                    ===============================



SEE ACCOMPANYING NOTES TO STATUTORY FINANCIAL STATEMENTS.

                  SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY
                        STATUTORY STATEMENTS OF EARNINGS


                  YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999



                                                           2001            2000           1999
                                                      --------------------------------------------
INCOME:
  Premiums and other considerations:
    Life premiums                                     $  378,528,024   $362,114,084   $348,281,260
    Annuity premiums and other fund deposits             265,901,161    174,460,429    181,558,622
    Accident and health premiums                          21,237,017     20,067,674     19,745,028
    Supplementary contracts and dividend
      accumulations                                        7,176,712     34,525,645     35,628,154
  Reserve adjustments on reinsurance ceded                 6,151,257      9,551,590     21,369,091
  Investment income, net of expenses of $18,913,443
    in 2001, $20,911,227 in 2000 and $32,020,884 in
    1999                                                 412,733,047    391,937,767    367,681,412
  Other                                                      565,234        397,944        456,053
                                                      --------------------------------------------
        Total income                                   1,092,292,452    993,055,133    974,719,620
                                                      --------------------------------------------
Benefits and reserve changes:
  Death benefits                                         105,345,814     95,730,418     87,686,517
  Accident and health benefits                             7,705,422      7,621,539      8,186,468
  Surrender and other life insurance benefits            242,682,028    334,631,269    263,721,779
  Annuity benefits                                        30,373,776     32,978,833     28,028,351
  Net increase in aggregate reserves, certain funds
    on deposit, and loading on deferred and
    uncollected premiums                                 313,276,723    134,646,110    239,597,607
  Interest on policy and contract funds                   22,261,106     19,366,334      1,069,386
  Payments on dividend accumulations and
    supplementary contracts                               25,112,846     46,786,193     46,822,835
                                                      --------------------------------------------
        Total benefits and reserve changes               746,757,715    671,760,696    675,112,943
                                                      --------------------------------------------
Other operating expenses:
  Commissions                                             50,632,521     52,202,809     53,457,322
  General insurance expenses                              88,176,817     78,420,583     76,472,469
  Taxes, licenses and fees                                 9,044,982     12,789,788     11,999,098
                                                      --------------------------------------------
        Total other operating expenses                   147,854,320    143,413,180    141,928,889
                                                      --------------------------------------------
        Earnings before policyholders' dividends,
          federal income taxes and realized
          investment gains                               197,680,417    177,881,257    157,677,788
Policyholders' dividends                                  57,294,905     55,372,681     53,269,970
                                                      --------------------------------------------
        Earnings before federal income taxes and
          realized investment gains                      140,385,512    122,508,576    104,407,818
Federal income taxes                                      45,895,970     40,896,798     42,632,478
                                                      --------------------------------------------
        Earnings before realized investment gains
          (losses)                                        94,489,542     81,611,778     61,775,340
Realized investment gains (losses), net                  (71,342,013)    67,535,338     63,767,085
  Adjusted for:
    Federal income taxes                                   7,432,698    (25,054,096)   (24,400,801)
    Transfer to interest maintenance reserve              17,719,040    (11,860,793)    (5,475,929)
                                                      --------------------------------------------
        Realized investment gains (losses), net          (46,190,275)    30,620,449     33,890,355
                                                      --------------------------------------------
        Net earnings                                  $   48,299,267   $112,232,227   $ 95,665,695
                                                      ============================================



SEE ACCOMPANYING NOTES TO STATUTORY FINANCIAL STATEMENTS.

                  SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY
            STATUTORY STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY


                  YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999



                                                                          ADDITIONAL
                                                               COMMON      PAID-IN      UNASSIGNED
                                                               STOCK       CAPITAL       SURPLUS
                                                             --------------------------------------
Balance, December 31, 1998                                   $1,500,000    $400,000    $551,117,640
Net earnings                                                         --          --      95,665,695
Unrealized investment losses, net                                    --          --     (28,521,645)
Change in equity of subsidiaries, net of dividends received          --          --         447,139
Increase in asset valuation reserve                                  --          --     (19,128,215)
Transfer of interest maintenance reserve from subsidiary             --          --        (489,947)
Increase in nonadmitted assets                                       --          --      (5,109,817)
Cash dividends to stockholders                                       --          --        (145,950)
                                                             --------------------------------------
Balance, December 31, 1999                                    1,500,000     400,000     593,834,900
                                                             --------------------------------------
Net earnings                                                         --          --     112,232,227
Unrealized investment losses, net                                    --          --     (71,981,669)
Change in equity of subsidiaries                                     --          --         299,369
Decrease in asset valuation reserve                                  --          --      24,278,401
Decrease in nonadmitted assets                                       --          --          55,157
Cash dividends to stockholders                                       --          --        (141,500)
                                                             --------------------------------------
Balance, December 31, 2000                                    1,500,000     400,000     658,576,885
                                                             --------------------------------------
Net earnings                                                         --          --      48,299,267
Unrealized investment gains, net                                     --          --      51,648,033
Change in equity of subsidiaries                                     --          --         193,199
Increase in asset valuation reserve                                  --          --     (28,027,623)
Increase in nonadmitted assets                                       --          --     (30,870,956)
Cumulative effect of change in accounting principles                 --          --      23,270,154
Change in net deferred income taxes                                  --          --       2,389,729
Cash dividends to stockholders                                       --          --        (136,600)
                                                             --------------------------------------
Balance, December 31, 2001                                   $1,500,000    $400,000    $725,342,088
                                                             ======================================



SEE ACCOMPANYING NOTES TO STATUTORY FINANCIAL STATEMENTS.

                  SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY
                       STATUTORY STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999



                                                                2001              2000              1999
                                                           ---------------------------------------------------
CASH FROM OPERATIONS:
  Premiums, annuity considerations, and other fund
    deposits                                               $   648,914,088   $   542,744,709   $   534,502,883
  Other premiums, considerations and deposits collected          7,176,712        34,525,645        35,628,154
  Reinsurance reserve adjustments received on reinsurance
    ceded                                                       14,024,229        19,436,401         9,188,030
  Investment income received                                   398,964,780       383,378,952       351,247,945
  Other income received                                            565,235           397,942           411,105
                                                           ---------------------------------------------------
                                                             1,069,645,044       980,483,649       930,978,117
                                                           ---------------------------------------------------
  Life and accident and health claims paid                    (111,142,819)     (101,267,451)      (94,714,531)
  Surrender benefits paid                                     (241,529,843)     (333,569,619)     (262,452,856)
  Annuity and other benefits paid to policyholders             (63,614,916)      (98,343,534)      (75,883,974)
                                                           ---------------------------------------------------
                                                              (416,287,578)     (533,180,604)     (433,051,361)
                                                           ---------------------------------------------------
  Commissions, taxes and other expenses paid                  (172,333,967)     (161,502,450)     (145,175,086)
  Dividends paid to policyholders                              (33,678,884)      (53,343,537)      (51,606,536)
  Federal income taxes paid                                    (56,927,381)      (44,876,686)      (44,214,002)
                                                           ---------------------------------------------------
                                                              (262,940,232)     (259,722,673)     (240,995,624)
                                                           ---------------------------------------------------
        Net cash from operations                               390,417,234       187,580,372       256,931,132
                                                           ---------------------------------------------------
CASH FROM INVESTMENTS:
  Proceeds from investments sold, matured or repaid:
    Bonds                                                    1,023,661,472       826,715,432     1,243,564,059
    Common and preferred stocks                                115,255,567       247,172,307       180,626,487
    Mortgage loans                                              70,724,518        49,103,659        82,402,398
    Real estate                                                  3,820,071        27,371,236         1,850,000
    Other invested assets                                       48,748,622        36,177,646        30,091,764
    Federal income taxes on net capital gains                   13,703,481       (24,400,801)      (10,258,983)
                                                           ---------------------------------------------------
        Total investment proceeds                            1,275,913,731     1,162,139,479     1,528,275,725
                                                           ---------------------------------------------------
  Cost of investments acquired:
    Bonds                                                   (1,333,208,092)     (983,542,252)   (1,416,661,383)
    Common and preferred stocks                               (152,451,262)     (172,784,845)     (144,647,276)
    Mortgage loans                                            (133,241,010)     (113,206,094)     (158,628,935)
    Real estate                                                 (1,841,455)       (4,815,944)       (2,282,399)
    Other invested assets                                      (71,148,367)      (97,818,511)      (83,016,637)
                                                           ---------------------------------------------------
        Total investments acquired                          (1,691,890,186)   (1,372,167,646)   (1,805,236,630)
                                                           ---------------------------------------------------
  Net increase in policy loans                                  (7,169,316)       (7,466,474)         (915,126)
                                                           ---------------------------------------------------
        Net cash from investments                             (423,145,771)     (217,494,641)     (277,876,031)
                                                           ---------------------------------------------------
CASH FROM FINANCING AND MISCELLANEOUS SOURCES:
  Advances on notes payable                                     21,767,719         6,953,800        30,407,143
  Payments on notes payable                                    (17,329,937)       (1,148,000)       (2,092,128)
  Other cash provided                                           17,793,910        29,352,278        18,948,899
  Dividends paid to stockholders                                  (136,600)         (141,500)         (145,950)
  Other cash applied                                            (8,486,579)      (26,867,203)      (14,521,419)
                                                           ---------------------------------------------------
        Net cash from financing and miscellaneous sources       13,608,513         8,149,375        32,596,545
                                                           ---------------------------------------------------
Net increase (decrease) in cash and short-term
  investments                                                  (19,120,024)      (21,764,894)       11,651,646
CASH AND SHORT-TERM INVESTMENTS:
  Beginning of year                                            117,140,900       138,905,794       127,254,148
                                                           ---------------------------------------------------
  End of year                                              $    98,020,876   $   117,140,900   $   138,905,794
                                                           ===================================================



SEE ACCOMPANYING NOTES TO STATUTORY FINANCIAL STATEMENTS.

                  SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY



                    NOTES TO STATUTORY FINANCIAL STATEMENTS



                        DECEMBER 31, 2001, 2000 AND 1999



(1) CORPORATE STRUCTURE, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES



(A) CORPORATE STRUCTURE



Southern Farm Bureau Life Insurance Company (the Company) operates under the control of the Farm Bureaus in the states of Arkansas, Florida, Georgia, Kentucky, Louisiana, Mississippi, North Carolina, South Carolina, Texas, and Virginia. Because the Company operates solely within 10 Southeastern states, the Company is subject to regulatory and market risks within that geographic area.



The following are the Company's direct subsidiaries:



                                                               PERCENTAGE OWNED AS
                                                              OF DECEMBER 31, 2001
                                                              ---------------------
Southern Capital Life Insurance Company (Southern Capital)           100%
Southern Farm Bureau Fund Distributor, Inc.                          100%



(B) NATURE OF BUSINESS



The Company is primarily engaged in the business of providing a portfolio of the usual forms of ordinary life insurance on a participating basis, term, universal, and group life insurance, annuities, and accident and health coverages.



(C) BASIS OF PRESENTATION



The accompanying statutory financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the National Association of Insurance Commissioners (NAIC) and the State of Mississippi Department of Insurance, which is a comprehensive basis of accounting other than generally accepted accounting principles (GAAP). Prescribed statutory accounting practices include a variety of publications of the NAIC, as well as state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The Company has no other significant permitted accounting practices which vary from prescribed accounting practices or generally accepted accounting principles, except as disclosed in note 1(q).



Effective January 1, 2001, the NAIC and the State of Mississippi required that insurance companies domiciled in the State of Mississippi prepare their statutory basis financial statements in accordance with the January 1, 2001 NAIC Accounting Practices and Procedures Manual, subject to any deviations prescribed or permitted by the State of Mississippi insurance commissioner.



Accounting changes adopted to conform to the provisions of the January 1, 2001 NAIC Accounting Practices and Procedures Manual are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if new accounting principles had been applied retroactively for all prior periods. As a result of these changes, the Company reported a change of accounting principle, as an adjustment that increased unassigned surplus by $23,270,154, the major component of which was $22,410,619 related to deferred tax assets.



(D) DIFFERENCES BETWEEN STATUTORY ACCOUNTING PRINCIPLES AND ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES OF AMERICA



Statements of Statutory accounting principles (SSAP) differ from accounting principles generally accepted in the United States of America (GAAP) in several respects, which cause differences in reported assets,

                  SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

                        DECEMBER 31, 2001, 2000 AND 1999



(1) CORPORATE STRUCTURE, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


liabilities, stockholders' equity (statutory capital and surplus), net income and cash flows. The principal SSAP which differ from GAAP include:



- Investments in wholly-owned subsidiaries are accounted for using the modified equity method (equity in earnings or losses computed on a statutory basis is included in unassigned surplus rather than earnings) and are treated as unconsolidated investments rather than being consolidated in accordance with Statement of Financial Accounting Standards No. 94, CONSOLIDATION OF ALL MAJORITY-OWNED SUBSIDIARIES.



- Eligible bonds are carried at amortized cost and eligible preferred stocks are carried at cost. Other bonds and preferred stocks are carried in accordance with valuations established by the National Association of Insurance Commissioners, generally at fair value.



- Certain assets, designated as non-admitted assets, have been deducted from unassigned surplus.



- Intangible assets (e.g., present value of future profits and goodwill) and other adjustments, resulting from the Company's and its subsidiaries' acquisitions, are not recorded; under GAAP, these assets are recorded and amortized over their expected life.



- Aggregate reserves for life, annuities and accident and health are based on statutory mortality and interest requirements without consideration for anticipated withdrawals. Morbidity assumptions are based on the Company's experience. Under GAAP, the reserves are based on either (i) the present value of future benefits less the present value of future net premiums based on mortality, morbidity, and other assumptions which were appropriate at the time the policies were issued or acquired or (ii) the account value for certain contracts without significant life contingencies.



- The interest maintenance reserve (IMR) represents the deferral of interest-related realized gains and losses, net of tax, on primarily fixed maturity investments which are amortized into income over the remaining life of the investment sold. No such reserve is required under GAAP.



- Prior to January 1, 2001, federal income taxes were provided only for the Company's estimated current liability; deferred income taxes were not recognized. Beginning January 1, 2001, deferred income taxes are recognized for both SSAP and GAAP, however, the amount permitted to be recognized is generally more restrictive under SSAP.



- The asset valuation reserve (AVR) represents a contingency reserve for credit-related risk on most invested assets of the Company, and is charged to statutory surplus. No such reserve is required under GAAP.



- Policy acquisition costs are expensed as incurred, while under GAAP these costs are deferred and recognized over either (1) the expected premium paying period or (2) the estimated life of the contract.



- Reserves are reported net of ceded reinsurance; under GAAP, reserves relating to business in which the ceding company is not legally relieved of its liability are reported gross with an off-setting reinsurance receivable.



- A provision is established for unsecured reinsurance recoverable balances from unauthorized reinsurers. The change in this provision is credited or charged to unassigned surplus. Under GAAP, a provision is established for uncollectible reinsurance balances with any changes to this provision reflected in earnings for the period.

                  SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

                        DECEMBER 31, 2001, 2000 AND 1999



(1) CORPORATE STRUCTURE, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


- The Statements of Earnings are different in certain respects, with life and annuity premiums being recognized as revenue when the policies and contracts are issued. Accident and health premiums are earned on a pro rata basis over the term of the policies. Under GAAP, premiums on life insurance policies are recognized when due; premiums on annuity contracts are not recognized as revenue but as deposits, including those held in Separate Accounts.



- Revenues for universal life policies and investment products consist of the entire premium received and benefits represent the death benefits paid and the change in policy reserves. Under GAAP, premiums received in excess of policy charges are not recognized as premium revenue and benefits represent the excess of benefits paid over the policy account values and interest credited to the account values.



- The Statements of Cash Flows differ in certain respects from the presentation required by Statement of Financial Accounting Standards No. 95, including the presentation of the changes in cash and short-term investments instead of cash and cash equivalents. Short-term investments include securities with maturities, at the time of acquisition, of one year or less. For statutory purposes, there is no reconciliation between net income and cash from operations.



- The provision for participating policyholders' dividends is determined by the Board of Directors rather than being recorded ratably over the premium-paying period in accordance with dividend scales contemplated at the time the policies were issued.



- Pension expense and the related financial statement disclosures are not determined in accordance with Statement of Financial Accounting Standards No. 87, EMPLOYERS' ACCOUNTING FOR PENSIONS.



- Postretirement benefits expense and the related financial statement disclosures are not determined in accordance with Statement of Financial Accounting Standards No. 106, EMPLOYER'S ACCOUNTING FOR POSTRETIREMENT BENEFITS OTHER THAN PENSIONS.



- The statutory basis financial statements do not include reporting and display of comprehensive income and its components as specified under accounting principles generally accepted in the United States of America.



The aggregate effect on the accompanying statutory financial statements of the variations from accounting principles generally accepted in the United States of America has not been determined, but is presumed to be material.



The preparation of financial statements requires management to make informed judgments and estimates that affect the reported amounts of assets and liabilities (including disclosure of contingent assets and liabilities) at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.



(E) RECOGNITION OF REVENUE AND RELATED EXPENSES



Life premiums are recognized as income over the premium paying period of the related policies. For accident and health contracts, premiums are earned on a pro rata basis over the applicable policy period. Premiums and fund deposits for universal life, single premium immediate annuity and single premium deferred annuity contracts are reported as revenue when collected. Benefits and other fund withdrawals are expensed as incurred. Policy acquisition and maintenance expenses are charged to operations as incurred.

                  SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

                        DECEMBER 31, 2001, 2000 AND 1999



(1) CORPORATE STRUCTURE, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


(F) FINANCIAL INSTRUMENTS



Investments in bonds are generally stated at amortized cost except for bonds where the NAIC rating has fallen to 6 and the NAIC fair value has fallen below amortized cost, in which case they are carried at NAIC fair value. Interest revenue is recognized when earned. Beginning January 1, 2001, when management believes it is no longer probable that the Company will collect all amounts due according to the contractual terms of the bond, the bond is written down from its cost basis to its fair value and a loss is recognized in the Statements of Operations. Subsequent recoveries in fair value are not recognized until the bond is sold. As of December 31, 2001, there were $5,726,284 of non-admitted amounts related to bond holdings.



Amortization of mortgage and asset-backed bonds is based on anticipated prepayments at the date of purchase, with significant changes in estimated cash flows from original purchase assumptions recognized using the retrospective method. Prepayment assumptions for mortgage-and asset-backed bonds are obtained from broker-dealer surveys or internal estimates. Amortization is accounted for using a method that approximates the interest method.



Common stock of unaffiliated companies is carried at fair value. Investments in common stocks of wholly owned subsidiaries, (see Note 1(a)), are valued at the statutory equity of the subsidiaries as described in the Purposes and Procedures Manual of the Securities Valuation Office of the NAIC. Dividends from subsidiaries are recorded as income when paid. No dividends were received from the Company's subsidiaries during 2001 or 2000.



Preferred stocks are carried at cost, except where the NAIC rating is 4 or below and the NAIC fair value has fallen below amortized cost, in which case it is carried at NAIC fair value. There was $3,124,239 of non-admitted amounts relating to preferred stocks as of December 31, 2001.



Short-term investments are stated at cost, which approximates fair value. Real estate is stated at depreciated cost. Mortgage loans and policy loans are stated at their unpaid principal balance, less an allowance for loan losses, if any. At December 31, 2001 and 2000 and for years then ended, the Company had no impaired loans. Limited partnerships interests are accounted for using a method approximating the equity method. Refer to note 1(q) for further discussion.



Realized investment gains and losses, determined on a specific identification basis, are reduced by amounts transferred to IMR and are reflected as an element of net income, net of related tax. For bonds and preferred stock carried at NAIC fair value, the difference between amortized cost and fair value is treated as a non-admitted asset. Changes in fair values of common stock and changes in statutory equity of unconsolidated subsidiaries are reflected as unrealized gains and losses on investments in unassigned surplus.



(G) NON-ADMITTED ASSETS



Certain assets, principally furniture, equipment, agents' debit balances, IMR debit balances, certain amounts related to investments in or near default, prepaid expenses, and certain deferred income tax assets have been designated as non-admitted assets and excluded from assets by a charge to statutory surplus. Changes in these assets are presented as changes in unassigned surplus.



(H) AGGREGATE RESERVES



Policy reserves on annuity and supplementary contracts are calculated using the Commissioners' Annuity Reserve Valuation Method. The valuation interest assumptions follow the Standard Valuation Law and vary by the contracts' characteristics and their issue year.

                  SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

                        DECEMBER 31, 2001, 2000 AND 1999



(1) CORPORATE STRUCTURE, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


Policy reserves on universal life and single premium whole life contracts are based on statutory mortality and valuation interest rates using the Commissioner's Reserve Valuation Method. The valuation interest and mortality assumptions follow the Standard Valuation Law and vary by the contracts' characteristics and their issue year. Liabilities for life policy reserves and interest-sensitive insurance contracts are based on statutory mortality and interest requirements without consideration of withdrawals. The NAIC has adopted Regulation XXX which went into effect as of January 1, 2000. Its implementation is dependent on when the state of domicile adopts the regulation. Mississippi, the Company's state of domicile, adopted the regulation effective January 1, 2001.



Accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using specified statutory interest rates, mortality or morbidity assumptions and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum of guaranteed policy cash values or the amounts required by law.



Reserve estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.



(I) POLICY AND CONTRACT CLAIMS AND CLAIMS ADJUSTMENT EXPENSES



The liability for claims represents the amount needed to provide for the estimated ultimate cost of settling claims relating to insured events that have occurred on or before the end of the respective reporting period. The liability includes a provision for (a) claims that have been reported to the insurer,
(b) claims related to insured events that have occurred but that have not been reported to the insured and (c) claims adjustment expenses.



(J) INTEREST MAINTENANCE RESERVE



The interest maintenance reserve (IMR) represents the deferral of interest-related realized capital gains and losses, net of tax, on primarily fixed maturity investments. These gains and losses are amortized into income on a level yield method over the estimated remaining life of the investment sold or called.



(K) ASSET VALUATION RESERVE



The asset valuation reserve (AVR) is a contingency reserve for credit-related losses on most investments and is recorded as a liability through a charge to statutory surplus. The reserve is calculated based on credit quality using factors provided by the NAIC.



(L) FEDERAL INCOME TAXES



The Company files a consolidated federal income tax return that includes the operating results of the Company and its wholly-owned subsidiaries. Income taxes are allocated to the subsidiaries as if they filed separate federal income tax returns.



Federal income tax expense on income before realized capital gains varies from amounts computed by applying the current federal corporate income tax rate to income before federal income taxes. This is principally due to the effect of differences in calculations of aggregate reserves, amortization of intangibles, deferral of market discount on bonds, deferral of policy acquisition costs, and deduction for dividends received.

                  SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

                        DECEMBER 31, 2001, 2000 AND 1999



(1) CORPORATE STRUCTURE, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


(M) REINSURANCE



Reinsurance premiums, commissions, expense reimbursement, claims and claims adjustment expenses related to reinsured business are accounted for on a basis consistent with that used in accounting for the original policies issued and with the terms of the reinsurance contracts and are reported net of amounts ceded to other companies.



(N) GUARANTY FUND ASSESSMENTS



Prior to January 1, 2001, state guaranty fund assessments were capitalized when paid and amortized in accordance with state premium tax offset provisions. Beginning January 1, 2001, a liability for such assessments is recognized when
(a) an assessment has been asserted or information available prior to issuance of the financial statements indicates it is probable that an assessment will be asserted, (b) the underlying cause of the asserted or probable assessment has occurred on or before the date of the financial statements, and (c) the amount of the loss can be reasonably estimated. In addition, the Company may recognize an asset for an amount when it is probable that a paid or accrued assessment will result in an amount that is recoverable from premium tax offsets or policy surcharges from in-force policies.



(O) ELECTRONIC DATA PROCESSING (EDP) EQUIPMENT AND SOFTWARE



EDP equipment and operating software are admitted assets to the extent they conform to the requirement of SSAP No. 16, EDP EQUIPMENT AND SOFTWARE. Depreciation expense related to these assets was $785,884 in 2001, $870,690 in 2000 and $804,829 in 1999.



Accumulated depreciation related to these assets totaled $3,585,578 and $7,769,098 for December 31, 2001 and 2000, respectively. An accelerated depreciation method (MACRS) is the method used by the Company to compute depreciation.



(P) DERIVATIVES



The Company writes covered call options as a means of generating additional income. Option contracts allow the holder of the option to buy or sell a specific financial instrument at a specified price during a specified time period. The amount received for the call option is recognized as a liability until the option expires. Gains and losses realized on the settlement or expiration of these options are recognized as income based on the difference between the consideration received by the Company and the consideration paid, if any, on termination of the option contract. For the years ended December 31, 2001, 2000, and 1999, the net gain (loss) recognized on the termination of covered call options in the accompanying statutory statements of earnings was ($35,470), $1,192,447, and ($2,598,884), respectively.



(Q) PERMITTED PRACTICE



The accompanying financial statements of Southern Farm Bureau Life Insurance Company have been prepared in conformity with the NAIC Accounting Practices and Procedures manual except to the extent that state law differs or to the extent that permitted practices were obtained by the Company. Two permitted accounting practices that depart from the NAIC Accounting Practices and Procedures manual were obtained from the Mississippi Department of Insurance. Details of these two practices are described below.



The Company, with explicit permission of the Commissioner of Insurance of the state of Mississippi, records the value of certain restricted common stock at cost instead of fair value required by the NAIC. If the common stock were carried at fair value, surplus would be increased by $67,431,789 and $130,759,638 as of December 31, 2001 and 2000, respectively. Net income would not be affected by this permitted

                  SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

                        DECEMBER 31, 2001, 2000 AND 1999



(1) CORPORATE STRUCTURE, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


practice. A reconciliation of the Company's admitted assets and capital and surplus between NAIC SAP (Codification) and practices permitted by the State of Mississippi Insurance Department is as follows:



                                                                   2001             2000
                                                              -------------------------------
Admitted assets, NAIC SAP                                     $6,780,218,738   $6,398,335,435
Admitted assets as filed                                       6,712,786,949    6,267,575,797
                                                              -------------------------------
DIFFERENCE IN ASSETS DUE TO PERMITTED PRACTICE                $   67,431,789   $  130,759,638
                                                              ===============================



                                                                   2001             2000
                                                              -------------------------------
Statutory surplus, NAIC SAP                                   $  793,173,877   $  789,736,523
Statutory surplus as filed                                       725,742,088      658,976,885
                                                              -------------------------------
DIFFERENCE IN SURPLUS DUE TO PERMITTED PRACTICE               $   67,431,789   $  130,759,638
                                                              ===============================



Partnership interests are not valued in strict accordance with the NAIC Accounting Practices and Procedures manual. Generally, such investments are to be recorded using either a (a) "market valuation approach" or, depending on the nature of the Entity, (b) "based on the underlying statutory equity of the respective entity's financial statements" or "based on the audited GAAP equity of the investee". The Company was invested in several limited partnerships at December 31, 2001, for which the required financial statements, being the unaudited GAAP financial statements or audited tax basis financial statements, could not be provided. Therefore, the Company obtained a permitted accounting practice from the Mississippi Department of Insurance that allows valuation of all subsidiary, controlled, and affiliated entities, and joint ventures, partnerships, and limited liability companies at the original cost of the investments, increased by further capital contributions and/or investments gains and decreased by returns of capital and/or investments losses. This method typically agrees with the limited partnership K-1s. Due to the unavailability of the required financial statements, management is unable to determine the monetary impact on net income and statutory surplus that results from the use of this accounting practice. However, it is management's belief that any differences would be immaterial.



(R) ASSETS HELD IN SEPARATE ACCOUNTS AND LIABILITIES RELATED TO SEPARATE
  ACCOUNTS



Separate account assets and liabilities reported in the accompanying statutory statements of admitted assets, liabilities and stockholders' equity represent funds that are separately administered for variable annuity contracts and for which the contractholder, rather than the Company, bears the investment risk. Separate account assets are reported at fair value. The operations of the separate accounts are not included in the accompanying financial statements. Policy administration and investment management fees charged on separate account policyholder deposits are included in annuity premiums and other funds deposits.

                  SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

                        DECEMBER 31, 2001, 2000 AND 1999



(2) FINANCIAL INSTRUMENTS



(A) BONDS AND PREFERRED AND COMMON STOCKS



At December 31, the amortized cost, gross unrealized gains and losses, and NAIC fair values of the Company's bonds and preferred and common stocks, excluding stocks of affiliates, were as follows:



                                          COST OR          GROSS           GROSS
                                         AMORTIZED       UNREALIZED     UNREALIZED       ESTIMATED
                                            COST           GAINS          LOSSES         FAIR VALUE
                                       --------------------------------------------------------------
DECEMBER 31, 2001
Bonds:
  U. S. Treasury securities and
    obligations of U. S. Government
    corporations and agencies          $  463,290,466   $ 19,529,253   $    (819,170)  $  482,000,549
  Mortgage-backed securities            1,193,802,455     39,867,910     (12,128,242)   1,221,542,123
  Corporate and other securities        2,628,241,761     87,571,691     (62,557,667)   2,653,255,785
                                       --------------------------------------------------------------
                                       $4,285,334,682   $146,968,854   $ (75,505,079)  $4,356,798,457
                                       ==============================================================
Preferred stocks                       $   59,089,277   $  4,908,575   $  (2,461,473)  $   61,536,379
Common stocks (see note 1)                270,832,957    171,945,360     (44,855,092)     397,923,225
                                       --------------------------------------------------------------
                                       $  329,922,234   $176,853,935   $ (47,316,565)  $  459,459,604
                                       ==============================================================
DECEMBER 31, 2000
Bonds:
  U. S. Treasury securities and
    obligations of U. S. Government
    corporations and agencies          $  489,060,477   $ 17,736,998   $  (2,417,214)  $  504,380,261
  Mortgage-backed securities            1,335,455,982     26,103,348     (10,913,953)   1,350,645,377
  Corporate and other securities        2,219,025,527     59,995,527    (120,149,819)   2,158,871,235
                                       --------------------------------------------------------------
                                       $4,043,541,986   $103,835,873   $(133,480,986)  $4,013,896,873
                                       ==============================================================
Preferred stocks                       $   52,413,863   $ 10,189,130   $  (3,909,618)  $   58,693,375
Common stocks (see note 1)                227,045,952    196,673,518     (55,873,617)     367,845,853
                                       --------------------------------------------------------------
                                       $  279,459,815   $206,862,648   $ (59,783,235)  $  426,539,228
                                       ==============================================================

                  SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

                        DECEMBER 31, 2001, 2000 AND 1999



(2) FINANCIAL INSTRUMENTS (CONTINUED)


The scheduled maturity distribution of the bond portfolio at December 31, 2001 follows. Expected maturities may differ from scheduled contractual maturities because issuers of securities may have the right to call or prepay obligations with or without call or prepayment penalties.



                                                    AMORTIZED        ESTIMATED
                                                       COST          FAIR VALUE
                                                  -------------------------------
Due in one year or less                           $  204,748,639   $  209,713,499
Due after one year through five years                760,654,209      778,552,630
Due after five years through ten years             1,120,564,390    1,130,797,304
Due after ten years                                1,005,564,989    1,016,192,905
                                                  -------------------------------
                                                   3,091,532,227    3,135,256,338
Mortgage-backed securities                         1,193,802,455    1,221,542,119
                                                  -------------------------------
                                                  $4,285,334,682   $4,356,798,457
                                                  ===============================



As required by law, the Company has investments on deposit with governmental authorities and banks for the protection of policyholders with a statement value of $5,901,672 and $5,635,714 at December 31, 2001 and 2000, respectively.



The credit quality of the bond portfolio at December 31, 2001 and 2000 follows. The quality ratings represent NAIC designations.



                                                 2001                            2000
                                       -------------------------       -------------------------
                                         AMORTIZED                       AMORTIZED
                                            COST        PERCENT             COST        PERCENT
                                       ---------------------------------------------------------
Class 1--highest quality               $2,670,263,389      62.3%       $2,736,217,372      67.7%
Class 2--high quality                   1,311,665,707      30.6           989,759,309      24.5
Class 3--medium quality                   134,184,672       3.1           102,719,576       2.5
Class 4--low quality                      119,797,423       2.8           147,823,792       3.7
Class 5--lower quality                     37,530,242       0.9            65,011,916       1.6
Class 6--in or near default                11,893,249       0.3             2,010,021       0.0
                                       ---------------------------------------------------------
                                       $4,285,334,682     100.0%        4,043,541,986     100.0%
                                       =========================================================



Bonds with ratings ranging from AAA/Aaa to BBB-/Baa3, as assigned by a rating service such as Standard and Poor's Corporation or Moody's Investment Services, are generally regarded as investment grade securities. Some agencies and treasuries (that is, those securities issued by the United States government or an agency thereof) are not rated, but are considered to be investment grade securities. The NAIC regards agencies and treasuries and A ratings as Class 1 (highest quality), BBB/Baa ratings as Class 2 (high quality), BB/Ba ratings as Class 3 (medium quality), B ratings as Class 4 (low quality), all C ratings as Class 5 (lower quality) and D ratings as Class 6 (in or near default).



Bonds with a statement value of $17,124,680 and $4,257,506 were in default at December 31, 2001 and 2000, respectively. During 2001, the Company implemented a standard impairment policy for its bond portfolio. Surplus at January 1, 2001 was not adjusted for any impacts of this new policy, as it was applied prospectively. The Company's policy is to identify and review any potentially impaired bonds, using the expertise of the Securities Management department and external information provided by the Company's portfolio managers. The Company makes the determination as to whether the security is impaired, whether the impairment is temporary or other-than-temporary, and determines a fair value based on

                  SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

                        DECEMBER 31, 2001, 2000 AND 1999



(2) FINANCIAL INSTRUMENTS (CONTINUED)


relevant facts and circumstances. The total impairment loss recognized in 2001 was $40,434,320 for bonds, $2,528,323 for preferred stocks and $471,000 for common stocks.



(B) COMMON STOCKS OF AFFILIATES



The Company's wholly-owned subsidiaries are accounted for using the modified equity method rather than being consolidated in accordance with Statement of Financial Accounting Standards No. 94, CONSOLIDATION OF ALL MAJORITY-OWNED SUBSIDIARIES. A summary of the principal unconsolidated subsidiary's financial position and operating results, prepared on a statutory basis, follows:



      SOUTHERN CAPITAL LIFE INSURANCE COMPANY--UNAUDITED IN 2001 AND 2000



                                                            2001         2000
                                                         -----------------------
TOTAL ADMITTED ASSETS                                    $5,403,008   $5,232,409
                                                         =======================
TOTAL LIABILITIES                                        $  130,671   $  145,436
                                                         =======================
CAPITAL STOCK AND SURPLUS                                $5,272,337   $5,086,973
                                                         =======================
NET EARNINGS                                             $  185,364   $  259,215
                                                         =======================



(C) MORTGAGE LOANS



At December 31, 2001 and 2000, the Company's mortgage loan portfolio consisted of $1,023,161,727 and $960,612,814 of first lien commercial mortgage loans, respectively. The loans, which were originated by the Company through a network of mortgage bankers, were made only on developed and leased properties and have a maximum loan-to-value ratio of 75% at the date of origination. The Company generally does not engage in construction lending or land loans. The minimum and maximum interest rates of mortgage loans originated during 2001 were 6.30% and 8.25%, respectively. The portfolio consisted of loans with an average loan balance of $2,495,951 at December 31, 2001. All of the Company's mortgages were in good standing with no principal or interest payments delinquent more than 180 days as of December 31, 2001.



(D) NET INVESTMENT INCOME



For the years ended December 31, 2001, 2000 and 1999 the sources of investment income of the Company were as follows:



                                                            2001           2000           1999
                                                        ------------------------------------------
Bonds                                                   $299,377,582   $280,934,468   $254,158,886
Preferred and common stocks                                6,851,257      8,687,590      7,668,594
Mortgage loans                                            77,515,525     70,625,863     65,172,588
Policy loans                                              22,159,828     21,364,445     21,092,869
Short-term investments                                     4,809,401      5,692,304      5,892,729
Other                                                     20,932,897     25,544,324     45,716,630
                                                        ------------------------------------------
GROSS INVESTMENT INCOME                                  431,646,490    412,848,994    399,702,296
Investment expenses                                      (18,913,443)   (20,911,227)   (32,020,884)
                                                        ------------------------------------------
Net investment income                                   $412,733,047   $391,937,767   $367,681,412
                                                        ==========================================

                  SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

                        DECEMBER 31, 2001, 2000 AND 1999



(2) FINANCIAL INSTRUMENTS (CONTINUED)


For the years ended December 31, 2001, 2000 and 1999, proceeds and gross realized capital gains and losses resulting from sales or other redemptions of investment securities were as follows:



                                                           2001            2000           1999
                                                       -------------------------------------------
Proceeds from sales or other redemptions               $ 466,585,450   $650,384,936   $496,197,526
                                                       ===========================================
GROSS REALIZED CAPITAL:
  Gains                                                $  50,971,567   $145,070,462   $ 99,020,958
  Losses                                                (122,313,580)   (77,535,124)   (35,253,873)
                                                       -------------------------------------------
    Sub-total                                            (71,342,013)    67,535,338     63,767,085
Federal income taxes                                       7,432,698    (25,054,096)   (24,400,801)
Transfer to interest maintenance reserve                  17,719,040    (11,860,793)    (5,475,929)
                                                       -------------------------------------------
NET REALIZED CAPITAL GAINS (LOSSES)                    $ (46,190,275)  $ 30,620,449   $ 33,890,355
                                                       ===========================================



(3) AGGREGATE RESERVES


Liabilities for the life insurance products principally use the 1958 CSO table assuming interest rates ranging from 2 1/2% to 4 1/2% and the 1980 CSO tables assuming interest rates ranging from 4% to 5%. Liabilities for most annuities use the 1971 IAM tables with interest rates ranging from 4 1/2% to 7 1/2%.



As of December 31, 2001 and 2000, the following table summarizes the aggregate reserves for the Company:



LINE OF BUSINESS                                                   2001             2000
----------------                                              -------------------------------
Individual life:
  Traditional                                                 $1,474,844,946   $1,377,763,158
  Universal                                                    1,047,304,484    1,012,927,636
                                                              -------------------------------
TOTAL INDIVIDUAL LIFE                                          2,522,149,430    2,390,690,794
Group life                                                         4,071,687        4,104,779
                                                              -------------------------------
TOTAL LIFE                                                     2,526,221,117    2,394,795,573
Annuities:
  Individual:
    Immediate                                                     79,392,843       79,107,882
    Deferred                                                   2,204,992,892    2,037,427,845
                                                              -------------------------------
TOTAL INDIVIDUAL ANNUITIES                                     2,284,385,735    2,116,535,727
  Group annuities:
    Guaranteed interest contracts                                 25,196,524       29,817,850
                                                              -------------------------------
TOTAL ANNUITIES                                                2,309,582,259    2,146,353,577
Individual supplementary contracts with life contingencies       102,202,028      100,359,773
Other                                                             42,365,668       43,133,662
Accident and health:
  Active life--Individual                                         17,809,688       14,830,664
  Active life--Group                                                 552,297          495,830
  Claim reserve--Individual                                        6,959,839        6,238,863
  Claim reserve--Group                                             2,479,140        2,326,689
                                                              -------------------------------
TOTAL ACCIDENT AND HEALTH AGGREGATE RESERVES                      27,800,964       23,892,046
Supplementary contracts without life contingencies                24,213,867       15,933,453
                                                              -------------------------------
    TOTAL AGGREGATE RESERVES                                  $5,032,385,903   $4,724,468,084
                                                              ===============================

                  SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

                        DECEMBER 31, 2001, 2000 AND 1999



(4) POLICY AND CONTRACT CLAIMS AND LIABILITIES


Activity in the liability for unpaid accident and health claims and claims adjustment expenses is summarized in the following table. The liability for unpaid accident and health claims and claims adjustment expenses includes policy and contract claims in process and the corresponding claims reserve. These amounts are included as a component of the aggregate reserve for accident and health contracts and liability for policy and contract claims presented in the accompanying statutory statements of admitted assets, liabilities and stockholders' equity.



                                                       2001          2000
                                                    -------------------------
Balance January 1                                   $17,233,810   $16,304,881
  Less reinsurance recoverables                       7,188,914     6,584,747
                                                    -------------------------
Net balance January 1                                10,044,896     9,720,134
                                                    -------------------------
Incurred related to:
  Current year                                        6,650,321     6,726,230
  Prior year                                            461,983       266,741
                                                    -------------------------
    Total incurred                                    7,112,304     6,992,971
                                                    -------------------------
Paid related to:
  Current year                                        3,018,993     3,564,730
  Prior year                                          3,162,737     3,103,479
                                                    -------------------------
    Total paid                                        6,181,730     6,668,209
                                                    -------------------------
Net balance December 31                              10,975,470    10,044,896
  Plus reinsurance recoverables                       8,183,675     7,188,914
                                                    -------------------------
Balance December 31                                 $19,159,145   $17,233,810
                                                    =========================



(5) TRANSACTIONS WITH AFFILIATES


Through common ownership and directorship, the Company has certain transactions with associated companies. For the most part, these transactions represent agency-related costs of operations. Service agreements with the State and County Farm Bureau organizations in the various states provide for reimbursement (based on a percentage of income) to these organizations of the cost of office space and clerical assistance. During the years ended December 31, 2001, 2000, and 1999, such fees aggregated $13,665,832, $12,436,666, and $12,120,943, respectively. Management believes that such agreements are beneficial to the Company in providing operating efficiency and prompt service to policyholders.



Additionally, the Company allocates certain expenses to its subsidiaries, principally Southern Capital. The reimbursements from Southern Capital are principally based on actual commissions, service fees and premium taxes incurred plus a management fee. Such allocated expenses aggregated approximately $25,000 in 2001, $25,000 in 2000, and $1,994,000 in 1999. As discussed in note 1(1), federal income taxes are allocated to the Company's subsidiaries as if they filed a separate return. At December 31, 2001 and 2000, amounts due from (to) subsidiaries and other affiliates consisted of the following:



                                                          2001         2000
                                                       ----------------------
Southern Capital Life Insurance Company                $    69,800   $144,088
Southern Farm Bureau Fund Distributor, Inc.                (23,094)    15,857
State and County Farm Bureaus                           (3,300,458)   588,047
                                                       ----------------------
                                                       $(3,253,752)  $747,992
                                                       ======================

                  SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

                        DECEMBER 31, 2001, 2000 AND 1999



(6) RETIREMENT PLANS


The Company has a noncontributory defined benefit pension plan, a contributory defined contribution plan and a postretirement benefit plan. All plans cover substantially all employees, subject to certain eligibility requirements such as age and length of service.



As of December 31, 2001, the Company accrued pension benefit costs in accordance with actuarially determined amounts including amortization of the statutory transition obligation arising from the adoption of SSAP 8 as of January 1, 2001. The Company has also accrued postretirement benefits other than pensions in accordance with actuarially determined amounts including the immediate recognition of the statutory transaction obligation arising from the adoption of SSAP 14 as of January 1, 2001.



PENSION PLAN



The Company presently maintains a noncontributory defined benefit pension plan covering all employees who have met the eligibility requirements. Benefits are based on a participant's years of service and average monthly salary. The Company has agreed to make contributions to provide assets with which to pay retirement benefits.



The actuarial present value of accumulated plan benefits and components of pension costs, as determined by consulting actuaries (computed using the assumptions below) and the net assets available for benefits as of December 31, 2001 follows:



                                                                 YEAR ENDED
                                                              DECEMBER 31, 2001
                                                              -----------------
Components of pension cost:
  Service cost                                                   $ 2,143,474
  Interest cost                                                    2,489,132
  Expected return on plan assets                                  (2,383,591)
  Amortization of transition obligation liability                    217,153
                                                                 -----------
    Net periodic benefit cost                                    $ 2,466,168
                                                                 ===========
Change in plan assets
  Fair value of assets at January 1                              $28,313,022
  Actual return on plan assets                                     2,240,095
  Employer contribution                                            3,281,546
  Benefits paid                                                     (414,635)
                                                                 -----------
    Fair value of plan assets at December 31                     $33,420,028
                                                                 ===========
Change in projected benefit obligation
  Benefit obligation at January 1                                $32,656,082
  Service cost                                                     2,143,474
  Interest cost                                                    2,489,132
  Actuarial loss                                                   3,808,365
  Benefits paid                                                     (414,635)
                                                                 -----------
    Benefit obligation at December 31                            $40,682,418
                                                                 ===========
Fund status
  Funded status                                                  $(7,262,390)
  Unrecognized transition liability                                4,125,907
  Unrecognized actuarial loss                                      3,951,861
                                                                 -----------
    Prepaid benefit cost                                         $   815,378
                                                                 ===========

                  SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

                        DECEMBER 31, 2001, 2000 AND 1999



(6) RETIREMENT PLANS (CONTINUED)


The projected benefit obligation for nonvested employees at December 31, 2001 was $139,161.



The project unit credit cost method is the actuarial method used in the funding plan. Significant actuarial assumptions for 2001 were:



Weighted average assumptions as of December 31:
  Discount rate                                                     7.25%
  Expected return on plan assets                                    8.5%
  Rate of compensation increase                                     5.5%
  Mortality table                                                 1983 GAM
  Post retirement lump/sum annuity purchase assumptions       6.0% and 1983 GAM



The cost of the pension plan to the Company was approximately $3,106,063 in 2000 and $2,995,983 in 1999. A summary of accumulated plan benefits and plan net assets as of June 30, 2000 (the most recent valuation date prior to December 31, 2000) for the pension plan follows:



Actuarial present value of accumulated plan benefits:
  Vested                                                      $19,959,500
  Nonvested                                                     3,139,334
                                                              -----------
                                                              $23,098,834
                                                              -----------
Net assets available for benefits                             $24,298,884
                                                              ===========
Assumed rate of return                                              6.29%
                                                              ===========



DEFINED CONTRIBUTION PLAN



Participants may contribute up to thirteen percent of their compensation to this plan each year, subject to regulatory limitations. The Company matches participant contributions that qualify for income tax deferral, limited to four percent in 2001 and 2000 and three percent in 1999 of each participant's compensation. All contributions made by a participant are vested. The cost of the plan to the Company was $676,101, $669,135, and $509,575 in 2001, 2000, and
1999, respectively.



POSTRETIREMENT BENEFIT PLAN



The actuarial and recorded liability for the Company's postretirement benefit plan, none of which have been funded, are as follows at December 31, 2001 and 2000:



                                                            2001         2000
                                                         -----------------------
Accumulated postretirement benefit obligation:
  Retired participants                                   $3,042,316   $2,493,083
  Other fully eligible participants                       1,864,645    1,501,565
                                                         -----------------------
    ACCRUED POSTRETIREMENT BENEFIT COST                  $4,906,961   $3,994,648
                                                         =======================



Postretirement benefit expense of $614,781, $495,734, and $354,272 is reflected as a component of general insurance expenses in the 2001, 2000, and 1999 statutory statements of earnings, respectively. The discount rate used in determining the accumulated postretirement benefit obligation was 7.75% in 2001 and 2000. The assumed healthcare cost trend rate used in measuring the accumulated postretirement benefit obligation was 6.5% and 6.0% for employees under 65 and for those over 65, respectively, in 2001 and 7.0% and 6.5% for employees under 65 and for those over 65, respectively, in 2000. The rate is graded down each year to an ultimate rate of 5.5% and 5.0% in 2003 for employees under 65 and for those over

                  SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

                        DECEMBER 31, 2001, 2000 AND 1999



(6) RETIREMENT PLANS (CONTINUED)


65, respectively. If the health care cost trend rate assumptions were increased by 1%, the accumulated postretirement benefit obligation as of December 31, 2001, would be increased by 10.2%.



(7) FEDERAL INCOME TAXES


The differences between income tax expense shown on the statutory statements of earnings and the amounts computed by applying the federal income tax rate of 35% in 2001, 2000, and 1999 to earnings before federal income taxes and realized investment gains follow:



                                             2001                     2000                     1999
                                    ----------------------   ----------------------   ----------------------
                                      AMOUNT      PERCENT      AMOUNT      PERCENT      AMOUNT      PERCENT
                                    ------------------------------------------------------------------------
Computed "expected" tax expense     $49,134,929     35.0%    $42,878,002     35.0%    $36,542,736     35.0%
Increases (reductions) in taxes
  resulting from:
  Difference in statutory and tax
    reserves                          7,012,775      5.0       6,361,044      5.2       4,877,840      4.7
  Increase in deferred and
    uncollected premiums, net of
    loading                          (2,419,909)    (1.7)     (1,861,666)    (1.5)     (1,645,039)    (1.6)
  Discount amortization on bonds
    not currently taxable            (2,205,000)    (1.6)     (1,679,734)    (1.4)     (1,613,306)    (1.6)
  Deferred acquisition costs, net     1,983,801      1.4       2,068,950      1.7       2,746,077      2.6
  Earnings of investments in
    partnerships                      1,993,262      1.4      (2,766,618)    (2.3)     (1,302,596)    (1.2)
  Contingent liability accruals/
    (reversals)                      (3,710,000)    (2.6)     (1,272,786)    (1.0)      5,087,786      4.9
  Low income housing tax credit      (5,381,165)    (3.8)     (3,000,000)    (2.4)     (1,157,281)    (1.1)
  Other                                (512,723)    (0.4)        169,606      0.1        (903,739)    (0.9)
                                    ------------------------------------------------------------------------
    Actual tax expense              $45,895,970     32.7%    $40,896,798     33.4%    $42,632,478     40.8%
                                    ========================================================================

                  SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

                        DECEMBER 31, 2001, 2000 AND 1999



(7) FEDERAL INCOME TAXES (CONTINUED)


The main components of deferred taxes as of December 31, 2001 are as follows:



                                                                  2001
                                                              -------------
DEFERRED TAX ASSETS:
  Life reserves                                               $  91,526,407
  Deferred acquisition cost                                      46,202,852
  Policyholder dividends                                         14,197,825
  Other employee benefits                                         5,230,773
  Assets impairments                                             16,022,656
  Unrealized capital losses                                         463,938
  Other                                                           5,439,652
                                                              -------------
    Total deferred tax assets                                   179,084,103
  Nonadmitted deferred tax assets                              (146,040,900)
                                                              -------------
  Admitted deferred tax assets                                   33,043,203
                                                              -------------
DEFERRED TAX LIABILITIES:
  Investments in bonds                                           (2,205,000)
  Agent supplement                                               (5,829,255)
  Other                                                            (208,600)
                                                              -------------
    Total deferred tax liabilities                               (8,242,855)
                                                              -------------
    Net admitted deferred tax asset                           $  24,800,348
                                                              =============



(8) COMMITMENTS AND CONTINGENCIES



(A) LITIGATION



The Company and other parties are involved in various litigation in the normal course of business. It is management's opinion, after consultation with counsel and a review of the facts, that it is improbable that the ultimate liability, if any, arising from such contingencies will have any material adverse effect on the Company's financial position at December 31, 2001 or on the results of operations or cash flows for the year then ended.



Beginning in fiscal year 1999, the Company was under audit by the Mississippi State Tax Commission (MSTC) for the tax years ended 1997, 1996 and 1995. The MSTC had proposed that the Company pay additional state income taxes, including interest, of approximately $12,800,000. A final settlement was reached during 2001, and as a result, the Company reversed a $10.6 million contingency recorded in fiscal year 1999.



(B) GUARANTY ASSOCIATION ASSESSMENTS



The Company is required by law to participate in the guaranty associations of the various states in which it is licensed to do business. The state guaranty associations ensure payment of guaranteed benefits, with certain restrictions, to policyholders of impaired or insolvent insurance companies by assessing all other companies operating in similar lines of business.



There are currently several insurance companies, which had substantial amounts of life and annuity business, in the process of liquidation or rehabilitation. The Company paid $168,705, $953,206, and $1,069,342 to various statutory guaranty associations during 2001, 2000, and 1999, respectively.

                  SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

                        DECEMBER 31, 2001, 2000 AND 1999



(8) COMMITMENTS AND CONTINGENCIES (CONTINUED)


(C) LEASES



The Company is obligated under the terms of various leases for certain equipment. Total lease rental expense, including short-term rentals, amounted to approximately $2,138,000 in 2001, $1,727,000 in 2000, and $1,911,000 in 1999. In
most cases, management expects that in the normal course of business leases will be renewed or replaced by other leases. Future minimum rental payments required under leases that have initial or remaining noncancelable lease terms in excess of one year as of December 31, 2001 are not significant.



(D) LOAN AND EQUITY COMMITMENTS



The Company makes commitments to extend credit and make equity investments in the normal course of business. Commitments to extend credit are agreements to lend money with fixed expiration dates or other termination clauses. Equity commitments usually take the form of investments in limited partnerships. The Company applies its normal lending standards when extending credit commitments. Since several of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements. Collateral is not obtained for commitments to extend credit, but is obtained when loans are closed based on an assessment of the customers' creditworthiness. The Company's maximum exposure to credit loss is represented by the contractual amount of the commitments. Commitments to extend credit and make equity investments aggregated approximately $78,000,000 at December 31, 2001.



(9) REINSURANCE


The Company follows the usual industry practices of reinsuring (ceding) portions of its risk with other companies. Use of reinsurance does not discharge an insurer from liability on the insurance ceded. The insurer is required to pay in full the amount of its insurance obligations regardless of whether it is entitled or able to receive payment from its reinsurer. The Company monitors both the financial conditions of the reinsurers as well as risk concentrations arising from activities and economic characteristics of the reinsurers to lessen the risk of default by such reinsurers. All principal reinsurers maintain an A.M Best rating of "A" or better.



A summary of reinsurance activity follows:



                                        2001             2000             1999
                                   ------------------------------------------------
AT DECEMBER 31,
Ceded life insurance in force--
  unrelated parties                $3,506,627,368   $3,351,731,235   $3,343,987,535
                                   ================================================
Reserve credits--unrelated
  parties                          $   47,000,492   $   34,972,093   $   29,221,738
                                   ================================================
FOR THE YEAR ENDED DECEMBER 31,
Net premiums ceded--unrelated
  parties                          $   40,255,555   $   41,971,444   $   30,719,250
                                   ================================================
Claims ceded--unrelated parties    $   16,951,722   $   19,548,411   $   19,893,653
                                   ================================================
Premiums ceded to Southern
  Capital                          $           --   $           --   $    4,000,370
                                   ================================================
Claims ceded to Southern Capital   $           --   $           --   $    2,671,676
                                   ================================================



A contingent liability exists with respect to life insurance covered under reinsurance agreements in the event the reinsurance company is unable to meet its obligations due under the contracts. In opinion of management, this liability is not significant.

                  SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

                        DECEMBER 31, 2001, 2000 AND 1999



(10)STATUTORY CAPITAL AND SURPLUS AND DIVIDEND RESTRICTION


The NAIC utilizes Risk-Based Capital (RBC) to evaluate the adequacy of statutory capital and surplus in relation to risks associated with: (i) asset quality,
(ii) insurance risk, (iii) interest rate risk, and (iv) other business factors. The RBC formula is designed as an early warning tool for the states to identify potential under-capitalized companies for the purpose of initiating regulatory action. In the course of operations, the Company periodically monitors the level of its RBC and it exceeds the minimum required levels as of December 31, 2001 and 2000.



State insurance departments, which regulate insurance companies, recognize only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, for determining its solvency under law, and for determining whether its financial condition warrants payment of a dividend to its shareholders.



The Company is restricted by the Mississippi State Insurance Code as to the amount of dividends that may be paid within a twelve consecutive month period without regulatory consent. That restriction is the greater of statutory net gain from operations for the previous year or 10% of the policyholder surplus (net of capital stock) at December 31 of the previous year, subject to a maximum limit equal to statutory earned surplus. Total unassigned surplus at December 31, 2001 was $725,742,088.



(11)SEPARATE ACCOUNTS


The separate accounts held by the Company related to individual annuities of a non-guaranteed return nature. The net investment experience of the separate accounts is credited directly to the policyholder and can be positive or negative. The separate accounts assets and liabilities represent funds that are separately administered, principally for the benefit of certain policyholders who bear the investment risk. The separate accounts assets and liabilities are carried at fair value. Revenues and expenses related to the separate accounts assets and liabilities, to the extent of benefits provided to the separate accounts policyholders, are excluded from the amounts reported in the accompanying statements of operations.



Separate account premiums and other considerations amounted to $11,867,210 in 2001 and $19,570,667 in 2000. Separate account activity was not present in 1999. Reserves for separate accounts with the assets at fair value were $25,703,835 and $17,172,397 at December 31, 2001 and 2000, respectively.



(12)FAIR VALUES OF FINANCIAL INSTRUMENTS


The fair values of financial instruments presented below are estimates of fair values at a specific point in time using available market information and valuation methodologies considered appropriate by management. These estimates are subjective in nature and involve uncertainties and significant judgment in the interpretation of current market data. Therefore, the fair values presented are not necessarily indicative of amounts the Company could realize or settle currently. The Company does not necessarily intend to dispose of or liquidate such instruments prior to maturity.



The carrying amounts of cash, cash equivalents, short-term investments, accounts receivable and accounts payable approximate their fair values due to the short-term nature of these financial instruments.



The carrying amounts and fair values of the Company's debt and equity securities are disclosed in note 2 of the notes to the statutory financial statements. For marketable debt and equity securities, fair values are based on quoted market prices. If a quoted market price is not available, as in the case of private placements, fair value is estimated using quoted market prices for similar securities.



The fair value for mortgage and other loans was determined on a loan by loan basis using market yields and coupon rates. Market yield for each loan was determined by adding an appropriate pricing spread to the yields on similar maturity treasury issues. The fair value for each loan was calculated as the present value of the future interest and principal payments at the market yield. The carrying value of notes

                  SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

                        DECEMBER 31, 2001, 2000 AND 1999



(12)FAIR VALUES OF FINANCIAL INSTRUMENTS (CONTINUED)


payable approximates fair value because of the short-term nature of these financial instruments and the relative immateriality of the balances. The carrying amount and fair value of the Company's investments in mortgage and other loans and notes payable at December 31, 2001 and 2000 follow:



                                                    2001                            2000
                                       -------------------------------   ---------------------------
                                          CARRYING        ESTIMATED        CARRYING      ESTIMATED
                                           AMOUNT         FAIR VALUE        AMOUNT       FAIR VALUE
                                       -------------------------------------------------------------
Commercial mortgages                   $1,022,581,239   $1,083,946,000   $960,124,326   $979,884,000
Residential mortgages                         580,488          573,000        488,487        480,000
Other loans                                   387,701          388,000        415,600        416,000
                                       -------------------------------------------------------------
                                       $1,023,549,428   $1,084,907,000   $961,028,413   $980,780,000
                                       =============================================================
Notes payable                          $   38,558,597   $   38,558,597   $ 34,120,815   $ 34,120,815
                                       =============================================================



Covered call options are the primary derivative financial instrument used by the Company. The fair value of these options are obtained from market quotes. These values represent the estimated amount the Company would receive or pay to terminate the agreement. The carrying amount and fair value of these options written and outstanding at December 31, 2001 are $49,300 and $49,300, respectively ($192,444 and $471,500 at December 31, 2000).



The fair value of annuity contracts was determined to be the Company's statutory reserve as such amount most closely approximates the current value of the expected payments under such contracts. Such reserve is higher than the policy surrender values, which is considered the floor value and lower than the account value, which is considered the maximum value. The account value does not approximate the amount the Company anticipates paying under such contracts due to anticipated surrenders.



Assets held in separate accounts are reported in the accompanying statutory financial statements at fair value. The related liabilities are also reported at fair value in amounts equal to the separate account assets.



It is not considered practicable to determine the fair value of the Company's liability for pension plan administration funds due to the difficulty in calculating an estimated payment pattern and period. Such funds currently bear interest at a rate of approximately 7.5%. The interest rate will adjust annually based on investment portfolio returns for the related assets. Such funds have no stated maturity.

                  SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

                        DECEMBER 31, 2001, 2000 AND 1999



(13)NOTES PAYABLE


Notes payable at December 31, 2001 and 2000 consist of the following:



                                                                 2001          2000
                                                              -------------------------
Note payable with imputed interest at 6.59%, repaid in 2001   $        --   $ 2,384,256
Note payable with imputed interest at 7.40%, maturing
  January 1, 2002; secured by limited partnership interest
  in Boston Capital Corporate Tax Credit Fund XII, L.P.         1,782,340     2,673,510
Note payable with imputed interest at 7.38%, repaid in 2001            --     5,823,904
Note payable with imputed interest at 8.37%, maturing
  July 1, 2002; secured by limited partnership interest in
  Boston Capital Corporate Tax Credit Fund XIV, L.P.            5,464,342     5,464,342
Note payable with imputed interest at 8.68%, maturing
  May 31, 2005; secured by limited partnership interest in
  Boston Capital Corporate Tax Credit Fund XV, L.P.             6,411,521     6,524,803
Non-interest bearing note payable due on demand; secured by
  limited partnership interest in SSM Venture Partners II,
  L.P.                                                          5,750,000    11,250,000
Note payable with imputed interest at 7.02%, maturing
  January 2, 2004; secured by limited partnership interest
  in Boston Capital Corporate Tax Credit Fund, XVI, L.P.       12,075,917            --
Non-interest bearing note maturing April 1, 2004; secured by limited partnership interest in Georgia Tax Credit
  Fund II, L.P.                                                 2,074,477            --
Non-interest bearing note maturing July 1, 2002; secured by
  limited partnership interest in Paramount Properties
  American Tax Credit Corp. Fund XII, L.P.                      5,000,000            --
                                                              -------------------------
                                                              $38,558,597   $34,120,815
                                                              =========================



The aggregate maturities of notes payable for each of the years subsequent to December 31, 2001 are as follows:



YEAR ENDING
DECEMBER 31,
------------
    2002      $19,214,002
    2003          336,189
    2004       12,666,050
    2005        6,342,356
              -----------
              $38,558,597
              ===========

                  SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY
                                   SCHEDULE 1


                            SELECTED FINANCIAL DATA
                 AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2001




Investment income earned:
  United States bonds                                          $   26,551,798
  Other bonds (unaffiliated)                                      272,825,784
  Preferred and common stocks                                       6,851,257
  Mortgage loans                                                   77,515,525
  Real estate                                                      14,454,601
  Premium notes, policy loans and liens                            22,159,828
  Short-term investments                                            4,809,401
  Other invested assets                                             3,258,441
  Aggregate write-ins for investment income                           441,970
                                                               --------------
    Gross investment income                                    $  428,868,605
                                                               ==============
Real estate owned--book value less encumbrances                $   74,465,743
                                                               ==============
Mortgage loans--book value:
  Farm mortgages                                               $           --
  Residential mortgages                                               580,488
  Commercial mortgages                                          1,022,581,239
                                                               --------------
    Total mortgage loans                                       $1,023,161,727
                                                               ==============
Mortgage loans by standing--book value:
  Good standing                                                $1,019,317,905
                                                               ==============
  Good standing with restructured terms                        $    3,843,822
                                                               ==============
  Interest overdue more than 90 days, not in foreclosure       $           --
                                                               ==============
  Foreclosure in process                                       $           --
                                                               ==============
Other long-term assets- statement value                        $  278,601,850
                                                               ==============
Collateral loans                                               $           --
                                                               ==============
Bonds and stocks of parents, subsidiaries and
 affiliates--book value:
  Bonds                                                        $           --
                                                               ==============
  Preferred stocks                                             $      117,400
                                                               ==============
  Common stocks                                                $   40,864,652
                                                               ==============
Bonds and short-term investments by class and maturity:
  Due within one year or less                                  $  469,308,358
  Over 1 year through 5 years                                   1,457,037,353
  Over 5 years through 10 years                                 1,425,664,517
  Over 10 years through 20 years                                  536,614,135
  Over 20 years                                                   396,801,319
                                                               --------------
                                                               $4,285,425,682
                                                               ==============

                  SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY
                             SCHEDULE 1 (CONTINUED)


                            SELECTED FINANCIAL DATA
                 AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2001




Bonds by class--statement value:
  Class 1                                                      $ 2,670,263,380
  Class 2                                                        1,311,665,707
  Class 3                                                          134,275,681
  Class 4                                                          119,797,423
  Class 5                                                           37,530,242
  Class 6                                                           11,893,249
                                                               ---------------
Total by class                                                 $ 4,285,425,682
                                                               ===============
Total bonds and short-term investments publicly traded         $ 3,348,108,558
                                                               ===============
Total bonds and short-term investments privately placed        $   937,317,124
                                                               ===============
Preferred stocks--statement value                              $    59,089,277
                                                               ===============
Common stocks (unaffiliated)--fair value                       $   323,634,640
                                                               ===============
Short-term investments--book value                             $        91,000
                                                               ===============
Options, caps & floors owned-statement value                   $            --
                                                               ===============
Options, caps & floors written and in force--statement value   $        49,300
                                                               ===============
Collar, swap & forward agreements open--statement value        $            --
                                                               ===============
Futures contracts open--current value                          $            --
                                                               ===============
Cash on deposit                                                $    97,940,222
                                                               ===============
Life insurance in force:
  Industrial                                                   $            --
                                                               ===============
  Ordinary                                                     $52,087,759,000
                                                               ===============
  Credit life                                                  $            --
                                                               ===============
  Group life                                                   $ 1,484,174,000
                                                               ===============
Amount of accidental death insurance in force under ordinary
 policies                                                      $ 2,599,552,000
                                                               ===============
Life insurance policies with disability provisions in force:
  Industrial                                                   $            --
                                                               ===============
  Ordinary                                                     $11,175,807,000
                                                               ===============
  Credit life                                                  $            --
                                                               ===============
  Group life                                                   $ 1,456,790,000
                                                               ===============
Supplementary contracts in force:
  Ordinary--not involving life contingencies:
    Amount on deposit                                          $     1,622,507
                                                               ===============
    Income payable                                             $     3,234,023
                                                               ===============

                  SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY
                             SCHEDULE 1 (CONTINUED)


                            SELECTED FINANCIAL DATA
                 AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2001




 Ordinary--involving life contingencies:
    Income payable                                             $   11,891,093
                                                               ==============
  Group--not involving life contingencies:
    Amount on deposit                                          $           --
                                                               ==============
    Income payable                                             $           --
                                                               ==============
  Group--involving life contengencies:
    Income payable                                             $           --
                                                               ==============
Annuities:
  Ordinary:
    Immediate--amount of income payable                        $   11,146,889
                                                               ==============
    Deferred--fully paid account balance                       $  987,974,996
                                                               ==============
    Deferred--not fully paid--account balance                  $1,246,639,939
                                                               ==============
  Group:
    Amount of income payable                                   $    2,042,062
                                                               ==============
    Fully paid account balance                                 $           --
                                                               ==============
    Not fully paid--account balance                            $   24,040,498
                                                               ==============
Accident and health insurance--premiums in force:
  Ordinary                                                     $   27,949,801
                                                               ==============
  Group                                                        $   16,204,052
                                                               ==============
  Credit                                                       $           --
                                                               ==============
Deposit funds and dividend accumulations:
  Deposit funds--account balance                               $  305,965,969
                                                               ==============
  Dividends accumulations--account balance                     $  304,259,956
                                                               ==============
Claim payments 2001:
  Group accident and health--year ended December 31, 2001:
    2001                                                       $    1,495,626
                                                               ==============
    2000                                                       $      731,742
                                                               ==============
    1999                                                       $       17,516
                                                               ==============
    1998                                                       $      117,353
                                                               ==============
  Other accident and health--year ended December 31, 2001:
    2001                                                       $    1,523,367
                                                               ==============
    2000                                                       $      937,038
                                                               ==============
    1999                                                       $      393,897
                                                               ==============
    1998                                                       $      177,643
                                                               ==============



SEE ACCOMPANYING INDEPENDENT AUDITORS' REPORT.

                  SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY
                                   SCHEDULE 2


                          SUMMARY INVESTMENT SCHEDULE



                               DECEMBER 31, 2001


                                 (IN THOUSANDS)



                                                                                 ADMITTED ASSETS AS
                                                                               REPORTED IN THE ANNUAL
              INVESTMENT CATEGORIES                 GROSS INVESMENT HOLDINGS         STATEMENT
--------------------------------------------------  ------------------------   ----------------------
Bonds:
  US Treasury securities                            $  316,599       4.877%    $  316,599     4.877%
  US government agency obligations:
    Issued by US government agencies                    84,107       1.296%        84,107     1.296%
    Issued by US government-sponsored agencies              --       0.000%            --     0.000%
  Foreign government                                        --       0.000%            --     0.000%
  Securities issued by states, territories and
    possessions and political subdivisions in the
    US:
    US States and territories general obligations           --       0.000%            --     0.000%
    Political subdividions of US states,
      territories and possessions general
      obligations                                           --       0.000%            --     0.000%
    Revenue and assessment obligations                      --       0.000%            --     0.000%
    Industrial development bonds and similar
      obligations                                       52,040       0.802%        52,040     0.802%
  Mortgage backed securities
    Pass-through securities:
      Guaranteed by GNMA                                80,010       1.232%        80,010     1.232%
      Issued by FNMA and FHLMC                          21,241       0.327%        21,241     0.327%
      Other pass-through securities                         --       0.000%            --     0.000%
    Other mortgage-backed securities:
      Issued by FNMA, FHLMC or GNMA                    855,554      13.179%       855,554    13.179%
      Other mortgage-backed securities
        collateralized by MBS issued or guaranteed
        by FNMA, FHLMC, or GNMA                             --       0.000%            --     0.000%
      All other mortgage-backed securities             107,586       1.657%       107,586     1.657%

Other debt securities (excluding short-term):
  Unaffiliated domestic securities                   2,752,594      42.344%     2,746,868    42.314%
  Unaffiliated foreign securities                       21,331       0.329%        21,331     0.329%
  Affiliated securities                                     --       0.000%            --     0.000%

Equity interests:
  Investments in mutual funds                           10,077       0.155%        10,077     0.155%
  Preferred stocks:
    Affiliated                                             117       0.002%           117     0.002%
    Unaffiliated                                        62,096       0.955%        58,972     0.908%
  Publicly traded equity securites:
    Affiliated                                              --       0.000%            --     0.000%
    Unaffiliated                                       285,526       4.398%       285,526     4.398%
  Other equity securities:
    Affiliated                                          12,301       0.189%        12,301     0.189%
    Unaffiliated                                        28,031       0.432%        28,031     0.432%
  Tangible personal property under leases:
    Affiliated                                              --       0.000%            --     0.000%
    Unaffiliated                                            --       0.000%            --     0.000%

                  SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY
                             SCHEDULE 2 (CONTINUED)


                          SUMMARY INVESTMENT SCHEDULE



                               DECEMBER 31, 2001


                                 (IN THOUSANDS)



                                                                                 ADMITTED ASSETS AS
                                                                               REPORTED IN THE ANNUAL
              INVESTMENT CATEGORIES                 GROSS INVESMENT HOLDINGS         STATEMENT
--------------------------------------------------  ------------------------   ----------------------
Mortgage loans
  Construction and land development                 $       --       0.000%    $       --     0.000%
  Agricultural                                              --       0.000%            --     0.000%
  Single family residential properties                     580       0.009%           580     0.009%
  Multifamily residential properties                   263,641       4.061%       263,641     4.061%
  Commercial loans                                     758,941      11.691%       758,941    11.691%

Real estate investments
  Property occupied by company                          16,431       0.253%        16,431     0.253%
  Property held for the production of income            56,485       0.870%        56,485     0.870%
  Property held for sale                                 1,550       0.024%         1,550     0.024%

Policy loans                                           333,588       5.139%       333,588     5.139%

Receivable for securities                                3,473       0.053%         3,473     0.053%

Cash and short term investments                         98,021       1.510%        98,021     1.510%

Other invested assets                                  278,602       4.292%       278,602     4.292%
                                                    -------------------------------------------------

                                                    $6,500,522     100.000%    $6,491,672   100.000%
                                                    =================================================

                  SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY
                                   SCHEDULE 3


           SCHEDULE OF SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES



                               DECEMBER 31, 2001


                                 (IN THOUSANDS)



 1.) Total admitted assets:
    $6,685,537



 2.) 10 Largest exposures to a single issuer/borrower/investment:



                    ISSUER                       INVESTMENT CATEGORY           AMOUNT    PERCENTAGE
      ----------------------------------  ----------------------------------  --------   ----------
                                              Industrial, Misc.--Issuer
      Continental Airlines Bonds                     Obligations              $33,952       0.5%
                                              Industrial, Misc.--Issuer
      AT&T Corp. Bonds                               Obligations               33,814       0.5%
                                              Industrial, Misc.--Issuer
      General Motors Bonds                           Obligations               29,875       0.4%
                                              Industrial, Misc.--Issuer
      American Airlines Bonds                        Obligations               28,316       0.4%
                                              Industrial, Misc.--Issuer
      Prudential Home Mtg. Sec. Bonds                Obligations               27,504       0.4%
                                              Industrial, Misc.--Issuer
      Charles Schwab Bonds                           Obligations               24,981       0.4%
                                              Industrial, Misc.--Issuer
      Michaels Stores Common Stock                   Obligations               24,376       0.4%
                                              Industrial, Misc.--Issuer
      CMC Sec. Corp. Bonds                           Obligations               24,074       0.4%
                                              Industrial, Misc.--Issuer
      TCW Latin America Partners LP                  Obligations               22,380       0.3%
                                              Industrial, Misc.--Issuer
      Telecorp PCS Common Stock                      Obligations               22,124       0.3%



 3.) Total admitted assets held in bonds and preferred stocks by NAIC rating:



      BONDS     AMOUNT     PERCENTAGE    STOCKS     AMOUNT    PERCENTAGE
      ------  ----------   ----------   --------   --------   ----------
      NAIC-1  $2,670,263      39.9%     P/RP-1     $22,725       0.3%
      NAIC-2   1,311,666      19.6%     P/RP-2      19,158       0.3%
      NAIC-3     134,276       2.0%     P/RP-3       9,080       0.1%
      NAIC-4     119,797       1.8%     P/RP-4       5,357       0.1%
      NAIC-5      37,530       0.6%     P/RP-5       2,769       0.0%
      NAIC-6      11,893       0.2%     P/RP-6           1       0.0%



 4.) Admitted assets held in foreign investments and unhedged foreign currency exposure:



      Foreign-currency denominated investments of:                     $  558
      Foreign-currency denominated supporting
        insurance liabilities of:                                          --
      Excluding Canadian investments and currency
        exposure of:                                                    7,308



 5.) Aggregate foreign investment exposure categorized by NAIC sovereign rating:



                                                                      AMOUNT     PERCENTAGE
                                                                    ----------   ----------
      Countries rated by NAIC-1                                     $      --       0.0%
      Countries rated by NAIC-2                                            --       0.0%
      Countries rated by NAIC-3 or below                                   --       0.0%

                  SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY
                             SCHEDULE 3 (CONTINUED)


           SCHEDULE OF SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES



                               DECEMBER 31, 2001


                                 (IN THOUSANDS)



 6.) Two largest foreign investment exposures to a single country, categorized by the country's NAIC sovereign rating:
    None



 7.) Aggregate unhedged foreign currency exposure:    None



 8.) Aggregate unhedged foreign currency exposure categorized by NAIC sovereign rating:
    None



 9.) Two largest unhedged foreign currency exposures to a single country, categorized by the country's NAIC sovereign rating:
    None



10.) 10 Largest sovereign foreign issues:
    None

                  SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY
                             SCHEDULE 3 (CONTINUED)


           SCHEDULE OF SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES



                               DECEMBER 31, 2001


                                 (IN THOUSANDS)



11.) Assets held in Canadian investments and unhedged Canadian currency exposure:



      Canadian-currency denominated investments
        of:                                                            $7,308
      Canadian denominated supporting insurance
        liabilities of:                                                    --



12.) Assets held in Canadian investments comprise less than 2.5% of the reporting entity's total admitted assets.



13.) Assets held in investments with contractual sales restrictions comprised less than 2.5% of the reporting entity's total admitted assets.



14.) 10 Largest equity interests:



                    ISSUER                       INVESTMENT CATEGORY           AMOUNT    PERCENTAGE
      ----------------------------------  ----------------------------------  --------   ----------
                                              Industrial, Misc.--Issuer
      Michaels Stores Common Stock                   Obligations              $24,376       0.4%
                                              Industrial, Misc.--Issuer
      TCW Latin America Ltd Partnership              Obligations               22,380       0.3%
                                              Industrial, Misc.--Issuer
      Telecorp PCS Common Stock                      Obligations               22,124       0.3%
                                              Industrial, Misc.--Issuer
      SSM Venture Ltd Partnership                    Obligations               22,060       0.3%
                                              Industrial, Misc.--Issuer
      Green Mountain Advisors II, L.P.               Obligations               21,826       0.3%
                                              Industrial, Misc.--Issuer
      Green Mountain Advisors L.P.                   Obligations               17,963       0.3%
                                              Industrial, Misc.--Issuer
      Praedium Recovery Fund II, L.P.                Obligations               15,816       0.2%
                                              Industrial, Misc.--Issuer
      Ross Stores Common Stock                       Obligations               15,623       0.2%
                                              Industrial, Misc.--Issuer
      Arrow Electronics Common Stock                 Obligations               12,379       0.2%
      Boston Capital Tax Credit XVI,          Industrial, Misc.--Issuer
        L.P.                                         Obligations               12,070       0.2%



      15.) Aggregate statement value of investments held in nonaffiliated, privately-placed equities:
                                      $278,214,149


        Three largest investments held in nonaffiliated, privately placed equities:



                    ISSUER                       INVESTMENT CATEGORY           AMOUNT    PERCENTAGE
      ----------------------------------  ----------------------------------  --------   ----------
                                              Industrial, Misc.--Issuer
      TCW Latin America Partners                     Obligations              $22,380       0.3%
                                              Industrial, Misc.--Issuer
      SSM Venture                                    Obligations              $22,060       0.3%
                                              Industrial, Misc.--Issuer
      Green Mountain Advisors II                     Obligations              $21,826       0.3%



 16.) Assets held in general partnership interests comprised less than 2.5% of the reporting entity's total admitted assets.

                  SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY
                             SCHEDULE 3 (CONTINUED)


           SCHEDULE OF SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES



                               DECEMBER 31, 2001


                                 (IN THOUSANDS)



17.) 10 Largest aggregate mortgage interests:



                    ISSUER                       INVESTMENT CATEGORY           AMOUNT    PERCENTAGE
      ----------------------------------  ----------------------------------  --------   ----------
      Litton Systems Building                         Commercial              $14,666       0.2%
      Doral Village Mobile Home Park                  Commercial               10,439       0.2%
      Wal-Mart Superstore                             Commercial               10,025       0.1%
      Stonebridge Apartments                          Commercial                9,463       0.1%
      Parkside Village Apartments                     Commercial                8,749       0.1%
      New Frontier Mobile Home Park                   Commercial                8,318       0.1%
      Westwood Center Office Building                 Commercial                8,290       0.1%
      Three Financial Center                          Commercial                7,915       0.1%
      Vista Verde Apartments                          Commercial                7,740       0.1%
      Follett Office Building                         Commercial                7,715       0.1%



18.) Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:



          LOAN-TO-VALUE              RESIDENTIAL                     COMMERCIAL                     AGRICULTURAL
      ---------------------  ---------------------------   -------------------------------   ---------------------------
      Above 95%                $     --         0.0%       $        --            0.0%        $       --        0.0%
      91% to 95%                     --         0.0%                --            0.0%                --        0.0%
      81% to 90%                     --         0.0%         1,292,497            0.0%                --        0.0%
      71% to 80%                     --         0.0%        72,955,226            1.1%                --        0.0%
      below 70%                 580,488         0.0%       948,333,516           14.2%                --        0.0%
      Construction loans                                                                              --        0.0%
      Mortgage loans over 90 days past
        due                                                                                           --        0.0%
      Mortgage loans in the process of
        foreclosure                                                                                   --        0.0%
      Mortgage loans
        foreclosed                                                                                    --        0.0%
      Restructure mortgage loans
                                                                                               3,843,822        0.1%



19.) There were no assets held in each of the five largest investments in one parcel or group of contiguous parcels of real estate reported in the Annual Statement Schedule A that exceeded 2.5% of the Company's total admitted assets.



20.) Total admitted assets subject to the following types of agreements:



                                                              AT YEAR END                AT END OF EACH QUARTER
                       AGREEMENT TYPE                     AMOUNT     PERCENTAGE    1ST QTR      2ND QTR      3RD QTR
      ------------------------------------------------  ----------   ----------   ----------   ----------   ----------
      Securities lending                                $      --       0.0%      $      --    $      --    $       --
      Repurchase                                               --       0.0%             --           --            --
      Reverse repurchase                                       --       0.0%             --           --            --
      Dollar repurchase                                        --       0.0%             --           --            --
      Dollar reverse repurchase                                --       0.0%             --           --            --

                  SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY
                             SCHEDULE 3 (CONTINUED)


           SCHEDULE OF SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES



                               DECEMBER 31, 2001


                                 (IN THOUSANDS)



21.) Warrants not attached to other financial instruments, options, caps, and floors:



                                            OWNED                                WRITTEN
                             -----------------------------------   -----------------------------------
      Hedging                    $    --              0.0%             $     --             0.0%
      Income generation           49,300              0.0%              496,333             0.0%
      Other                           --              0.0%                   --             0.0%



22.) Potential exposure for collars, swaps and forwards:



                                                                              AT END OF EACH QUARTER
                                           AT YEAR END                  1ST QTR      2ND QTR      3RD QTR
                             ---------------------------------------   ----------   ----------   ----------
      Hedging                    $       --              0.0%          $      --    $      --    $       --
      Income generation                  --              0.0%                 --           --            --
      Replications                       --              0.0%                 --           --            --
      Other                              --              0.0%                 --           --            --



23.) Potential exposure for future contracts:



                                                                              AT END OF EACH QUARTER
                                           AT YEAR END                  1ST QTR      2ND QTR      3RD QTR
                             ---------------------------------------   ----------   ----------   ----------
      Hedging                    $       --              0.0%          $      --    $      --    $       --
      Income generation                  --              0.0%                 --           --            --
      Replications                       --              0.0%                 --           --            --
      Other                              --              0.0%                 --           --            --



24.) All investments included in the Write-ins for Invested Assets category included on the Summary Investment Schedule in the Annual Statement



                               INVESTMENT                             AMOUNT     PERCENTAGE
      ------------------------------------------------------------  ----------   ----------
      Securities lending collateral                                 $      --       0.0%
      Other miscellaneous receivables                                      --       0.0%



SEE ACCOMPANYING INDEPENDENT AUDITORS' REPORT.

                  SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY
                                   SCHEDULE 4


      SUMMARY OF INVESTMENTS -- OTHER THAN INVESTMENTS IN RELATED PARTIES



                               DECEMBER 31, 2001


                                 (IN THOUSANDS)



                                                               COST OR                  AS SHOWN ON
                                                              AMORTIZED                 THE BALANCE
                                                                 COST      FAIR VALUE      SHEET
                                                              -------------------------------------
Bonds:
  United States Government and government agencies and
    authorities                                               $  463,290   $  482,001   $  463,290
  Public utilities                                               322,994      326,058      322,994
  Mortgage-backed securities                                   1,193,802    1,221,542    1,193,802
  All other corporate bonds                                    2,305,248    2,327,198    2,305,248
                                                              -------------------------------------
        Total bonds                                           $4,285,334   $4,356,799   $4,285,334
                                                              -------------------------------------
Equity Securities:
  Common stocks (1)
  Public utilities                                                   973        1,021        1,021
  Banks, trusts, and insurance companies                          32,817       40,151       40,151
  Industrial, miscellaneous and all other                        227,041      282,462      282,462
  Nonredeemable preferred stocks                                  63,037       59,139       59,089
                                                              -------------------------------------
        Total equity securities                               $  323,868   $  382,773   $  382,723
                                                              -------------------------------------
Mortgage loans on real estate                                  1,023,162    1,084,519    1,023,162
Real estate:
  Home office property                                            33,013          N/D       16,431
  Real estate held for investment                                 77,624          N/D       56,485
  Real estate acquired in satisfaction of debt                     1,647          N/D        1,550
Policy loans                                                     333,588          N/D      333,588
Partnership interests                                            237,766          N/D      278,602
Short-term investments and cash                                   98,021       97,967       98,021
                                                              -------------------------------------
        Total investments                                     $6,414,023          N/A   $6,475,896
                                                              =====================================



(1) Investment in common stocks does not include the Company's investment in the Virginia Farm Bureau, a related party, with a cost and fair value of $10,002 and $6,857, respectively.



N/D -- not determined



N/A -- not applicable



SEE ACCOMPANYING INDEPENDENT AUDITORS' REPORT.

                  SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY
                                   SCHEDULE 5



                      SUPPLEMENTARY INSURANCE INFORMATION



                                 (IN THOUSANDS)



                                                                       AS OF DECEMBER 31
                                            ------------------------------------------------------------------------
                                                                FUTURE POLICY
                                             DEFERRED             BENEFITS,                             OTHER POLICY
                                              POLICY            LOSSES, CLAIMS                           CLAIMS AND
                                            ACQUISITION         AND SETTLEMENT         UNEARNED           BENEFITS
                                               COSTS               EXPENSES            PREMIUMS           PAYABLE
                                            ------------------------------------------------------------------------
SEGMENT
2001:
  Life insurance                               $   --             $2,686,966            $1,176            $388,807
  Accident & health insurance                      --                 27,801               247               1,536
  Annuity                                          --              2,317,619                --                  32
  Property & liability insurance                   --                     --                --                  --
                                            ------------------------------------------------------------------------
                                               $   --             $5,032,386            $1,423            $390,375
                                            ========================================================================
2000:
  Life insurance                               $   --             $2,544,552            $1,334            $378,296
  Accident & health insurance                      --                 23,892               257               1,479
  Annuity                                          --              2,156,024                --                  33
  Property & liability insurance                   --                     --                --                  --
                                            ------------------------------------------------------------------------
                                               $   --             $4,724,468            $1,591            $379,808
                                            ========================================================================



                                                               FOR THE YEARS ENDED DECEMBER 31
                                           -----------------------------------------------------------------------
                                                                                       AMORTIZATION
                                                                        BENEFITS,      OF DEFERRED
                                                            NET       CLAIMS, LOSSES      POLICY         OTHER
                                             PREMIUM     INVESTMENT   AND SETTLEMENT   ACQUISITION     OPERATING
                                           REVENUE (1)     INCOME        EXPENSES         COSTS       EXPENSES (2)
                                           -----------------------------------------------------------------------
SEGMENT
2001:
  Life insurance                            $386,270      $213,914       $331,926      $        --      $114,918
  Accident & health insurance                 21,237         1,779          9,215               --        10,891
  Annuity                                    265,901       197,040        399,465               --        22,045
  Property & liability insurance                  --            --             --               --            --
                                           -----------------------------------------------------------------------
                                            $673,408      $412,733       $740,606      $        --      $147,854
                                           =======================================================================
2000:
  Life insurance                            $397,038      $205,024       $346,879      $        --      $115,055
  Accident & health insurance                 20,068         1,166          9,238               --        10,364
  Annuity                                    174,460       185,748        306,092               --        17,994
  Property & liability insurance                  --            --             --               --            --
                                           -----------------------------------------------------------------------
                                            $591,566      $391,938       $662,209      $        --      $143,413
                                           =======================================================================
1999 (3):
  Life insurance                            $384,365      $199,521       $349,091      $        --      $112,923
  Accident & health insurance                 19,745         1,031         10,565               --         9,921
  Annuity                                    181,559       167,129        294,088               --        19,085
  Property & liability insurance                  --            --             --               --            --
                                           -----------------------------------------------------------------------
                                            $585,669      $367,681       $653,744      $        --      $141,929
                                           =======================================================================



(1) Life insurance premium revenue includes supplementary contracts, dividend accumulations and other.



(2) Commissions, taxes, licenses and fees reflect actual expenses by segment. All other operating expenses are allocated to each segment on the basis of policy count and time studies.



(3) 1999 amounts exclude the effects of the Company's cancellation of its coinsurance agreement with Southern Capital.



SEE ACCOMPANYING INDEPENDENT AUDITORS' REPORT.

                  SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY
                                   SCHEDULE 6


                                  REINSURANCE
             FOR THE YEARS ENDED DECEMBER 31, 2001, 2000, AND 1999


                                 (IN THOUSANDS)



                                                                                            PERCENTAGE OF
                                                     CEDED TO     ASSUMED                      AMOUNT
                                         GROSS        OTHER         FROM          NET        ASSUMED TO
                                        AMOUNT      COMPANIES    COMPANIES      AMOUNT           NET
                                      -------------------------------------------------------------------
2001:
  Life insurance in force             $53,571,933   $3,506,628   $     --     $50,065,305    $       --
                                      ===================================================================
Premiums:
  Life insurance                      $   390,370       11,842         --         378,528            --
  Accident & health insurance              50,541       29,304         --          21,237            --
  Annuity                                 272,883        6,982         --         265,901            --
  Property & liability insurance               --           --         --              --            --
                                      -------------------------------------------------------------------
        Total premiums                $   713,794       48,128         --         665,666            --
                                      ===================================================================
2000:
  Life insurance in force             $49,171,382    3,351,731         --      45,819,651            --
                                      ===================================================================
Premiums:
  Life insurance                      $   372,826       10,712         --         362,114            --
  Accident & health insurance              41,993       21,925         --          20,068            --
  Annuity                                 183,794        9,334         --         174,460            --
  Property & liability insurance               --           --         --              --            --
                                      -------------------------------------------------------------------
        Total premiums                $   598,613       41,971         --         556,642            --
                                      ===================================================================
1999:
  Life insurance in force             $47,232,286    3,343,988         --      43,888,298            --
                                      ===================================================================
Premiums:
  Life insurance                      $   363,439   $   15,158   $     --     $   348,281    $       --
  Accident & health insurance              40,238       20,493         --          19,745            --
  Annuity                                 181,559           --         --         181,559            --
  Property & liability insurance               --           --         --              --            --
                                      -------------------------------------------------------------------
        Total premiums                $   585,236       35,651         --         549,585            --
                                      ===================================================================



SEE ACCOMPANYING INDEPENDENT AUDITORS' REPORT.

                                    PART II.
                               OTHER INFORMATION
                          UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that Section.

                    REPRESENTATION PURSUANT TO SECTION 26(F)

Southern Farm Bureau Life Insurance Company (the "Company") hereby represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                              RULE 484 UNDERTAKING

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                       CONTENTS OF REGISTRATION STATEMENT
This registration statement comprises the following papers and documents:

The facing sheet


The Prospectus, consisting of 86 pages


The undertaking to file reports

Representation pursuant to Section 26(f)

The Rule 484 undertaking

The signatures

Written consent of the following persons:

 (a) Kenneth P. Johnston, Actuary
 (b) Joseph A. Purvis, Esq.
 (c) Sutherland Asbill & Brennan LLP
 (d) KPMG LLP

The following exhibits:

1. The following exhibits correspond to those required by paragraph A to the instructions as to exhibits in Form N-8B-2:


     A.    (1)    Resolution of the Board of Directors of
                    Southern Farm Bureau Life Insurance
                    Company establishing Southern Farm
                    Bureau Life Variable Life Account (the
                    "Separate Account") (2)
           (2)    Not Applicable (Custody Agreement)
           (3)    Distribution of Policies
                  (a) Form of Principal Underwriting
                    Agreement (1)
                  (b) Amendment to Form of Principal
                    Underwriting Agreement (3)
           (4)    Not Applicable (Agreements between the
                    Company, the principal underwriter, or
                    custodian other than those set forth
                    above in A. (1), (2), and (3))
           (5)    Specimen Adjustable Premium Variable
                    Life Insurance Policy (2)
                  (a) Waiver of Monthly Deductions
                    Agreement (2)
                  (b) Children's Term Rider (2)
                  (c) Accelerated Benefit Rider (2)
                  (d) Revised Specimen Adjustable Premium
                    Variable Life Insurance Policy (3)
           (6)    (a) Articles of Incorporation of the
                    Company (1)
                  (b) By-Laws of the Company (1)
           (7)    Not Applicable (Any insurance policy
                    under a contract between the Separate
                    Account and Company)
           (8)    (a) Form of Participation Agreement for
                    T. Rowe Price Equity Series, Inc. and
                    T. Rowe Price Fixed Income
                    Series, Inc. (1)
                  (b) Amendment to Form of Participation
                    Agreement for T. Rowe Price Equity
                    Series, Inc. and T. Rowe Price Fixed
                    Income Series, Inc. (3)
                  (c) Form of Participation Agreement for
                    Fidelity Variable Insurance Products
                    Fund (1)
                  (d) Form of Participation Agreement for
                    Fidelity Variable Insurance Products
                    Fund II (1)
                  (e) Form of Participation Agreement for
                    Fidelity Variable Insurance Products
                    Fund III (1)
                  (f) Amendment to Form of Participation
                    Agreement for Fidelity Variable
                    Insurance Products Fund (3)
                  (g) Amendment to Form of Participation
                    Agreement for Fidelity Variable
                    Insurance Products Fund II (3)

                  (h) Amendment to Form of Participation
                    Agreement for Fidelity Variable
                    Insurance Products Fund III (3)
           (9)    Not Applicable (All other material
                    contracts concerning the Separate
                    Account)
           (10)   Application for Adjustable Premium
                    Variable Life Insurance Policy (2)
           (11)   Issuance, transfer and redemption
                    procedures memorandum (4)



2. Opinion of Counsel as to the legality of the securities being registered (4)


3. Not Applicable (Financial statements omitted from the prospectus pursuant to Instruction 1(b) or (c) of Part I

4.  Not Applicable


5. Opinion and consent of Kenneth P. Johnston as to actuarial matters pertaining to the securities being registered (4)



6.  Consent of Sutherland Asbill & Brennan LLP (4)



7.  Consent of KPMG LLP (4)



8.  Powers of Attorney (2)


------------------------


(1) Incorporated herein by reference to the Registration Statement on Form N-4 (File Nos. 333-79865; 811-9371) filed with the Securities and Exchange Commission on June 3, 1999.



(2) Incorporated herein by reference to the Registration Statement on Form S-6 (File No. 333-68114) filed with the Securities and Exchange Commission on August 22, 2001.



(3) Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 (File No. 333-68114) filed with the Securities and Exchange Commission on January 25, 2002.



(4) Filed herewith.

                                   SIGNATURES


    As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Southern Farm Bureau Life Variable Life Account, certifies that it meets all the requirements for effectiveness of the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Jackson, State of Mississippi on this 12th day of April, 2002.


                                     Southern Farm Bureau Life
(Seal)                                Variable Life Account
                                      (Registrant)

                                     Southern Farm Bureau Life
                                      Insurance Company
                                      (Depositor)

/s/ JOSEPH A. PURVIS                 *
-----------------------------------   -------------------------
Joseph A. Purvis                      Bobby P. Waters
Vice President, General Counsel       Executive Vice President
and Secretary                         Chief Executive Officer

    As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


             SIGNATURE                         TITLE                    DATE
             ---------                         -----                    ----
                                     Executive Vice President,
                  *                   Chief Executive Officer
-----------------------------------   (Principal Executive         April 12, 2002
          Bobby P. Waters             Officer)

                                     Senior Vice President,
      /s/ LAURENCE E. FAVREAU         Chief Financial Officer
-----------------------------------   (Principal Financial         April 12, 2002
        Laurence E. Favreau           Officer) (Principal
                                      Accounting Officer)

                  *
-----------------------------------  Senior Vice President,        April 12, 2002
        Gino Gianfrancesco            Marketing

       /s/ J. JOSEPH STROBLE         Senior Vice President,
-----------------------------------   Policy Administration and    April 12, 2002
         J. Joseph Stroble            Assistant Secretary

       /s/ JOSEPH A. PURVIS
-----------------------------------  Vice President, General       April 12, 2002
         Joseph A. Purvis             Counsel and Secretary

                  *
-----------------------------------  President and Chairman of     April 12, 2002
         Carl B. Loop, Jr.            the Board

                  *
-----------------------------------  First Vice President and      April 12, 2002
           Wayne Dollar               Director

             SIGNATURE                         TITLE                    DATE
             ---------                         -----                    ----
                  *
-----------------------------------  Director                      April 12, 2002
        Ronald R. Anderson

                  *
-----------------------------------  Director                      April 12, 2002
           Donald Childs

                  *
-----------------------------------  Director                      April 12, 2002
          Marshall Coyle

                  *
-----------------------------------  Director                      April 12, 2002
         Kenneth Dierschke

                  *
-----------------------------------  Director                      April 12, 2002
        Ben M. Gramling, II

                  *
-----------------------------------  Director                      April 12, 2002
          Bruce L. Hiatt

                  *
-----------------------------------  Director                      April 12, 2002
           David Hillman

                  *
-----------------------------------  Director                      April 12, 2002
     Kenneth M. Middleton, II

                  *
-----------------------------------  Director                      April 12, 2002
          Bryan Mitchell

                  *
-----------------------------------  Director                      April 12, 2002
             Sam Moore

                  *
-----------------------------------  Director                      April 12, 2002
           Donald Patman

                  *
-----------------------------------  Director                      April 12, 2002
          Wayne F. Pryor

             SIGNATURE                         TITLE                    DATE
             ---------                         -----                    ----
                  *
-----------------------------------  Director                      April 12, 2002
          Stanley E. Reed

                  *
-----------------------------------  Director                      April 12, 2002
             Rick Roth

                  *
-----------------------------------  Director                      April 12, 2002
            David Waide

                  *
-----------------------------------  Director                      April 12, 2002
       David M. Winkles, Jr.

                  *
-----------------------------------  Director                      April 12, 2002
          Larry B. Wooten

                  *
-----------------------------------  Director                      April 12, 2002
         J. M. Wright, Jr.

     *By /s/ JOSEPH A. PURVIS
-----------------------------------
         Joseph A. Purvis,                                         April 12, 2002
   Pursuant to Power of Attorney

                                 EXHIBIT INDEX


    Exhibit 1A(11) -- Issuance, transfer and redemption procedures memorandum



    Exhibit 2 -- Opinion of Counsel as to the legality of the securities being registered



    Exhibit 5 -- Opinion and consent of Kenneth P. Johnston as to actuarial matters pertaining to the securities being registered


    Exhibit 6 -- Consent of Sutherland Asbill & Brennan LLP

    Exhibit 7 -- Consent of KPMG LLP